                                                                    EXHIBIT 99.2

                            [NATIONAL CITY (R) LOGO]

                                    UNAUDITED
                              FINANCIAL SUPPLEMENT
                               SEPTEMBER 30, 2003

                                TABLE OF CONTENTS

QUARTERLY AND YEAR-TO-DATE FINANCIAL TRENDS
Consolidated Financial Highlights                                                          2-3
Consolidated Statements of Income                                                            4
Consolidated Period-End Balance Sheets                                                       5
Consolidated Average Balance Sheets                                                          6
Selected Average Balances                                                                    7
Securitized Balances                                                                         8
Selected Period-End Balances                                                                 9
Average Balances/Net Interest Income/Rates                                               10-12
Stockholder Data                                                                            13
Capitalization                                                                              14
Noninterest Income                                                                          15
Noninterest Expense                                                                         15
Salaries, Benefits, and Other Personnel Expense                                             16
Full-Time Equivalent Employees by Line of Business                                          16
Credit Quality Statistics                                                                17-19
Ten Largest Nonperforming Loans                                                             19
Commercial Loan Industry Concentration                                                      19
Consumer and Small Business Financial Services Performance Measures                         20
Asset Management Performance Measures                                                       21
Mortgage Banking Statistics                                                              22-24
First Franklin Loan Origination and Portfolio Statistics                                    25
Home Equity Portfolio Statistics                                                            26
Line of Business Results                                                                 27-30

MONTHLY FINANCIAL TRENDS
Consolidated Selected Average Balances                                                      31
Capitalization                                                                              31
Full-Time Equivalent Employees By Line of Business                                          32
Consumer and Small Business Financial Services Performance Measures                         32
Asset Management Performance Measures                                                       33
Mortgage Banking Statistics                                                                 33
First Franklin Origination and Portfolio Statistics                                         34

              FINANCIAL SUPPLEMENT SUMMARY OF PRESENTATION CHANGES

PRESENTATION CHANGES TO THIS QUARTER'S FINANCIAL SUPPLEMENT ARE AS FOLLOWS:

CONSOLIDATED PERIOD-END BALANCE SHEETS - PAGE 5, SELECTED AVERAGE BALANCES - PAGE 7

A breakout of mortgage loans held for sale by the following National City divisions: National City Mortgage Co., First Franklin, and National City Home Loan Services (formerly Altegra) is now included on these pages.

CREDIT QUALITY STATISTICS - PAGE 18

Includes disclosure of distressed loans sold during the period.

MORTGAGE BANKING STATISTICS - PAGE 22

Included in the Revenue Components section is a more detailed breakout of the servicing asset hedge and other derivative gains (losses) line item. Additional line items disclosed include gains (losses) on mortgage servicing assets (MSRs) hedged under SFAS 133, gains (losses) on derivatives in SFAS 133 relationships, and gains (losses) on other derivatives used to economically hedge MSRs. Additionally, a section entitled Economic MSR Performance was added to disclose the economic performance of the Corporation's servicing assets taking into consideration increases in the fair value of certain MSRs that could not be recognized in the financial statements due to the accounting constraints of SFAS 140.



HOME EQUITY PORTFOLIO STATISTICS - PAGE 26

Home Equity Portfolio Statistics, a new page added to the Financial Supplement this quarter, presents home equity portfolio balances and statistics by line of business.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                                2003
                                                               --------------------------------------
                                                                3RD QTR       2ND QTR       1ST QTR
                                                               --------------------------------------
EARNINGS
Tax-equivalent interest income                                 $    1,554    $    1,528    $    1,527
Interest expense                                                      403           426           426
                                                               ----------    ----------    ----------
Tax-equivalent net interest income                                  1,151         1,102         1,101
Provision for loan losses                                             107           183           200
                                                               ----------    ----------    ----------
Tax-equivalent NII after provision for loan losses                  1,044           919           901
Fees and other income                                                 542         1,030           866
Securities gains (losses), net                                          5            32             -
Noninterest expense                                                 1,008         1,026         1,009
                                                               ----------    ----------    ----------
Income before taxes and tax-equivalent adjustment                     583           955           758
Income taxes                                                          198           331           254
Tax-equivalent adjustment                                               6             7             8
                                                               ----------    ----------    ----------
Net income                                                     $      379    $      617    $      496
                                                               ==========    ==========    ==========
Effective tax rate                                                   34.2%         34.9%         33.9%

PER COMMON SHARE
Net income:
    Basic                                                      $      .62    $     1.01    $      .81
    Diluted                                                           .62           .99           .81
Dividends paid                                                        .32          .305          .305
Book value                                                          15.00         14.77         14.05
Market value (close)                                                29.46         32.71         27.85
Average shares:
    Basic                                                           613.6         612.1         611.5
    Diluted                                                         619.0         618.4         615.6

PERFORMANCE RATIOS
Return on average common equity                                     16.23%        28.10%        23.42%
Return on average total equity                                      16.23         28.10         23.42
Return on average assets                                             1.22          2.08          1.73
Net interest margin                                                  4.10          4.11          4.21
Efficiency ratio                                                    59.52         48.13         51.29

CREDIT QUALITY STATISTICS
Net charge-offs                                                $      124    $      164    $      171
Provision for loan losses                                             107           183           200
Loan loss allowance                                                 1,130         1,147         1,128
Nonperforming assets                                                  756           818           822
Annualized net charge-offs to average portfolio loans                 .64%          .88%          .95%
Loan loss allowance to period-end portfolio loans                    1.45          1.51          1.51
Loan loss allowance to nonperforming portfolio loans               179.61        162.09        162.01
Loan loss allowance (period-end) to annualized net charge-offs     228.68        174.07        163.10
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                                      .97          1.08          1.10

                                                                                        2002
                                                               -----------------------------------------------------
                                                                4TH QTR        3RD QTR       2ND QTR       1ST QTR
                                                               -----------------------------------------------------
EARNINGS
Tax-equivalent interest income                                 $    1,540     $    1,451    $    1,444    $    1,511
Interest expense                                                      459            472           473           506
                                                               ----------     ----------    ----------    ----------
Tax-equivalent net interest income                                  1,081            979           971         1,005
Provision for loan losses                                             159            169           165           189
                                                               ----------     ----------    ----------    ----------
Tax-equivalent NII after provision for loan losses                    922            810           806           816
Fees and other income                                                 691            620           729           691
Securities gains (losses), net                                        (17)             -            44            54
Noninterest expense                                                 1,011            870           974           875
                                                               ----------     ----------    ----------    ----------
Income before taxes and tax-equivalent adjustment                     585            560           605           686
Income taxes                                                          198            178           204           232
Tax-equivalent adjustment                                               6              8             8             8
                                                               ----------     ----------    ----------    ----------
Net income                                                     $      381     $      374    $      393    $      446
                                                               ==========     ==========    ==========    ==========
Effective tax rate                                                   34.2%          32.3%         34.2%         34.2%

PER COMMON SHARE
Net income:
    Basic                                                      $      .62     $      .61    $      .65    $      .73
    Diluted                                                           .62            .61           .63           .73
Dividends paid                                                       .305           .305          .295          .295
Book value                                                          13.59          13.32         13.02         12.61
Market value (close)                                                27.32          28.53         33.25         30.76
Average shares:
    Basic                                                           611.9          611.6         609.3         607.8
    Diluted                                                         616.0          617.9         616.8         614.0

PERFORMANCE RATIOS
Return on average common equity                                     18.00%         18.06%        19.98%        24.03%
Return on average total equity                                      18.00          18.06         19.98         24.03
Return on average assets                                             1.34           1.47          1.61          1.77
Net interest margin                                                  4.26           4.34          4.42          4.36
Efficiency ratio                                                    57.06          54.40         57.30         51.58

CREDIT QUALITY STATISTICS
Net charge-offs                                                $      140     $      120    $      135    $      181
Provision for loan losses                                             159            169           165           189
Loan loss allowance                                                 1,099          1,080         1,030         1,000
Nonperforming assets                                                  817            852           793           716
Annualized net charge-offs to average portfolio loans                 .78%           .69%          .80%         1.08%
Loan loss allowance to period-end portfolio loans                    1.52           1.52          1.50          1.47
Loan loss allowance to nonperforming portfolio loans               156.42         144.44        146.42        153.84
Loan loss allowance (period-end) to annualized net charge-offs     198.04         227.03        190.26        135.90
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                                     1.13           1.20          1.15          1.05

                                                                                              NINE MONTHS ENDED
                                                                         2001                    SEPTEMBER 30,
                                                               ------------------------    ------------------------
                                                                4TH QTR       3RD QTR         2003          2002
                                                               ------------------------    ------------------------
EARNINGS
Tax-equivalent interest income                                 $    1,523    $    1,623    $    4,609    $    4,406
Interest expense                                                      570           718         1,255         1,451
                                                               ----------    ----------    ----------    ----------
Tax-equivalent net interest income                                    953           905         3,354         2,955
Provision for loan losses                                             209           160           490           523
                                                               ----------    ----------    ----------    ----------
Tax-equivalent NII after provision for loan losses                    744           745         2,864         2,432
Fees and other income                                                 656           597         2,438         2,040
Securities gains (losses), net                                         19            21            37            98
Noninterest expense                                                   885           815         3,043         2,719
                                                               ----------    ----------    ----------    ----------
Income before taxes and tax-equivalent adjustment                     534           548         2,296         1,851
Income taxes                                                          178           183           783           614
Tax-equivalent adjustment                                               9             8            21            24
                                                               ----------    ----------    ----------    ----------
Net income                                                     $      347    $      357    $    1,492    $    1,213
                                                               ==========    ==========    ==========    ==========
Effective tax rate                                                   34.0%         33.9%         34.4%         33.6%

PER COMMON SHARE
Net income:
    Basic                                                      $      .57    $      .59    $     2.44    $     1.99
    Diluted                                                           .57           .58          2.42          1.97
Dividends paid                                                       .295          .295           .93          .895
Book value                                                          12.15         11.87
Market value (close)                                                29.24         29.95
Average shares:
    Basic                                                           606.9         605.0         612.4         609.6
    Diluted                                                         613.0         613.8         617.7         616.2

PERFORMANCE RATIOS
Return on average common equity                                     18.76%        19.95%        22.44%        20.58%
Return on average total equity                                      18.75         19.91         22.44         20.58
Return on average assets                                             1.40          1.50          1.67          1.62
Net interest margin                                                  4.25          4.20          4.14          4.38
Efficiency ratio                                                    55.00         54.27         52.53         54.43

CREDIT QUALITY STATISTICS
Net charge-offs                                                $      147    $      140    $      459    $      436
Provision for loan losses                                             209           160           490           523
Loan loss allowance                                                   997         1,008
Nonperforming assets                                                  658           649
Annualized net charge-offs to average portfolio loans                 .85%          .81%          .82%          .85%
Loan loss allowance to period-end portfolio loans                    1.47          1.46
Loan loss allowance to nonperforming portfolio loans               167.90        171.85
Loan loss allowance (period-end) to annualized net charge-offs     170.37        182.63        183.92%       185.08%
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                                      .97           .94

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                  CONSOLIDATED FINANCIAL HIGHLIGHTS (CONTINUED)
                                 ($ IN MILLIONS)

                                                                                2003
                                                               --------------------------------------
                                                                 3RD QTR       2ND QTR      1ST QTR
                                                               --------------------------------------
CAPITAL AND LIQUIDITY RATIOS

Tier 1 capital(1)                                                    8.32%         8.15%         7.82%
Total risk-based capital(1)                                         12.51         12.42         11.65
Leverage(1)                                                          6.70          6.81          6.54
Period-end equity to assets                                          7.54          7.34          7.31
Period-end tangible common equity to assets(2)                       6.64          6.45          6.39
Average equity to assets                                             7.49          7.39          7.39
Average equity to portfolio loans                                   12.03         11.73         11.75
Average portfolio loans to deposits                                107.50        108.45        110.78
Average portfolio loans to core deposits                           125.80        127.10        130.48
Average portfolio loans to earning assets                           68.82         69.92         69.84
Average securities to earning assets                                 5.95          6.89          7.92

AVERAGE BALANCES

Assets                                                         $  123,812    $  119,060    $  116,433
Portfolio loans                                                    77,064        75,065        73,183
Loans held for sale or securitization                              27,036        24,118        22,524
Securities (at cost)                                                6,667         7,397         8,295
Earning assets                                                    111,984       107,355       104,785
Core deposits                                                      61,258        59,060        56,087
Purchased deposits and funding                                     49,743        47,551        47,740
Common equity                                                       9,271         8,802         8,600
Total equity                                                        9,271         8,802         8,600

PERIOD-END BALANCES

Assets                                                         $  121,065    $  123,392    $  117,494
Portfolio loans                                                    77,756        75,839        74,933
Loans held for sale or securitization                              23,818        26,846        21,740
Securities (at fair value)                                          6,755         7,377         8,464
Core deposits                                                      58,680        60,727        57,858
Purchased deposits and funding                                     49,010        48,762        46,492
Common equity                                                       9,134         9,061         8,587
Total equity                                                        9,134         9,061         8,587

                                                                                        2002
                                                               -----------------------------------------------------
                                                                 4TH QTR        3RD QTR       2ND QTR       1ST QTR
                                                               -----------------------------------------------------
CAPITAL AND LIQUIDITY RATIOS

Tier 1 capital(1)                                                    7.60%          7.78%         7.92%         7.66%
Total risk-based capital(1)                                         11.51          11.87         12.24         12.09
Leverage(1)                                                          6.52           7.09          7.05          6.49
Period-end equity to assets                                          7.03           7.46          8.02          7.67
Period-end tangible common equity to assets(2)                       6.11           6.47          6.93          6.58
Average equity to assets                                             7.44           8.13          8.05          7.37
Average equity to portfolio loans                                   11.76          11.92         11.61         11.08
Average portfolio loans to deposits                                107.90         112.32        114.08        111.71
Average portfolio loans to core deposits                           128.70         131.24        133.96        137.26
Average portfolio loans to earning assets                           70.37          76.59         77.37         73.37
Average securities to earning assets                                 9.36           9.26          9.86          9.54

AVERAGE BALANCES

Assets                                                         $  112,689     $  101,107    $   97,921    $  102,108
Portfolio loans                                                    71,291         68,945        67,930        67,929
Loans held for sale or securitization                              19,676         11,851        10,343        15,015
Securities (at cost)                                                9,484          8,336         8,660         8,834
Earning assets                                                    101,315         90,014        87,797        92,578
Core deposits                                                      55,394         52,535        50,710        49,490
Purchased deposits and funding                                     45,666         37,413        36,765        42,818
Common equity                                                       8,386          8,218         7,885         7,528
Total equity                                                        8,386          8,218         7,886         7,529

PERIOD-END BALANCES

Assets                                                         $  118,258     $  109,346    $   99,131    $  100,078
Portfolio loans                                                    72,134         71,032        68,674        68,089
Loans held for sale or securitization                              24,738         15,886         9,827        12,296
Securities (at fair value)                                          9,211         10,487         8,800         9,036
Core deposits                                                      56,342         54,428        51,763        50,196
Purchased deposits and funding                                     49,530         43,276        36,528        39,492
Common equity                                                       8,308          8,157         7,947         7,672
Total equity                                                        8,308          8,157         7,948         7,672

                                                                                              NINE MONTHS ENDED
                                                                         2001                    SEPTEMBER 30,
                                                               ------------------------    ------------------------
                                                                 4TH QTR      3RD QTR         2003          2002
                                                               ------------------------    ------------------------
CAPITAL AND LIQUIDITY RATIOS

Tier 1 capital(1)                                                    6.99%         7.26%
Total risk-based capital(1)                                         11.31         11.27
Leverage(1)                                                          6.45          6.55
Period-end equity to assets                                          6.98          7.49
Period-end tangible common equity to assets(2)                       5.94          6.32
Average equity to assets                                             7.45          7.53          7.42%         7.85%
Average equity to portfolio loans                                   10.67         10.38         11.84         11.54
Average portfolio loans to deposits                                113.10        116.50        108.86        112.69
Average portfolio loans to core deposits                           140.56        142.89        127.71        134.07
Average portfolio loans to earning assets                           76.88         79.52         69.51         75.76
Average securities to earning assets                                 9.31          9.61          6.89          9.55

AVERAGE BALANCES

Assets                                                         $   98,428    $   94,333    $  119,795    $  100,375
Portfolio loans                                                    68,694        68,461        75,118        68,271
Loans held for sale or securitization                              11,908         8,780        24,575        12,391
Securities (at cost)                                                8,322         8,276         7,447         8,607
Earning assets                                                     89,348        86,097       108,068        90,119
Core deposits                                                      48,870        47,912        58,819        50,923
Purchased deposits and funding                                     40,207        37,859        48,354        38,979
Common equity                                                       7,330         7,091         8,893         7,879
Total equity                                                        7,333         7,106         8,893         7,880

PERIOD-END BALANCES

Assets                                                         $  105,817    $   96,180
Portfolio loans                                                    68,041        69,279
Loans held for sale or securitization                              16,831         8,769
Securities (at fair value)                                          9,859         8,539
Core deposits                                                      51,895        48,447
Purchased deposits and funding                                     43,723        38,589
Common equity                                                       7,381         7,195
Total equity                                                        7,381         7,202

(1) Third quarter 2003 regulatory capital ratios are based upon preliminary data

(2) Excludes goodwill and other intangible assets

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                        CONSOLIDATED STATEMENTS OF INCOME
                     ($ IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                   2003
                                                               ---------------------------------------------
                                                                  3RD QTR         2ND QTR         1ST QTR
                                                               ---------------------------------------------
INTEREST INCOME:
 Loans                                                         $   1,456,575   $   1,409,904   $   1,398,244
 Securities:
  Taxable                                                             67,650          85,957          96,976
  Exempt from Federal income taxes                                     8,424           8,579           8,564
  Dividends                                                            4,425           6,283           5,192
 Federal funds sold and security resale agreements                       827             612             504
 Other investments                                                     9,272           9,698          10,516
                                                               ---------------------------------------------
   TOTAL INTEREST INCOME                                           1,547,173       1,521,033       1,519,996

INTEREST EXPENSE:
 Deposits                                                            213,127         234,353         244,351
 Federal funds borrowed and security
   repurchase agreements                                              30,330          40,685          41,585
 Borrowed funds                                                        2,678           4,600           8,998
 Long-term debt and capital securities                               157,067         145,813         131,771
                                                               ---------------------------------------------
   TOTAL INTEREST EXPENSE                                            403,202         425,451         426,705

   NET INTEREST INCOME                                             1,143,971       1,095,582       1,093,291
 Provision for loan losses                                           107,047         183,147         200,233
                                                               ---------------------------------------------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES             1,036,924         912,435         893,058

NONINTEREST INCOME:
 Mortgage banking revenue                                             30,698         476,574         393,708
 Deposit service charges                                             144,940         142,126         134,736
 Payment processing revenue                                          124,517         113,047         105,411
 Trust and investment management fees                                 72,403          77,310          69,359
 Card-related fees                                                    41,827          44,036          41,081
 Brokerage revenue                                                    32,776          33,428          24,476
 Other                                                                94,941         143,634          97,520
                                                               ---------------------------------------------
   TOTAL FEES AND OTHER INCOME                                       542,102       1,030,155         866,291
 Securities gains (losses), net                                        5,398          31,407             170
                                                               ---------------------------------------------
   TOTAL NONINTEREST INCOME                                          547,500       1,061,562         866,461

NONINTEREST EXPENSE:
 Salaries, benefits, and other personnel                             571,059         542,291         561,162
 Equipment                                                            58,458          62,763          64,692
 Net occupancy                                                        57,323          56,081          58,356
 Third-party services                                                 70,739          70,838          65,544
 Card processing                                                      54,194          51,194          52,326
 Marketing and public relations                                       22,259          66,272          17,312
 Other                                                               173,584         176,798         189,474
                                                               ---------------------------------------------
   TOTAL NONINTEREST EXPENSE                                       1,007,616       1,026,237       1,008,866

INCOME BEFORE INCOME TAX EXPENSE                                     576,808         947,760         750,653
INCOME TAX EXPENSE                                                   197,471         331,169         254,105
                                                               ---------------------------------------------
   NET INCOME                                                  $     379,337   $     616,591   $     496,548
                                                               =============================================

NET INCOME PER COMMON SHARE:
   Basic                                                       $         .62   $        1.01   $         .81
   Diluted                                                               .62             .99             .81

AVERAGE COMMON SHARES:
   Basic                                                         613,574,321     612,119,565     611,521,806
   Diluted                                                       618,968,822     618,384,192     615,578,784

MEMO:
Tax-equivalent net interest income                             $   1,150,765   $   1,102,248   $   1,100,728
Net income available to common shareholders                          379,337         616,591         496,548

                                                                                            2002
                                                               -------------------------------------------------------------
                                                                  4TH QTR         3RD QTR         2ND QTR         1ST QTR
                                                               -------------------------------------------------------------
INTEREST INCOME:
 Loans                                                         $   1,391,127   $   1,306,486   $   1,284,830   $   1,351,519
 Securities:
  Taxable                                                            115,690         109,454         123,968         124,984
  Exempt from Federal income taxes                                     8,846           9,006           9,143           9,291
  Dividends                                                            9,346           9,008           8,330           8,507
 Federal funds sold and security resale agreements                       554             464             474             518
 Other investments                                                     7,891           8,506           9,171           8,807
                                                               -------------------------------------------------------------
   TOTAL INTEREST INCOME                                           1,533,454       1,442,924       1,435,916       1,503,626

INTEREST EXPENSE:
 Deposits                                                            275,853         283,800         287,481         301,244
 Federal funds borrowed and security
   repurchase agreements                                              41,749          34,511          32,241          41,929
 Borrowed funds                                                       12,003           7,147           4,969          13,256
 Long-term debt and capital securities                               129,768         146,322         148,588         149,680
                                                               -------------------------------------------------------------
   TOTAL INTEREST EXPENSE                                            459,373         471,780         473,279         506,109

   NET INTEREST INCOME                                             1,074,081         971,144         962,637         997,517
 Provision for loan losses                                           158,638         169,164         165,476         188,640
                                                               -------------------------------------------------------------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES               915,443         801,980         797,161         808,877

NONINTEREST INCOME:
 Mortgage banking revenue                                            206,716         177,958         247,475         195,217
 Deposit service charges                                             136,740         132,270         125,763         118,787
 Payment processing revenue                                          116,976         113,513         111,707         108,841
 Trust and investment management fees                                 70,740          73,936          85,136          77,575
 Card-related fees                                                    45,744          47,212          31,873          32,136
 Brokerage revenue                                                    25,770          24,986          30,762          27,067
 Other                                                                87,439          50,755          96,575         131,238
                                                               -------------------------------------------------------------
   TOTAL FEES AND OTHER INCOME                                       690,125         620,630         729,291         690,861
 Securities gains (losses), net                                      (16,630)            157          44,033          53,532
                                                               -------------------------------------------------------------
   TOTAL NONINTEREST INCOME                                          673,495         620,787         773,324         744,393

NONINTEREST EXPENSE:
 Salaries, benefits, and other personnel                             527,242         448,517         445,393         444,328
 Equipment                                                            65,140          56,667          61,325          62,299
 Net occupancy                                                        58,851          56,035          55,334          54,824
 Third-party services                                                 71,159          54,671          59,668          53,585
 Card processing                                                      54,000          50,963          52,112          53,816
 Marketing and public relations                                       19,140          25,402          75,447          26,149
 Other                                                               215,115         177,921         224,643         179,888
                                                               -------------------------------------------------------------
   TOTAL NONINTEREST EXPENSE                                       1,010,647         870,176         973,922         874,889

INCOME BEFORE INCOME TAX EXPENSE                                     578,291         552,591         596,563         678,381
INCOME TAX EXPENSE                                                   197,793         178,404         203,781         232,250
                                                               -------------------------------------------------------------
   NET INCOME                                                  $     380,498   $     374,187   $     392,782   $     446,131
                                                               =============================================================

NET INCOME PER COMMON SHARE:
   Basic                                                       $         .62   $         .61   $         .65   $         .73
   Diluted                                                               .62             .61             .63             .73

AVERAGE COMMON SHARES:
   Basic                                                         611,896,075     611,638,832     609,336,050     607,815,387
   Diluted                                                       615,971,640     617,850,460     616,793,457     614,041,768

MEMO:
Tax-equivalent net interest income                             $   1,081,175   $     978,851   $     970,357   $   1,005,350
Net income available to common shareholders                          380,498         374,186         392,772         446,121

                                                                                                     NINE MONTHS ENDED
                                                                            2001                       SEPTEMBER 30,
                                                               -----------------------------   -----------------------------
                                                                  4TH QTR         3RD QTR          2003            2002
                                                               -----------------------------   -----------------------------
INTEREST INCOME:
 Loans                                                         $   1,393,435   $   1,481,124   $   4,264,723   $   3,942,835
 Securities:
  Taxable                                                             96,563         102,804         250,583         358,406
  Exempt from Federal income taxes                                     9,580           9,786          25,567          27,440
  Dividends                                                            9,674          11,651          15,900          25,845
 Federal funds sold and security resale agreements                       665           1,188           1,943           1,456
 Other investments                                                     5,096           7,677          29,486          26,484
                                                               -------------------------------------------------------------
   TOTAL INTEREST INCOME                                           1,515,013       1,614,230       4,588,202       4,382,466

INTEREST EXPENSE:
 Deposits                                                            352,666         435,247         691,831         872,525
 Federal funds borrowed and security
   repurchase agreements                                              47,180          73,710         112,600         108,681
 Borrowed funds                                                       10,753          11,834          16,276          25,372
 Long-term debt and capital securities                               160,067         196,899         434,651         444,590
                                                               -------------------------------------------------------------
   TOTAL INTEREST EXPENSE                                            570,666         717,690       1,255,358       1,451,168

   NET INTEREST INCOME                                               944,347         896,540       3,332,844       2,931,298
 Provision for loan losses                                           209,000         160,000         490,427         523,280
                                                               -------------------------------------------------------------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES               735,347         736,540       2,842,417       2,408,018

NONINTEREST INCOME:
 Mortgage banking revenue                                            160,176         125,786         900,980         620,650
 Deposit service charges                                             122,718         117,336         421,802         376,820
 Payment processing revenue                                          122,169         120,293         342,975         334,061
 Trust and investment management fees                                 72,542          79,410         219,072         236,647
 Card-related fees                                                    43,603          42,610         126,944         111,221
 Brokerage revenue                                                    28,056          22,367          90,680          82,815
 Other                                                               106,010          89,490         336,095         278,568
                                                               -------------------------------------------------------------
   TOTAL FEES AND OTHER INCOME                                       655,274         597,292       2,438,548       2,040,782
 Securities gains (losses), net                                       18,543          21,193          36,975          97,722
                                                               -------------------------------------------------------------
   TOTAL NONINTEREST INCOME                                          673,817         618,485       2,475,523       2,138,504

NONINTEREST EXPENSE:
 Salaries, benefits, and other personnel                             448,945         418,138       1,674,512       1,338,238
 Equipment                                                            64,658          53,549         185,913         180,291
 Net occupancy                                                        53,567          52,190         171,760         166,193
 Third-party services                                                 60,327          49,871         207,121         167,924
 Card processing                                                      57,506          50,295         157,714         156,891
 Marketing and public relations                                        7,170          23,620         105,843         126,998
 Other                                                               192,142         167,799         539,856         582,452
                                                               -------------------------------------------------------------
   TOTAL NONINTEREST EXPENSE                                         884,315         815,462       3,042,719       2,718,987

INCOME BEFORE INCOME TAX EXPENSE                                     524,849         539,563       2,275,221       1,827,535
INCOME TAX EXPENSE                                                   178,264         182,945         782,745         614,435
                                                               -------------------------------------------------------------
   NET INCOME                                                  $     346,585   $     356,618   $   1,492,476   $   1,213,100
                                                               =============================================================

NET INCOME PER COMMON SHARE:
   Basic                                                       $         .57   $         .59   $        2.44   $        1.99
   Diluted                                                               .57             .58            2.42            1.97

AVERAGE COMMON SHARES:
   Basic                                                         606,939,772     605,005,257     612,412,749     609,610,761
   Diluted                                                       612,984,102     613,829,266     617,656,351     616,242,513

MEMO:
Tax-equivalent net interest income                             $     952,701   $     905,310   $   3,353,741   $   2,954,558
Net income available to common shareholders                          346,575         356,504       1,492,476       1,213,079

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                     CONSOLIDATED PERIOD-END BALANCE SHEETS
                                ($ IN THOUSANDS)

                                                                                   2003
                                                               ---------------------------------------------
                                                                  3RD QTR         2ND QTR         1ST QTR
                                                               ---------------------------------------------
ASSETS
  Cash and demand balances due from banks                      $   3,602,298   $   4,042,648   $   3,767,425
  Federal funds sold and security resale agreements                  131,062          81,574          68,616
  Securities available for sale, at fair value                     6,755,118       7,377,350       8,464,144
  Other investments                                                  769,141         842,893         498,148
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                        15,591          12,591          12,591
    Mortgage                                                      23,802,290      26,833,285      21,727,600
    Automobile                                                             -               -               -
    Credit card                                                            -               -               -
                                                               -------------   -------------   -------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                 23,817,881      26,845,876      21,740,191
  PORTFOLIO LOANS:
    Commercial                                                    23,458,827      24,179,811      25,128,632
    Real estate - commercial                                       9,495,261       9,462,072       9,507,893
    Real estate - residential                                     24,330,916      23,009,187      21,820,145
    Home equity lines of credit                                   10,074,306       9,124,178       8,393,176
    Credit card and other unsecured lines of credit                2,178,703       2,124,368       2,023,065
    Other consumer                                                 8,217,497       7,939,113       8,060,075
                                                               -------------   -------------   -------------
      TOTAL PORTFOLIO LOANS                                       77,755,510      75,838,729      74,932,986
    Allowance for loan losses                                     (1,129,633)     (1,147,098)     (1,128,249)
                                                               -------------   -------------   -------------
      NET PORTFOLIO LOANS                                         76,625,877      74,691,631      73,804,737
  Properties and equipment                                         1,113,714       1,106,705       1,032,617
  Other real estate owned                                            110,380         103,685         115,739
  Mortgage servicing assets                                        1,041,695         733,420         813,312
  Goodwill                                                         1,103,271       1,102,799       1,078,281
  Other intangible assets                                             68,631          74,502          69,193
  Derivative assets                                                1,785,967       1,819,917       1,469,869
  Accrued income and other assets                                  4,140,183       4,569,239       4,571,984
                                                               -------------   -------------   -------------
      TOTAL ASSETS                                             $ 121,065,218   $ 123,392,239   $ 117,494,256
                                                               =============   =============   =============

LIABILITIES
  DEPOSITS:
    Noninterest bearing                                        $  16,828,794   $  19,238,413   $  16,878,935
    NOW and money market accounts                                 26,256,752      25,415,374      24,361,618
    Savings accounts                                               2,373,289       2,426,424       2,437,801
    Consumer time                                                 13,221,476      13,646,875      14,179,957
                                                               -------------   -------------   -------------
      CORE DEPOSITS                                               58,680,311      60,727,086      57,858,311
    Other                                                          2,731,341       2,440,785       2,945,649
    Foreign                                                        8,864,227       3,602,917       5,093,320
                                                               -------------   -------------   -------------
      TOTAL DEPOSITS                                              70,275,879      66,770,788      65,897,280
  Federal funds borrowed and security
      repurchase agreements                                        8,637,604      12,112,317      12,744,562
  Borrowed funds                                                   1,472,746       2,667,925       1,735,932
  Long-term debt                                                  27,304,153      27,938,252      23,972,172
  Derivative liabilities                                           1,246,371       1,416,132         989,625
  Accrued expenses and other liabilities                           2,994,138       3,426,133       3,567,522
                                                               -------------   -------------   -------------
      TOTAL LIABILITIES                                          111,930,891     114,331,547     108,907,093
STOCKHOLDERS' EQUITY
  Preferred stock                                                          -               -               -
  Common stock                                                     2,436,547       2,453,705       2,443,888
  Capital surplus                                                  1,079,072       1,057,467       1,002,194
  Retained earnings                                                5,568,630       5,515,213       5,085,060
  Accumulated other comprehensive income                              50,078          34,307          56,021
                                                               -------------   -------------   -------------
    TOTAL STOCKHOLDERS' EQUITY                                     9,134,327       9,060,692       8,587,163
                                                               -------------   -------------   -------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $ 121,065,218   $ 123,392,239   $ 117,494,256
                                                               =============   =============   =============

COMMON SHARES OUTSTANDING                                        609,136,762     613,426,098     610,971,942

MEMO:
Mortgage loans held for sale or securitization:
  National City Mortgage Co.                                   $  21,664,899   $  25,859,346   $  20,958,051
  First Franklin                                                   1,187,632         973,939         769,549
  National City Home Loan Services (formerly Altegra)                949,759               -               -
                                                               -------------   -------------   -------------
TOTAL                                                          $  23,802,290   $  26,833,285   $  21,727,600
                                                               =============   =============   =============

                                                                                            2002
                                                               -------------------------------------------------------------
                                                                  4TH QTR         3RD QTR         2ND QTR         1ST QTR
                                                               -------------------------------------------------------------
ASSETS
  Cash and demand balances due from banks                      $   3,756,426   $   4,106,687   $   3,367,210   $   2,859,394
  Federal funds sold and security resale agreements                  136,343          95,895          86,285          67,994
  Securities available for sale, at fair value                     9,211,268      10,487,124       8,800,004       9,036,019
  Other investments                                                  869,147         761,248         728,936         744,981
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                        14,840          27,973               -               -
    Mortgage                                                      24,723,549      15,858,398       9,826,569      12,296,059
    Automobile                                                             -               -               -               -
    Credit card                                                            -               -               -               -
                                                               -------------   -------------   -------------   -------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                 24,738,389      15,886,371       9,826,569      12,296,059
  PORTFOLIO LOANS:
    Commercial                                                    24,722,060      26,024,362      25,448,978      25,733,598
    Real estate - commercial                                       9,384,851       8,076,473       7,978,960       7,868,692
    Real estate - residential                                     19,972,549      16,404,069      15,454,101      15,215,099
    Home equity lines of credit                                    8,062,199       7,617,672       7,009,400       6,320,135
    Credit card and other unsecured lines of credit                2,030,024       1,915,547       1,870,138       1,731,075
    Other consumer                                                 7,962,729      10,993,697      10,912,771      11,220,717
                                                               -------------   -------------   -------------   -------------
      TOTAL PORTFOLIO LOANS                                       72,134,412      71,031,820      68,674,348      68,089,316
    Allowance for loan losses                                     (1,098,588)     (1,079,773)     (1,030,487)     (1,000,043)
                                                               -------------   -------------   -------------   -------------
      NET PORTFOLIO LOANS                                         71,035,824      69,952,047      67,643,861      67,089,273
  Properties and equipment                                         1,036,937       1,031,098       1,042,933       1,059,445
  Other real estate owned                                            114,931         104,587          89,365          65,562
  Mortgage servicing assets                                          615,193         690,615       1,068,400       1,363,860
  Goodwill                                                         1,078,281       1,078,281       1,078,281       1,078,281
  Other intangible assets                                             74,573          79,438          80,500          83,919
  Derivative assets                                                1,468,381       1,048,665         765,193         493,847
  Accrued income and other assets                                  4,122,722       4,024,139       4,553,245       3,839,050
                                                               -------------   -------------   -------------   -------------
      TOTAL ASSETS                                             $ 118,258,415   $ 109,346,195   $  99,130,782   $ 100,077,684
                                                               =============   =============   =============   =============

LIABILITIES
  DEPOSITS:
    Noninterest bearing                                        $  16,156,081   $  15,616,730   $  13,674,346   $  12,600,160
    NOW and money market accounts                                 23,022,449      21,325,533      20,239,550      19,786,170
    Savings accounts                                               2,477,067       2,499,922       2,596,261       2,629,316
    Consumer time                                                 14,686,005      14,985,661      15,253,091      15,180,008
                                                               -------------   -------------   -------------   -------------
      CORE DEPOSITS                                               56,341,602      54,427,846      51,763,248      50,195,654
    Other                                                          3,403,827       3,128,856       3,239,652       3,837,062
    Foreign                                                        5,373,339       3,077,867       2,311,938       4,268,676
                                                               -------------   -------------   -------------   -------------
      TOTAL DEPOSITS                                              65,118,768      60,634,569      57,314,838      58,301,392
  Federal funds borrowed and security
      repurchase agreements                                        6,528,258       6,068,559       5,212,463      10,586,323
  Borrowed funds                                                  11,493,909       9,802,372       6,659,291       1,109,360
  Long-term debt                                                  22,730,295      21,198,090      19,104,451      19,690,454
  Derivative liabilities                                           1,243,544         730,231         495,966         315,077
  Accrued expenses and other liabilities                           2,835,629       2,755,513       2,395,988       2,402,867
                                                               -------------   -------------   -------------   -------------
      TOTAL LIABILITIES                                          109,950,403     101,189,334      91,182,997      92,405,473
STOCKHOLDERS' EQUITY
  Preferred stock                                                          -               -             698             698
  Common stock                                                     2,445,966       2,448,721       2,441,917       2,433,582
  Capital surplus                                                    989,346         982,552         964,599         930,865
  Retained earnings                                                4,805,520       4,637,809       4,450,145       4,236,947
  Accumulated other comprehensive income                              67,180          87,779          90,426          70,119
                                                               -------------   -------------   -------------   -------------
    TOTAL STOCKHOLDERS' EQUITY                                     8,308,012       8,156,861       7,947,785       7,672,211
                                                               -------------   -------------   -------------   -------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $ 118,258,415   $ 109,346,195   $  99,130,782   $ 100,077,684
                                                               =============   =============   =============   =============

COMMON SHARES OUTSTANDING                                        611,491,359     612,180,011     610,479,248     608,395,463

MEMO:
Mortgage loans held for sale or securitization:
  National City Mortgage Co.                                   $  23,795,914   $  15,063,030   $   9,475,631   $  11,926,195
  First Franklin                                                     927,635         795,368         350,938         369,864
  National City Home Loan Services (formerly Altegra)                      -               -               -               -
                                                               -------------   -------------   -------------   -------------
TOTAL                                                          $  24,723,549   $  15,858,398   $   9,826,569   $  12,296,059
                                                               =============   =============   =============   =============

                                                                            2001
                                                               -----------------------------
                                                                  4TH QTR         3RD QTR
                                                               -----------------------------
ASSETS
  Cash and demand balances due from banks                      $   4,403,962   $   3,701,290
  Federal funds sold and security resale agreements                  171,498          71,170
  Securities available for sale, at fair value                     9,858,868       8,538,644
  Other investments                                                  432,861         391,011
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                        50,959         165,909
    Mortgage                                                      15,553,297       8,602,615
    Automobile                                                       824,434               -
    Credit card                                                      402,305               -
                                                               -------------   -------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                 16,830,995       8,768,524
  PORTFOLIO LOANS:
    Commercial                                                    26,752,115      27,614,020
    Real estate - commercial                                       7,281,268       6,942,914
    Real estate - residential                                     14,763,546      14,570,015
    Home equity lines of credit                                    5,827,879       5,483,648
    Credit card and other unsecured lines of credit                1,867,053       2,200,004
    Other consumer                                                11,548,785      12,468,019
                                                               -------------   -------------
      TOTAL PORTFOLIO LOANS                                       68,040,646      69,278,620
    Allowance for loan losses                                       (997,331)     (1,008,390)
                                                               -------------   -------------
      NET PORTFOLIO LOANS                                         67,043,315      68,270,230
  Properties and equipment                                         1,084,106       1,070,554
  Other real estate owned                                             64,316          62,090
  Mortgage servicing assets                                        1,135,704         817,592
  Goodwill                                                         1,086,041       1,103,229
  Other intangible assets                                             81,356          83,302
  Derivative assets                                                  728,892         653,149
  Accrued income and other assets                                  2,894,786       2,649,089
                                                               -------------   -------------
      TOTAL ASSETS                                             $ 105,816,700   $  96,179,874
                                                               =============   =============

LIABILITIES
  DEPOSITS:
    Noninterest bearing                                        $  14,823,277   $  11,928,824
    NOW and money market accounts                                 19,501,137      18,792,722
    Savings accounts                                               2,608,565       2,624,591
    Consumer time                                                 14,962,150      15,101,268
                                                               -------------   -------------
      CORE DEPOSITS                                               51,895,129      48,447,405
    Other                                                          5,332,874       6,111,936
    Foreign                                                        5,901,929       5,570,199
                                                               -------------   -------------
      TOTAL DEPOSITS                                              63,129,932      60,129,540
  Federal funds borrowed and security
      repurchase agreements                                        6,593,388       8,688,276
  Borrowed funds                                                   8,578,742       1,535,772
  Long-term debt                                                  17,316,232      16,682,817
  Derivative liabilities                                             389,838         529,898
  Accrued expenses and other liabilities                           2,427,345       1,411,482
                                                               -------------   -------------
      TOTAL LIABILITIES                                           98,435,477      88,977,785
STOCKHOLDERS' EQUITY
  Preferred stock                                                        698           7,578
  Common stock                                                     2,429,419       2,424,022
  Capital surplus                                                    908,780         901,528
  Retained earnings                                                3,970,049       3,802,529
  Accumulated other comprehensive income                              72,277          66,432
                                                               -------------   -------------
    TOTAL STOCKHOLDERS' EQUITY                                     7,381,223       7,202,089
                                                               -------------   -------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $ 105,816,700   $  96,179,874
                                                               =============   =============

COMMON SHARES OUTSTANDING                                        607,354,729     606,005,287

MEMO:
Mortgage loans held for sale or securitization:
  National City Mortgage Co.                                   $  15,121,526   $   7,937,086
  First Franklin                                                     431,771         665,529
  National City Home Loan Services (formerly Altegra)                      -               -
                                                               -------------   -------------
TOTAL                                                          $  15,553,297   $   8,602,615
                                                               =============   =============

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                       CONSOLIDATED AVERAGE BALANCE SHEETS
                                 ($ IN MILLIONS)

                                                                          2003                           2002
                                                             ---------------------------------   ---------------------
                                                              3RD QTR     2ND QTR     1ST QTR     4TH QTR     3RD QTR
                                                             ---------------------------------   ---------------------
ASSETS
EARNING ASSETS:
  PORTFOLIO LOANS:
    Commercial                                               $  23,577   $  24,319   $  24,596   $  25,324   $  24,863
    Real estate - commercial                                     9,450       9,475       9,420       8,383       8,037
    Real estate - residential                                   24,088      22,469      21,025      16,717      15,895
    Home equity lines of credit                                  9,612       8,761       8,152       7,857       7,316
    Credit card and other unsecured lines of credit              2,170       2,084       2,033       1,958       1,910
    Other consumer                                               8,167       7,957       7,957      11,052      10,924
                                                             ---------------------------------   ---------------------
      TOTAL PORTFOLIO LOANS                                     77,064      75,065      73,183      71,291      68,945
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                      13          13          14          21          18
    Mortgage                                                    27,023      24,105      22,510      19,655      11,833
    Automobile                                                       -           -           -           -           -
    Credit card                                                      -           -           -           -           -
                                                             ---------------------------------   ---------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION               27,036      24,118      22,524      19,676      11,851
  Securities available for sale, at cost                         6,667       7,397       8,295       9,484       8,336
  Federal funds sold and security resale agreements                272         142         118         117          87
  Other investments                                                945         633         665         747         795
                                                             ---------------------------------   ---------------------
      TOTAL EARNING ASSETS                                     111,984     107,355     104,785     101,315      90,014
Allowance for loan losses                                       (1,144)     (1,127)     (1,101)     (1,079)     (1,031)
Fair value appreciation of securities available for sale           202         302         324         318         299
Cash and demand balances due from banks                          3,554       3,465       3,376       3,458       3,126
Properties and equipment                                         1,115       1,049       1,038       1,040       1,048
Other real estate owned                                            107         110         115         110          97
Mortgage servicing assets                                        1,258         801         762         774       1,052
Goodwill                                                         1,103       1,084       1,078       1,078       1,078
Other intangible assets                                             71          69          72          77          81
Derivative assets                                                  544       1,077         935         860         739
Accrued income and other assets                                  5,018       4,875       5,049       4,738       4,604
                                                             ---------------------------------   ---------------------
    TOTAL ASSETS                                             $ 123,812   $ 119,060   $ 116,433   $ 112,689   $ 101,107
                                                             =================================   =====================
LIABILITIES
DEPOSITS:
  Noninterest bearing                                        $  19,408   $  17,596   $  15,689   $  15,710   $  13,864
  NOW and money market accounts                                 26,091      25,045      23,489      22,385      21,006
  Savings accounts                                               2,422       2,447       2,458       2,488       2,543
  Consumer time                                                 13,337      13,972      14,451      14,811      15,122
                                                             ---------------------------------   ---------------------
    CORE DEPOSITS                                               61,258      59,060      56,087      55,394      52,535
  Brokered retail CDs                                            2,502       2,601       2,871       2,870       2,500
  Other                                                            739         606         499         545         565
  Foreign                                                        7,186       6,950       6,602       7,264       5,781
                                                             ---------------------------------   ---------------------
    TOTAL DEPOSITS                                              71,685      69,217      66,059      66,073      61,381
Federal funds borrowed and security
   repurchase agreements                                        10,660      11,953      12,306      10,643       7,798
Borrowed funds                                                   1,087       1,527       2,636       3,169       1,784
Long-term debt                                                  27,569      23,914      22,826      21,175      18,985
Derivative liabilities                                             511         680         574         547         459
Accrued expenses and other liabilities                           3,029       2,967       3,432       2,696       2,482
                                                             ---------------------------------   ---------------------
    TOTAL LIABILITIES                                          114,541     110,258     107,833     104,303      92,889
STOCKHOLDERS' EQUITY
  Preferred                                                          -           -           -           -           -
  Common                                                         9,271       8,802       8,600       8,386       8,218
                                                             ---------------------------------   ---------------------
    TOTAL STOCKHOLDERS' EQUITY                                   9,271       8,802       8,600       8,386       8,218
                                                             ---------------------------------   ---------------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $ 123,812   $ 119,060   $ 116,433   $ 112,689   $ 101,107
                                                             =================================   =====================
MEMO:
Noninterest bearing mortgage banking principal
  and interest (P&I) balances                                $   5,738   $   4,692   $   3,457   $   3,444   $   2,090
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                       1,050         957         761         791         824
Noninterest bearing deposits excluding P&I and T&I balances     12,620      11,947      11,471      11,475      10,950
Core deposits excluding P&I and T&I balances                    54,470      53,411      51,869      51,159      49,621

                                                                                                               NINE MONTHS ENDED
                                                                     2002                     2001                SEPTEMBER 30,
                                                             ---------------------   ---------------------   ---------------------
                                                              2ND QTR     1ST QTR     4TH QTR     3RD QTR      2003        2002
                                                             ---------------------   ---------------------   ---------------------
ASSETS
EARNING ASSETS:
  PORTFOLIO LOANS:
    Commercial                                               $  25,127   $  26,133   $  27,060   $  27,486   $  24,160   $  25,370
    Real estate - commercial                                     7,909       7,682       7,077       6,826       9,448       7,877
    Real estate - residential                                   15,161      14,932      14,722      14,274      22,539      15,333
    Home equity lines of credit                                  6,679       6,066       5,675       5,302       8,847       6,692
    Credit card and other unsecured lines of credit              1,810       1,780       2,202       2,198       2,096       1,834
    Other consumer                                              11,244      11,336      11,958      12,375       8,028      11,165
                                                             ---------------------   ---------------------   ---------------------
      TOTAL PORTFOLIO LOANS                                     67,930      67,929      68,694      68,461      75,118      68,271
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                       -           4          75           2          13           7
    Mortgage                                                    10,343      13,862      11,353       8,778      24,562      12,005
    Automobile                                                       -       1,007         476           -           -         332
    Credit card                                                      -         142           4           -           -          47
                                                             ---------------------   ---------------------   ---------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION               10,343      15,015      11,908       8,780      24,575      12,391
  Securities available for sale, at cost                         8,660       8,834       8,322       8,276       7,447       8,607
  Federal funds sold and security resale agreements                 93          95         118         130         178          89
  Other investments                                                771         705         306         450         750         761
                                                             ---------------------   ---------------------   ---------------------
      TOTAL EARNING ASSETS                                      87,797      92,578      89,348      86,097     108,068      90,119
Allowance for loan losses                                       (1,000)     (1,021)     (1,001)     (1,004)     (1,124)     (1,018)
Fair value appreciation of securities available for sale           208         188         229         202         276         233
Cash and demand balances due from banks                          2,855       2,937       3,200       3,041       3,466       2,974
Properties and equipment                                         1,061       1,085       1,083       1,074       1,068       1,065
Other real estate owned                                             77          65          63          57         111          80
Mortgage servicing assets                                        1,224       1,225       1,012         895         942       1,166
Goodwill                                                         1,078       1,078       1,093       1,101       1,089       1,078
Other intangible assets                                             79          86          81          87          70          82
Derivative assets                                                  520         380         470         363         851         549
Accrued income and other assets                                  4,022       3,507       2,850       2,420       4,978       4,047
                                                             ---------------------   ---------------------   ---------------------
    TOTAL ASSETS                                             $  97,921   $ 102,108   $  98,428   $  94,333   $ 119,795   $ 100,375
                                                             =====================   =====================   =====================
LIABILITIES
DEPOSITS:
  Noninterest bearing                                        $  12,760   $  12,366   $  12,526   $  11,611   $  17,578   $  13,002
  NOW and money market accounts                                 20,119      19,411      18,840      18,378      24,884      20,185
  Savings accounts                                               2,622       2,594       2,602       2,664       2,442       2,586
  Consumer time                                                 15,209      15,119      14,902      15,259      13,915      15,150
                                                             ---------------------   ---------------------   ---------------------
    CORE DEPOSITS                                               50,710      49,490      48,870      47,912      58,819      50,923
  Brokered retail CDs                                            2,644       3,609       5,052       4,858       2,657       2,913
  Other                                                            818         920       1,057       1,146         616         767
  Foreign                                                        5,372       6,792       5,757       4,847       6,915       5,978
                                                             ---------------------   ---------------------   ---------------------
    TOTAL DEPOSITS                                              59,544      60,811      60,736      58,763      69,007      60,581
Federal funds borrowed and security
   repurchase agreements                                         7,298       9,402       9,039       9,218      11,634       8,161
Borrowed funds                                                   1,201       3,480       2,581       1,315       1,746       2,147
Long-term debt                                                  19,432      18,615      16,721      16,475      24,786      19,013
Derivative liabilities                                             293         313         394         239         588         355
Accrued expenses and other liabilities                           2,267       1,958       1,624       1,217       3,141       2,238
                                                             ---------------------   ---------------------   ---------------------
    TOTAL LIABILITIES                                           90,035      94,579      91,095      87,227     110,902      92,495
STOCKHOLDERS' EQUITY
  Preferred                                                          1           1           3          15           -           1
  Common                                                         7,885       7,528       7,330       7,091       8,893       7,879
                                                             ---------------------   ---------------------   ---------------------
    TOTAL STOCKHOLDERS' EQUITY                                   7,886       7,529       7,333       7,106       8,893       7,880
                                                             ---------------------   ---------------------   ---------------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $  97,921   $ 102,108   $  98,428   $  94,333   $ 119,795   $ 100,375
                                                             =====================   =====================   =====================
MEMO:
Noninterest bearing mortgage banking principal
  and interest (P&I) balances                                $   1,291   $   1,320   $   1,450   $   1,060   $   4,638   $   1,570
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                         680         530         487         471         924         679
Noninterest bearing deposits excluding P&I and T&I balances     10,789      10,516      10,589      10,080      12,016      10,753
Core deposits excluding P&I and T&I balances                    48,739      47,640      46,933      46,381      53,257      48,674

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                           SELECTED AVERAGE BALANCES
                                ($ IN MILLIONS)

                                                                          2003                      2002
                                                                   -------------------------  ----------------
                                                                   3RD QTR  2ND QTR  1ST QTR  4TH QTR  3RD QTR
                                                                   -------------------------  ----------------
AVERAGE MORTGAGE LOANS HELD FOR SALE
National City Mortgage Co.                                         $25,933  $23,079  $21,685  $18,896  $11,483
First Franklin                                                       1,080    1,026      825      759      350
National City Home Loan Services (formerly Altegra)                     10        -        -        -        -
                                                                   -------------------------  ----------------
     TOTAL MORTGAGE LOANS HELD FOR SALE                            $27,023  $24,105  $22,510  $19,655  $11,833
                                                                   =========================  ================
SELECTED AVERAGE PORTFOLIO LOAN BALANCES
DEALER(1)
   Floorplan loans (commercial)                                    $   722  $   812  $   781  $   722  $   639
   Automobile leases (other consumer)                                  270      379      518      629      791
   Installment loans (other consumer)                                6,307    6,034    5,828    5,844    5,645
                                                                   -------------------------  ----------------
     TOTAL DEALER                                                  $ 7,299  $ 7,225  $ 7,127  $ 7,195  $ 7,075
                                                                   =========================  ================
FIRST FRANKLIN/ALTEGRA NONCONFORMING (real estate-residential)(2)
   Altegra/Loan Zone originated loans                              $ 1,621  $ 1,799  $ 1,982  $ 2,182  $ 2,401
   First Franklin originated loans                                  12,290   11,000   10,004    8,959    8,167
                                                                   -------------------------  ----------------
     TOTAL FIRST FRANKLIN/ALTEGRA NONCONFORMING                    $13,911  $12,799  $11,986  $11,141  $10,568
                                                                   =========================  ================
EDUCATION FINANCE(1)
   Student loans (other consumer)                                  $   471  $   600  $   750  $   474  $   377
   Commercial loan (commercial)                                        298      352      749      416       41
                                                                   -------------------------  ----------------
     TOTAL EDUCATION FINANCE                                       $   769  $   952  $ 1,499  $   890  $   418
                                                                   =========================  ================
NATIONAL HOME EQUITY(2)
   Home equity lines of credit                                     $ 3,527  $ 2,949  $ 2,481  $ 2,090  $ 1,700
   Installment loans (real estate-residential)                       1,104    1,003      951      942      974
                                                                   -------------------------  ----------------
     TOTAL NATIONAL HOME EQUITY                                    $ 4,631  $ 3,952  $ 3,432  $ 3,032  $ 2,674
                                                                   =========================  ================
CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT(3)
   Credit card                                                     $ 1,026  $   958  $   932  $   879  $   846
   Personal lines of credit                                            481      477      478      483      483
   Business lines of credit                                            663      649      623      596      581
                                                                   -------------------------  ----------------
     TOTAL CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT         $ 2,170  $ 2,084  $ 2,033  $ 1,958  $ 1,910
                                                                   =========================  ================

                                                                                                       NINE MONTHS ENDED
                                                                         2002              2001          SEPTEMBER 30,
                                                                   ----------------  ----------------  -----------------
                                                                   2ND QTR  1ST QTR  4TH QTR  3RD QTR   2003     2002
                                                                   ----------------  ----------------  -----------------
AVERAGE MORTGAGE LOANS HELD FOR SALE
National City Mortgage Co.                                         $ 9,931  $13,451  $11,058  $ 8,435  $23,580  $11,614
First Franklin                                                         412      411      295      343      979      391
National City Home Loan Services (formerly Altegra)                      -        -        -        -        3        -
                                                                   ----------------  ----------------  ----------------
     TOTAL MORTGAGE LOANS HELD FOR SALE                            $10,343  $13,862  $11,353  $ 8,778  $24,562  $12,005
                                                                   ================  ================  ================
SELECTED AVERAGE PORTFOLIO LOAN BALANCES
DEALER(1)
   Floorplan loans (commercial)                                    $   696  $   631  $   592  $   594  $   771  $   655
   Automobile leases (other consumer)                                  975    1,126    1,262    1,415      388      964
   Installment loans (other consumer)                                5,447    5,516    6,190    6,631    6,058    5,860
                                                                   ----------------  ----------------  ----------------
     TOTAL DEALER                                                  $ 7,118  $ 7,273  $ 8,044  $ 8,640  $ 7,217  $ 7,479
                                                                   ================  ================  ================
FIRST FRANKLIN/ALTEGRA NONCONFORMING (real estate-residential)(2)
   Altegra/Loan Zone originated loans                              $ 2,617  $ 2,859  $ 3,191  $ 3,545  $ 1,800  $ 2,625
   First Franklin originated loans                                   6,962    6,273    5,216    4,326   11,106    7,134
                                                                   ----------------  ----------------  ----------------
     TOTAL FIRST FRANKLIN/ALTEGRA NONCONFORMING                    $ 9,579  $ 9,132  $ 8,407  $ 7,871  $12,906  $ 9,759
                                                                   ================  ================  ================
EDUCATION FINANCE(1)
   Student loans (other consumer)                                  $   746  $   771  $   567  $   527  $   606  $   631
   Commercial loan (commercial)                                          8      467      273      294      465      172
                                                                   ----------------  ----------------  ----------------
     TOTAL EDUCATION FINANCE                                       $   754  $ 1,238  $   840  $   821  $ 1,071  $   803
                                                                   ================  ================  ================
NATIONAL HOME EQUITY(2)
   Home equity lines of credit                                     $ 1,335  $   981  $   725  $   546  $ 2,989  $ 1,339
   Installment loans (real estate-residential)                         960      897      825      703    1,020      944
                                                                   ----------------  ----------------  ----------------
     TOTAL NATIONAL HOME EQUITY                                    $ 2,295  $ 1,878  $ 1,550  $ 1,249  $ 4,009  $ 2,283
                                                                   ================  ================  ================
CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT(3)
   Credit card                                                     $   767  $   762  $ 1,182  $ 1,200  $   972  $   792
   Personal lines of credit                                            478      483      513      511      479      481
   Business lines of credit                                            565      535      507      487      645      561
                                                                   ----------------  ----------------  ----------------
     TOTAL CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT         $ 1,810  $ 1,780  $ 2,202  $ 2,198  $ 2,096  $ 1,834
                                                                   ================  ================  ================

(1) Represents a division under the Consumer and Small Business Financial Services line of business

(2)  Represents a division under the National Consumer Finance line of business

(3) Represents the consolidated credit card and other unsecured lines of credit portfolio

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                              SECURITIZED BALANCES
                                ($ IN MILLIONS)


                                                              2003                      2002
                                                   ---------------------------   -----------------
                                                   3RD QTR   2ND QTR   1ST QTR   4TH QTR   3RD QTR
                                                   ---------------------------   -----------------
CREDIT CARD LOANS
MANAGED CREDIT CARD LOANS:
  Average balances:
     Loans held in portfolio                       $1,026    $  958    $  932    $  879    $  846
     Loans held for securitization                      -         -         -         -         -
     Loans securitized                              1,450     1,450     1,450     1,450     1,450
                                                   --------------------------    ----------------
        TOTAL AVERAGE MANAGED CREDIT CARD LOANS    $2,476    $2,408    $2,382    $2,329    $2,296
                                                   ==========================    ================
  End of period balances:
     Loans held in portfolio                       $1,030    $  988    $  916    $  950    $  839
     Loans held for securitization                      -         -         -         -         -
     Loans securitized                              1,450     1,450     1,450     1,450     1,450
                                                   --------------------------    ----------------
        TOTAL MANAGED CREDIT CARD LOANS            $2,480    $2,438    $2,366    $2,400    $2,289
                                                   ==========================    ================
AUTOMOBILE LOANS
MANAGED AUTOMOBILE LOANS(1):
  Average balances:
     Loans held in portfolio                       $3,896    $3,727    $3,578    $3,579    $3,446
     Loans held for securitization                      -         -         -         -         -
     Loans securitized                                610       698       791       877       969
                                                   --------------------------    ----------------
        TOTAL AVERAGE MANAGED AUTOMOBILE LOANS     $4,506    $4,425    $4,369    $4,456    $4,415
                                                   ==========================    ================
  End of period balances:
     Loans held in portfolio                       $3,900    $3,808    $3,581    $3,566    $3,525
     Loans held for securitization                      -         -         -         -         -
     Loans securitized                                568       654       745       834       924
                                                   --------------------------    ----------------
        TOTAL MANAGED AUTOMOBILE LOANS             $4,468    $4,462    $4,326    $4,400    $4,449
                                                   ==========================    ================

                                                                                           NINE MONTHS ENDED
                                                          2002                2001          SEPTEMBER 30,
                                                   -----------------   -----------------   -----------------
                                                   2ND QTR   1ST QTR   4TH QTR   3RD QTR    2003      2002
                                                   -----------------   -----------------   -----------------
CREDIT CARD LOANS
MANAGED CREDIT CARD LOANS:
  Average balances:
     Loans held in portfolio                       $  767    $  762    $1,182    $1,200    $  972    $  792
     Loans held for securitization                      -       142         4         -         -        47
     Loans securitized                              1,450     1,308     1,025     1,025     1,450     1,403
                                                   ----------------    ----------------    ------    ------
        TOTAL AVERAGE MANAGED CREDIT CARD LOANS    $2,217    $2,212    $2,211    $2,225    $2,422    $2,242
                                                   ================    ================    ======    ======
  End of period balances:
     Loans held in portfolio                       $  819    $  712    $  839    $1,189
     Loans held for securitization                      -         -       402         -
     Loans securitized                              1,450     1,450     1,025     1,025
                                                   ----------------    ----------------
        TOTAL MANAGED CREDIT CARD LOANS            $2,269    $2,162    $2,266    $2,214
                                                   ================    ================
AUTOMOBILE LOANS
MANAGED AUTOMOBILE LOANS(1):
  Average balances:
     Loans held in portfolio                       $3,257    $3,343    $3,992    $4,416    $3,735    $3,349
     Loans held for securitization                      -     1,007       476         -         -       332
     Loans securitized                              1,060        37         -         -       699       692
                                                   ----------------    ----------------    ------    ------
        TOTAL AVERAGE MANAGED AUTOMOBILE LOANS     $4,317    $4,387    $4,468    $4,416    $4,434    $4,373
                                                   ================    ================    ======    ======
  End of period balances:
     Loans held in portfolio                       $3,306    $3,220    $3,576    $4,450
     Loans held for securitization                      -         -       824         -
     Loans securitized                              1,016     1,107         -         -
                                                   ----------------    ----------------
        TOTAL MANAGED AUTOMOBILE LOANS             $4,322    $4,327    $4,400    $4,450
                                                   ================    ================

(1)  Represents managed portfolio of indirect prime automobile loans

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                          SELECTED PERIOD-END BALANCES
                                ($ IN MILLIONS)

                                                                                     2003                         2002
                                                                     --------------------------------     ---------------------
                                                                     3RD QTR      2ND QTR     1ST QTR     4TH QTR      3RD QTR
                                                                     --------------------------------     ---------------------
BANK STOCK FUND

Cost basis of equity investments                                     $     33    $     36    $    237     $     75     $    257
Unrealized gains (losses), net                                              6           8         (11)          (4)         (40)
                                                                     --------------------------------     ---------------------
  FAIR VALUE OF INVESTMENTS                                          $     39    $     44    $    226     $     71     $    217
                                                                     ================================     =====================
INTANGIBLE ASSETS

Goodwill                                                             $  1,103    $  1,103    $  1,078     $  1,078     $  1,078
Core deposit intangibles                                                   18          22          25           28           31
Credit card intangibles                                                     3           3           4            4            5
Other intangibles                                                          48          49          40           43           44
                                                                     --------------------------------     ---------------------
  TOTAL INTANGIBLE ASSETS                                            $  1,172    $  1,177    $  1,147     $  1,153     $  1,158
                                                                     ================================     =====================
MEMO:
Holding company investment in subsidiaries                           $ 10,083    $ 10,412    $ 10,433     $  9,937     $  9,472
Holding company intangible assets                                          59          59          59           59           59
Double leverage ratio (1)                                                1.11 x      1.16 x      1.22 x       1.20 x       1.17 x

PRINCIPAL INVESTMENTS(2)

TYPE OF INVESTMENT:
  Direct investments in public entities                                     -    $      1    $      1            -            -
  Direct investments in nonpublic entities                           $    308         324         328     $    317     $    318
  Indirect investments (fund)                                             286         284         264          255          249
                                                                     --------------------------------     ---------------------
  TOTAL INVESTMENTS                                                  $    594    $    609    $    593     $    572     $    567
                                                                     ================================     =====================
TYPE OF SECURITY:
  Common stock                                                       $     25    $     20    $     15     $     15     $     15
  Convertible debt and preferred stock                                     61          62          57           58           63
  Investments in partnerships, funds and other equity instruments         352         357         348          335          329
  Mezzanine (subordinated) debt                                           156         170         173          164          160
                                                                     --------------------------------     ---------------------
  TOTAL INVESTMENTS                                                  $    594    $    609    $    593     $    572     $    567
                                                                     ================================     =====================
MEMO:
Commitments to fund principal investments                            $    253    $    232    $    240     $    242     $    252

                                                                             2002                    2001
                                                                     ---------------------    --------------------
                                                                     2ND QTR      1ST QTR     4TH QTR     3RD QTR
                                                                     ---------------------    --------------------
BANK STOCK FUND

Cost basis of equity investments                                     $    155     $    272    $    400    $    351
Unrealized gains (losses), net                                             (2)          24          45          29
                                                                     ---------------------    --------------------
  FAIR VALUE OF INVESTMENTS                                          $    153     $    296    $    445    $    380
                                                                     =====================    ====================
INTANGIBLE ASSETS

Goodwill                                                             $  1,078     $  1,078    $  1,086    $  1,103
Core deposit intangibles                                                   35           38          33          36
Credit card intangibles                                                     4            3           3           3
Other intangibles                                                          42           43          45          44
                                                                     ---------------------    --------------------
  TOTAL INTANGIBLE ASSETS                                            $  1,159     $  1,162    $  1,167    $  1,186
                                                                     =====================    ====================
MEMO:
Holding company investment in subsidiaries                           $  9,082     $  9,289    $  8,798    $  8,863
Holding company intangible assets                                          59           59          59          91
Double leverage ratio (1)                                                1.15 x       1.22 x      1.20 x      1.24 x

PRINCIPAL INVESTMENTS(2)

TYPE OF INVESTMENT:
  Direct investments in public entities                              $      1     $      1    $      6    $      9
  Direct investments in nonpublic entities                                318          289         280         256
  Indirect investments (fund)                                             238          220         209         194
                                                                     ---------------------    --------------------
  TOTAL INVESTMENTS                                                  $    557     $    510    $    495    $    459
                                                                     =====================    ====================
TYPE OF SECURITY:
  Common stock                                                       $     13     $     14    $     16    $     16
  Convertible debt and preferred stock                                     64           55          54          47
  Investments in partnerships, funds and other equity instruments         319          297         284         270
  Mezzanine (subordinated) debt                                           161          144         141         126
                                                                     ---------------------    --------------------
  TOTAL INVESTMENTS                                                  $    557     $    510    $    495    $    459
                                                                     =====================    ====================
MEMO:
Commitments to fund principal investments                            $    285     $    318    $    290    $    343

(1) Holding company investment in subsidiaries and intangible assets divided by consolidated equity

(2) Includes equity and mezzanine capital investments in nonpublic and public entities made by National City Equity Partners and National City Capital Corp., which are within the Wholesale Banking line of business. Principal investments exclude investments held in the Bank Stock Fund.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   AVERAGE BALANCES/NET INTEREST INCOME/RATES
                                ($ IN MILLIONS)

                                                                     2003                          2002
                                                       ---------------------------------   ---------------------
                                                        3RD QTR     2ND QTR     1ST QTR     4TH QTR     3RD QTR
                                                       ---------------------------------   ---------------------
AVERAGE BALANCES

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                        $  23,590   $  24,332   $  24,610   $  25,345   $  24,881
     Real estate - commercial                              9,450       9,475       9,420       8,383       8,037
     Real estate - residential                            51,111      46,574      43,535      36,372      27,728
     Home equity lines of credit                           9,612       8,761       8,152       7,857       7,316
     Credit card and other unsecured lines of credit       2,170       2,084       2,033       1,958       1,910
     Other consumer                                        8,167       7,957       7,957      11,052      10,924
                                                       ---------------------------------   ---------------------
       Total loans                                       104,100      99,183      95,707      90,967      80,796
  Securities available for sale, at cost:
     Taxable                                               5,988       6,721       7,650       8,825       7,668
     Tax-exempt                                              679         676         645         659         668
                                                       ---------------------------------   ---------------------
       Total securities available for sale                 6,667       7,397       8,295       9,484       8,336
  Federal funds sold, security resale agreements, and
     other investments                                     1,217         775         783         864         882
                                                       ---------------------------------   ---------------------
  Total earning assets                                   111,984     107,355     104,785     101,315      90,014
  Allowance for loan losses                               (1,144)     (1,127)     (1,101)     (1,079)     (1,031)
  Fair value appreciation of securities
     available for sale                                      202         302         324         318         299
  Nonearning assets                                       12,770      12,530      12,425      12,135      11,825
                                                       ---------------------------------   ---------------------
TOTAL ASSETS                                           $ 123,812   $ 119,060   $ 116,433   $ 112,689   $ 101,107
                                                       =================================   =====================
LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest bearing liabilities:
     NOW and money market accounts                     $  26,091   $  25,045   $  23,489   $  22,385   $  21,006
     Savings accounts                                      2,422       2,447       2,458       2,488       2,543
     Consumer time deposits                               13,337      13,972      14,451      14,811      15,122
     Other deposits                                        3,241       3,207       3,370       3,415       3,065
     Foreign deposits                                      7,186       6,950       6,602       7,264       5,781
     Federal funds borrowed                                7,632       9,054       9,171       7,297       4,482
     Security repurchase agreements                        3,028       2,899       3,135       3,346       3,316
     Borrowed funds                                        1,087       1,527       2,636       3,169       1,784
     Long-term debt                                       27,569      23,914      22,826      21,175      18,985
                                                       ---------------------------------   ---------------------
  Total interest bearing liabilities                      91,593      89,015      88,138      85,350      76,084
  Noninterest bearing deposits                            19,408      17,596      15,689      15,710      13,864
  Accrued interest and other liabilities                   3,540       3,647       4,006       3,243       2,941
                                                       ---------------------------------   ---------------------
  TOTAL LIABILITIES                                      114,541     110,258     107,833     104,303      92,889
  TOTAL STOCKHOLDERS' EQUITY                               9,271       8,802       8,600       8,386       8,218
                                                       ---------------------------------   ---------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $ 123,812   $ 119,060   $ 116,433   $ 112,689   $ 101,107
                                                       =================================   =====================
MEMO:
Interest bearing core deposits                         $  41,850   $  41,464   $  40,398   $  39,684   $  38,671
Interest bearing total deposits                           52,277      51,621      50,370      50,363      47,517
Borrowed funding and long-term debt                       39,316      37,394      37,768      34,987      28,567

                                                                                                         NINE MONTHS ENDED
                                                                2002                    2001                SEPTEMBER 30,
                                                       ---------------------   ---------------------   ---------------------
                                                        2ND QTR     1ST QTR     4TH QTR     3RD QTR      2003        2002
                                                       ---------------------   ---------------------   ---------------------
AVERAGE BALANCES

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                        $  25,127   $  26,137   $  27,135   $  27,488   $  24,173   $  25,377
     Real estate - commercial                              7,909       7,682       7,077       6,826       9,448       7,877
     Real estate - residential                            25,504      28,794      26,075      23,052      47,101      27,338
     Home equity lines of credit                           6,679       6,066       5,675       5,302       8,847       6,692
     Credit card and other unsecured lines of credit       1,810       1,922       2,206       2,198       2,096       1,881
     Other consumer                                       11,244      12,343      12,434      12,375       8,028      11,497
                                                       ---------------------   ---------------------   ---------------------
       Total loans                                        78,273      82,944      80,602      77,241      99,693      80,662
  Securities available for sale, at cost:
     Taxable                                               7,981       8,145       7,613       7,557       6,780       7,928
     Tax-exempt                                              679         689         709         719         667         679
                                                       ---------------------   ---------------------   ---------------------
       Total securities available for sale                 8,660       8,834       8,322       8,276       7,447       8,607
  Federal funds sold, security resale agreements, and
     other investments                                       864         800         424         580         928         850
                                                       ---------------------   ---------------------   ---------------------
  Total earning assets                                    87,797      92,578      89,348      86,097     108,068      90,119
  Allowance for loan losses                               (1,000)     (1,021)     (1,001)     (1,004)     (1,124)     (1,018)
  Fair value appreciation (depreciation) of
     securities available for sale                           208         188         229         202         276         233
  Nonearning assets                                       10,916      10,363       9,852       9,038      12,575      11,041
                                                       ---------------------   ---------------------   ---------------------
TOTAL ASSETS                                           $  97,921   $ 102,108   $  98,428   $  94,333   $ 119,795   $ 100,375
                                                       =====================   =====================   =====================
LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest bearing liabilities:
     NOW and money market accounts                     $  20,119   $  19,411   $  18,840   $  18,378   $  24,884   $  20,185
     Savings accounts                                      2,622       2,594       2,602       2,664       2,442       2,586
     Consumer time deposits                               15,209      15,119      14,902      15,259      13,915      15,150
     Other deposits                                        3,462       4,529       6,109       6,004       3,273       3,680
     Foreign deposits                                      5,372       6,792       5,757       4,847       6,915       5,978
     Federal funds borrowed                                4,092       5,961       5,093       5,237       8,613       4,840
     Security repurchase agreements                        3,206       3,441       3,946       3,981       3,021       3,321
     Borrowed funds                                        1,201       3,480       2,581       1,315       1,746       2,147
     Long-term debt                                       19,432      18,615      16,721      16,475      24,786      19,013
                                                       ---------------------   ---------------------   ---------------------
  Total interest bearing liabilities                      74,715      79,942      76,551      74,160      89,595      76,900
  Noninterest bearing deposits                            12,760      12,366      12,526      11,611      17,578      13,002
  Accrued interest and other liabilities                   2,560       2,271       2,018       1,456       3,729       2,593
                                                       ---------------------   ---------------------   ---------------------
  TOTAL LIABILITIES                                       90,035      94,579      91,095      87,227     110,902      92,495
  TOTAL STOCKHOLDERS' EQUITY                               7,886       7,529       7,333       7,106       8,893       7,880
                                                       ---------------------   ---------------------   ---------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $  97,921   $ 102,108   $  98,428   $  94,333   $ 119,795   $ 100,375
                                                       =====================   =====================   =====================
MEMO:
Interest bearing core deposits                         $  37,950   $  37,124   $  36,344   $  36,301   $  41,241   $  37,921
Interest bearing total deposits                           46,784      48,445      48,210      47,152      51,429      47,579
Borrowed funding and long-term debt                       27,931      31,497      28,341      27,008      38,166      29,321

(1)  Includes loans held for sale or securitization

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
             AVERAGE BALANCES/NET INTEREST INCOME/RATES (CONTINUED)
                                ($ IN MILLIONS)

                                                                    2003                     2002
                                                         ---------------------------   -----------------
                                                         3RD QTR   2ND QTR   1ST QTR   4TH QTR   3RD QTR
                                                         ---------------------------   -----------------
INTEREST

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                          $  225    $  243    $  245    $  284    $  301
     Real estate - commercial                               146       146       145       136       133
     Real estate - residential                              807       744       730       606       507
     Home equity lines of credit                             99        95        89        98        92
     Credit card and other unsecured lines of credit         43        41        44        43        44
     Other consumer                                         140       143       148       227       232
                                                         --------------------------    ----------------
       Total loans                                        1,460     1,412     1,401     1,394     1,309
  Securities available for sale, at cost:
     Taxable                                                 71        93       102       124       119
     Tax-exempt                                              13        13        13        13        14
                                                         --------------------------    ----------------
       Total securities available for sale                   84       106       115       137       133
  Federal funds sold, security resale agreements, and
     other investments                                       10        10        11         9         9
                                                         --------------------------    ----------------
  TOTAL EARNING ASSETS                                   $1,554    $1,528    $1,527    $1,540    $1,451
                                                         ==========================    ================
LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                       $   63    $   67    $   68    $   77    $   78
     Savings accounts                                         3         3         3         5         5
     Consumer time deposits                                 120       131       137       149       160
     Other deposits                                           8        10        12        15        15
     Foreign deposits                                        19        25        23        30        27
     Federal funds borrowed                                  27        35        36        34        25
     Security repurchase agreements                           4         5         6         8         9
     Borrowed funds                                           2         5         9        12         7
     Long-term debt                                         157       145       132       129       146
                                                         --------------------------    ----------------
  TOTAL INTEREST BEARING LIABILITIES                     $  403    $  426    $  426    $  459    $  472
                                                         ==========================    ================
TAX-EQUIVALENT NET INTEREST INCOME                       $1,151    $1,102    $1,101    $1,081    $  979
                                                         ==========================    ================
MEMO:
Interest bearing core deposits                           $  186    $  201    $  208    $  231    $  243
Interest bearing total deposits                             213       236       243       276       285
Borrowed funding and long-term debt                         190       190       183       183       187

                                                                                                 NINE MONTHS ENDED
                                                               2002                2001            SEPTEMBER 30,
                                                         -----------------   -----------------   -----------------
                                                         2ND QTR   1ST QTR   4TH QTR   3RD QTR    2003      2002
                                                         -----------------   -----------------   -----------------
INTEREST

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                          $  310    $  317    $  369    $  457    $  713    $  928
     Real estate - commercial                               134       131       129       135       437       398
     Real estate - residential                              481       525       484       463     2,281     1,513
     Home equity lines of credit                             84        77        87        95       283       253
     Credit card and other unsecured lines of credit         43        46        60        64       128       133
     Other consumer                                         236       258       268       270       431       726
                                                         ----------------    ----------------    ----------------
       Total loans                                        1,288     1,354     1,397     1,484     4,273     3,951
  Securities available for sale, at cost:
     Taxable                                                132       134       106       115       266       385
     Tax-exempt                                              14        14        14        15        39        42
                                                         ----------------    ----------------    ----------------
       Total securities available for sale                  146       148       120       130       305       427
  Federal funds sold, security resale agreements, and
     other investments                                       10         9         6         9        31        28
                                                         ----------------    ----------------    ----------------
  TOTAL EARNING ASSETS                                   $1,444    $1,511    $1,523    $1,623    $4,609    $4,406
                                                         ================    ================    ================
LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                       $   74    $   72    $   87    $  118    $  198    $  224
     Savings accounts                                         5         6         7         8         9        16
     Consumer time deposits                                 166       171       185       206       388       497
     Other deposits                                          16        21        42        59        30        52
     Foreign deposits                                        26        31        31        44        67        84
     Federal funds borrowed                                  24        33        34        49        98        82
     Security repurchase agreements                           9         9        13        25        15        27
     Borrowed funds                                           5        13        11        12        16        25
     Long-term debt                                         148       150       160       197       434       444
                                                         ----------------    ----------------    ----------------
  TOTAL INTEREST BEARING LIABILITIES                     $  473    $  506    $  570    $  718    $1,255    $1,451
                                                         ================    ================    ================
TAX-EQUIVALENT NET INTEREST INCOME                       $  971    $1,005    $  953    $  905    $3,354    $2,955
                                                         ================    ================    ================
MEMO:
Interest bearing core deposits                           $  245    $  249    $  279    $  332    $  595    $  737
Interest bearing total deposits                             287       301       352       435       692       873
Borrowed funding and long-term debt                         186       205       218       283       563       578

(1)  Includes loans held for sale or securitization

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
             AVERAGE BALANCES/NET INTEREST INCOME/RATES (CONTINUED)
                                ($ IN MILLIONS)

                                                                    2003                                  2002
                                                        -----------------------------   ----------------------------------------
                                                        3RD QTR    2ND QTR    1ST QTR   4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                        -----------------------------   ----------------------------------------
RATES

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                          3.80%      3.99%      4.03%      4.45%      4.80%      4.94%      4.92%
     Real estate - commercial                            6.10       6.18       6.25       6.46       6.57       6.81       6.90
     Real estate - residential                           6.31       6.39       6.71       6.66       7.31       7.54       7.30
     Home equity lines of credit                         4.11       4.36       4.36       4.97       5.04       5.04       5.06
     Credit card and other unsecured lines of credit     7.81       8.06       8.68       8.53       9.20       9.64       9.70
     Other consumer                                      6.79       7.19       7.55       8.16       8.44       8.40       8.49
                                                         --------------------------       -------------------------------------
       Total loans                                       5.59       5.70       5.89       6.10       6.46       6.59       6.58
  Securities available for sale, at cost:
     Taxable                                             4.81       5.47       5.37       5.67       6.18       6.63       6.56
     Tax-exempt                                          7.50       7.68       8.06       8.14       8.15       8.15       8.16
                                                         --------------------------       -------------------------------------
       Total securities available for sale               5.08       5.68       5.58       5.84       6.33       6.75       6.69
  Federal funds sold, security resale agreements, and
     other investments                                   3.29       5.33       5.71       3.88       4.03       4.48       4.73
                                                         --------------------------       -------------------------------------
  TOTAL EARNING ASSETS                                   5.53       5.70       5.86       6.06       6.42       6.59       6.58
                                                         ==========================       =====================================
LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                        .96       1.07       1.18       1.37       1.47       1.48       1.50
     Savings accounts                                     .39        .46        .58        .71        .80        .85        .90
     Consumer time deposits                              3.58       3.74       3.86       4.00       4.16       4.38       4.59
     Other deposits                                      1.05       1.26       1.42       1.73       1.89       1.86       1.87
     Foreign deposits                                    1.05       1.42       1.42       1.62       1.87       1.91       1.88
     Federal funds borrowed                              1.37       1.57       1.59       1.83       2.25       2.32       2.24
     Security repurchase agreements                       .53        .71        .73       0.95       1.08       1.07       1.07
     Borrowed funds                                       .98       1.21       1.38       1.50       1.59       1.66       1.55
     Long-term debt                                      2.26       2.44       2.33       2.44       3.06       3.07       3.25
                                                         --------------------------       -------------------------------------
  TOTAL INTEREST BEARING LIABILITIES                     1.75       1.92       1.96       2.14       2.46       2.54       2.57
                                                         ==========================       =====================================

NET INTEREST SPREAD                                      3.78       3.78       3.90       3.92       3.96       4.05       4.01
Contribution of noninterest bearing sources of funds      .32        .33        .31        .34        .38        .37        .35
                                                         --------------------------       -------------------------------------
NET INTEREST MARGIN                                      4.10%      4.11%      4.21%      4.26%      4.34%      4.42%      4.36%
                                                         ==========================       =====================================

MEMO:
Interest bearing core deposits                           1.76%      1.93%      2.10%      2.31%      2.48%      2.60%      2.72%
Interest bearing total deposits                          1.62       1.82       1.97       2.17       2.37       2.46       2.52
Borrowed funding and long-term debt                      1.92       2.05       1.95       2.08       2.61       2.66       2.64


                                                                              NINE MONTHS ENDED
                                                               2001              SEPTEMBER 30,
                                                        -----------------    ------------------
                                                        4TH QTR   3RD QTR      2003        2002
                                                        -----------------    ------------------
RATES

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                           5.40%      6.59%      3.94%      4.89%
     Real estate - commercial                             7.27       7.89       6.18       6.76
     Real estate - residential                            7.42       8.03       6.46       7.38
     Home equity lines of credit                          6.15       7.16       4.27       5.05
     Credit card and other unsecured lines of credit     10.72      11.60       8.17       9.51
     Other consumer                                       8.53       8.66       7.17       8.45
                                                         ----------------      -----       ----
       Total loans                                        6.90       7.65       5.72       6.54
  Securities available for sale, at cost:
     Taxable                                              5.59       6.08       5.24       6.46
     Tax-exempt                                           8.18       8.17       7.74       8.15
                                                         ----------------      -----       ----
       Total securities available for sale                5.81       6.26       5.47       6.60
  Federal funds sold, security resale agreements, and
     other investments                                    5.38       6.07       4.53       4.40
                                                         ----------------      -----       ----
  TOTAL EARNING ASSETS                                    6.79       7.51       5.69       6.53
                                                         ================      =====       ====
LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                        1.83       2.54       1.06       1.49
     Savings accounts                                     1.06       1.29        .48        .85
     Consumer time deposits                               4.93       5.36       3.73       4.38
     Other deposits                                       2.68       3.91       1.25       1.87
     Foreign deposits                                     2.22       3.56       1.29       1.88
     Federal funds borrowed                               2.63       3.71       1.52       2.27
     Security repurchase agreements                       1.35       2.46        .66       1.07
     Borrowed funds                                       1.65       3.56       1.25       1.58
     Long-term debt                                       3.81       4.75       2.34       3.12
                                                         ----------------      -----       ----
  TOTAL INTEREST BEARING LIABILITIES                      2.96       3.84       1.87       2.52
                                                         ================      =====       ====

NET INTEREST SPREAD                                       3.83       3.67       3.82       4.01
Contribution of noninterest bearing sources of funds       .42        .53        .32        .37
                                                         ----------------      -----       ----
NET INTEREST MARGIN                                       4.25%      4.20%      4.14%      4.38%
                                                         ================      =====       ====
MEMO:
Interest bearing core deposits                            3.05%      3.64%      1.93%      2.60%
Interest bearing total deposits                           2.90       3.66       1.80       2.45
Borrowed funding and long-term debt                       3.05       4.15       1.97       2.64

(1) Includes loans held for sale or securitization

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                                STOCKHOLDER DATA
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)

                                                             2003                                         2002
                                               ---------------------------------   ------------------------------------------------
                                                3RD QTR     2ND QTR     1ST QTR     4TH QTR       3RD QTR      2ND QTR     1ND QTR
                                               ---------------------------------   ------------------------------------------------
Per common share:
  Basic net income                             $    .62    $   1.01    $     .81   $     .62    $      .61    $     .65   $     .73
  Diluted net income                                .62         .99          .81         .62           .61          .63         .73
  Trailing four quarters basic net income          3.06        3.05         2.69        2.61          2.56         2.54        2.47
  Trailing four quarters diluted net income        3.04        3.03         2.67        2.59          2.54         2.51        2.45
  Dividend declared                                 .32        .305         .305        .305          .305         .295        .295
  Dividend paid                                     .32        .305         .305        .305          .305         .295        .295
Dividend payout ratio(1)                          51.61%      30.81%       37.65%      49.19%        50.00%       46.83%      40.41%
Dividend yield (annualized)(2)                     4.34        3.73         4.38        4.47          4.28         3.55        3.84
P/E ratio(3)                                       9.69x      10.80x       10.43x      10.55x        11.23x       13.25x      12.56x

Common dividends declared                      $    196    $    186    $     187   $     187    $      186    $     180   $     179

Common dividends paid                          $    196    $    186    $     187   $     187    $      186    $     180   $     179

Shares outstanding(4):
  Average basic                                 613,574     612,120      611,522     611,896       611,639      609,336     607,815
  Average diluted                               618,969     618,384      615,579     615,972       617,850      616,793     614,042
  Ending common                                 609,137     613,426      610,972     611,491       612,180      610,479     608,395

Common stock price:
  High                                         $  34.56    $  34.97    $   29.45   $   29.82    $    33.49    $   33.75   $   31.16
  Low                                             29.03       27.92        26.53       24.60         25.58        29.60       26.31
  Close                                           29.46       32.71        27.85       27.32         28.53        33.25       30.76

Book value per common share                    $  15.00    $  14.77    $   14.05   $   13.59    $    13.32    $   13.02   $   12.61
Tangible book value per common share              13.07       12.85        12.18       11.70         11.43        11.12       10.70
Other comprehensive income per share                .08         .06          .09         .11           .14          .15         .12

Market to book value                              196.4%      221.5%       198.2%      201.0%        214.2%       255.4%      243.9%

Market capitalization of common stock          $ 17,945    $ 20,065    $  17,016   $  16,706    $   17,465    $  20,298   $  18,714

                                                                                          NINE MONTHS ENDED
                                                                     2001                    SEPTEMBER 30,
                                                            ------------------------   ------------------------
                                                             4TH QTR      3RD QTR         2003         2002
                                                            ------------------------   ------------------------
Per common share:
  Basic net income                                          $     .57    $      .59    $    2.44    $     1.99
  Diluted net income                                              .57           .58         2.42          1.97
  Trailing four quarters basic net income                        2.30          2.23
  Trailing four quarters diluted net income                      2.27          2.20
  Dividend declared                                              .295          .295          .93          .895
  Dividend paid                                                  .295          .295          .93          .895
Dividend payout ratio(1)                                        51.75%        50.86%       40.63%        46.85%
Dividend yield (annualized)(2)                                   4.04          3.94
P/E ratio(3)                                                    12.88x         13.61x

Common dividends declared                                   $     179    $      178    $     569    $      545
Common dividends paid                                       $     180    $      178    $     569    $      545

Shares outstanding(4):
  Average basic                                               606,940       605,005      612,413       609,611
  Average diluted                                             612,984       613,829      617,656       616,243
  Ending common                                               607,355       606,005

Common stock price:
  High                                                      $   30.30    $    32.70    $   34.97    $    33.75
  Low                                                           26.15         26.00        26.53         25.58
  Close                                                         29.24         29.95

Book value per common share                                 $   12.15    $    11.87
Tangible book value per common share                            10.23          9.91
Other comprehensive income per share                              .12           .11

Market to book value                                            240.7%        252.3%

Market capitalization of common stock                       $  17,759    $   18,150

(1)  Dividend declared divided by diluted net income per common share

(2)  Dividend declared (annualized) divided by quarter-end stock price

(3) Quarter-end stock price divided by trailing-four-quarters diluted net income per common share

(4)  In thousands

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                          CAPITALIZATION (PERIOD END)
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                2003                                      2002
                                                  --------------------------------    --------------------------------------------
                                                  3RD QTR     2ND QTR      1ST QTR    4TH QTR      3RD QTR     2ND QTR     1ST QTR
                                                  --------------------------------    --------------------------------------------
LONG-TERM DEBT AND BORROWED FUNDS

LONG-TERM DEBT:
Total parent company debt                         $  2,471    $  2,347    $  2,289    $  2,005    $  2,005    $  1,923    $  1,960
Subsidiary debt:
  Subordinated debt                                  2,101       2,168       1,785       1,796       1,782       1,701       1,631
  Senior bank notes                                 18,732      19,239      15,716      14,998      13,480      11,554      12,170
  FHLB advances and other                            4,000       4,184       4,182       3,931       3,931       3,927       3,930
                                                  --------------------------------    --------------------------------------------
    Total subsidiary debt                           24,833      25,591      21,683      20,725      19,193      17,182      17,731
                                                  --------------------------------    --------------------------------------------
  TOTAL LONG-TERM DEBT                            $ 27,304    $ 27,938    $ 23,972    $ 22,730    $ 21,198    $ 19,105    $ 19,691
                                                  ================================    ============================================
BORROWED FUNDS:
U.S. Treasury demand notes                        $    847    $  1,550    $    352    $  8,882    $  8,364    $  6,285    $    578
Short-term senior bank notes                             -         290         555       1,560           -           -           -
Commercial paper and other                             626         828         829       1,052       1,438         374         531
                                                  --------------------------------    --------------------------------------------
  TOTAL BORROWED FUNDS                            $  1,473    $  2,668    $  1,736    $ 11,494    $  9,802    $  6,659    $  1,109
                                                  ================================    ============================================

STOCKHOLDERS' EQUITY

Preferred                                                -           -           -           -           -    $      1    $      1
Common                                            $  9,134    $  9,061    $  8,587    $  8,308    $  8,157       7,947       7,671
                                                  --------------------------------    --------------------------------------------
  TOTAL STOCKHOLDERS' EQUITY                      $  9,134    $  9,061    $  8,587    $  8,308    $  8,157    $  7,948    $  7,672
                                                  ================================    ============================================
ACCUMULATED OTHER COMPREHENSIVE INCOME,
  NET OF TAX:
SFAS 115 unrealized gain, net                     $    153    $    183    $    191    $    223    $    221    $    173    $     83
SFAS 133 unrealized loss, net                         (103)       (149)       (135)       (156)       (133)        (83)        (13)
  TOTAL ACCUMULATED OTHER COMPREHENSIVE
                                                  --------------------------------    --------------------------------------------
    INCOME, NET OF TAX                            $     50    $     34    $     56    $     67    $     88    $     90    $     70
                                                  ================================    ============================================

RISK-BASED CAPITAL(1)

Tier 1 capital                                    $  8,220    $  8,018    $  7,536    $  7,263    $  7,081    $  6,812    $  6,546
Total risk-based capital                            12,362      12,218      11,220      10,997      10,796      10,519      10,324
Risk-weighted assets                                98,781      98,353      96,348      95,511      90,967      85,967      85,409

Tier 1 capital ratio                                  8.32%       8.15%       7.82%       7.60%       7.78%       7.92%       7.66%
Total risk-based capital ratio                       12.51       12.42       11.65       11.51       11.87       12.24       12.09
Leverage ratio                                        6.70        6.81        6.54        6.52        7.09        7.05        6.49

COMMON STOCK REPURCHASE ACTIVITY

Number of common shares repurchased                    5.3           -         1.4         1.3           -           -           -
Average price per share of repurchased common
  shares                                          $  30.10           -    $  27.24    $  25.73           -           -           -
Total cost                                           160.3           -        37.6        32.5           -           -           -
Common shares remaining under authorization(2)        32.6        37.9        37.9        14.3        15.6        15.6        15.6

SELECTED RATIOS AND OTHER

Long-term debt to equity                            298.95%     308.35%     279.16%     273.60%     259.88%     240.37%     256.65%
Long-term debt to total capitalization               74.93       75.51       73.63       73.23       72.21       70.62       71.96
Equity to assets                                      7.54        7.34        7.31        7.03        7.46        8.02        7.67
Common equity to assets                               7.54        7.34        7.31        7.03        7.46        8.02        7.67
Tangible equity to assets(3)                          6.64        6.45        6.39        6.11        6.47        6.93        6.58
Tangible common equity to assets(3)                   6.64        6.45        6.39        6.11        6.47        6.93        6.58
Minority interest(4)                              $    151    $     73    $     71    $     70    $     68    $     65    $     62

                                                                2001
                                                        ---------------------
                                                        4TH QTR      3RD QTR
                                                        ---------------------
LONG-TERM DEBT AND BORROWED FUNDS

LONG-TERM DEBT:
Total parent company debt                               $  1,968     $  2,009
Subsidiary debt:
  Subordinated debt                                        1,655        1,189
  Senior bank notes                                        9,762        9,554
  FHLB advances and other                                  3,931        3,931
                                                        ---------------------
    Total subsidiary debt                                 15,348       14,674
                                                        ---------------------
  TOTAL LONG-TERM DEBT                                  $ 17,316     $ 16,683
                                                        =====================
BORROWED FUNDS:
U.S. Treasury demand notes                              $  8,191     $  1,066
Short-term senior bank notes                                   -            -
Commercial paper and other                                   388          470
                                                        ---------------------
  TOTAL BORROWED FUNDS                                  $  8,579     $  1,536
                                                        =====================

STOCKHOLDERS' EQUITY

Preferred                                               $      1     $      8
Common                                                     7,380        7,194
                                                        ---------------------
  TOTAL STOCKHOLDERS' EQUITY                            $  7,381     $  7,202
                                                        =====================
ACCUMULATED OTHER COMPREHENSIVE INCOME,
  NET OF TAX:
SFAS 115 unrealized gain, net                           $    105     $    173
SFAS 133 unrealized loss, net                                (33)        (107)
  TOTAL ACCUMULATED OTHER COMPREHENSIVE
                                                        ---------------------
    INCOME, NET OF TAX                                  $     72     $     66
                                                        =====================

RISK-BASED CAPITAL(1)

Tier 1 capital                                          $  6,269     $  6,100
Total risk-based capital                                  10,135        9,470
Risk-weighted assets                                      89,653       84,063

Tier 1 capital ratio                                        6.99%        7.26%
Total risk-based capital ratio                             11.31        11.27
Leverage ratio                                              6.45         6.55

COMMON STOCK REPURCHASE ACTIVITY

Number of common shares repurchased                            -            -
Average price per share of repurchased common shares           -            -
Total cost                                                     -            -
Common shares remaining under authorization(2)              15.6         15.6

SELECTED RATIOS AND OTHER

Long-term debt to equity                                  234.60%      231.64%
Long-term debt to total capitalization                     70.11        69.85
Equity to assets                                            6.98         7.49
Common equity to assets                                     6.98         7.48
Tangible equity to assets(3)                                5.94         6.33
Tangible common equity to assets(3)                         5.94         6.32
Minority interest(4)                                    $     58     $     53

(1)  Third quarter 2003 risk-based capital is based upon preliminary data

(2) In February 2003, National City Corporation's Board of Directors authorized the repurchase of an additional 25 million shares of issued and outstanding common stock

(3)  Excludes goodwill and other intangible assets

(4)  Included in other liabilities on the consolidated balance sheet

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                               NONINTEREST INCOME
                                ($ IN MILLIONS)

                                                                              2003                              2002
                                                                  ---------------------------  -------------------------------------
                                                                  3RD QTR   2ND QTR   1ST QTR  4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                                                  ---------------------------  -------------------------------------
Mortgage banking revenue                                          $    31   $   476   $   394  $   206   $   178   $   248   $  195
Deposit service charges                                               145       142       135      137       132       126      119
Payment processing revenue                                            125       113       105      116       114       112      109
Trust and investment management fees                                   72        78        69       70        74        85       78
Card-related fees                                                      42        44        41       46        47        32       32
Other service fees                                                     28        26        28       26        24        30       22
Brokerage revenue                                                      33        34        24       26        25        31       27
Ineffective hedge and other derivative gains, net(1)                  (11)       79         7       12        (1)        2       11
Principal investment gains (losses), net                               17       (16)        6       (2)      (17)       (2)      (2)
Student loan sale gains (losses), net                                   1         6         -        -         1        10        -
Demutualization gains on insurance company holdings                     -         -         -        -         -         -        -
Initial gains from the securitization of credit card receivables        -         -         -        -         -         -       25
Initial gain from the securitization of automobile receivables          -         -         -        -         -         -       25
Consideration from the sale of NAMCO preferred shares                   -         -         -        -         -         5        -
All other                                                              59        48        57       54        43        50       50
                                                                  ---------------------------  ------------------------------------
  TOTAL FEES AND OTHER INCOME                                         542     1,030       866      691       620       729      691
Bank stock fund                                                         1        32         -      (16)        -        42       49
Other securities                                                        4         -         -       (1)        -         2        5
                                                                  ---------------------------  ------------------------------------
  TOTAL SECURITIES GAINS (LOSSES), NET                                  5        32         -      (17)        -        44       54
                                                                  ---------------------------  ------------------------------------
    TOTAL NONINTEREST INCOME                                      $   547   $ 1,062   $   866  $   674   $   620   $   773   $  745
                                                                  ===========================  ====================================


                                                                                         NINE MONTHS ENDED
                                                                           2001             SEPTEMBER 30,
                                                                   ------------------    -----------------
                                                                   4TH QTR    3RD QTR      2003       2002
                                                                   ------------------    -----------------
Mortgage banking revenue                                           $   160    $   126    $   901   $   621
Deposit service charges                                                122        117        422       377
Payment processing revenue                                             123        120        343       335
Trust and investment management fees                                    73         79        219       237
Card-related fees                                                       43         43        127       111
Other service fees                                                      26         37         82        76
Brokerage revenue                                                       29         22         91        83
Ineffective hedge and other derivative gains, net(1)                    14          5         75        12
Principal investment gains (losses), net                                (4)        (6)         7       (21)
Student loan sale gains (losses), net                                   (1)         5          7        11
Demutualization gains on insurance company holdings                     20          -          -         -
Initial gains from the securitization of credit card receivables         -          -          -        25
Initial gain from the securitization of automobile receivables           -          -          -        25
Consideration from the sale of NAMCO preferred shares                    -          -          -         5
All other                                                               51         49        164       143
                                                                   ------------------    -------   -------
  TOTAL FEES AND OTHER INCOME                                          656        597      2,438     2,040
Bank stock fund                                                          -         21         33        91
Other securities                                                        19          -          4         7
                                                                   ------------------    -------   -------
  TOTAL SECURITIES GAINS (LOSSES), NET                                  19         21         37        98
                                                                   ------------------    -------   -------
    TOTAL NONINTEREST INCOME                                       $   675    $   618    $ 2,475   $ 2,138
                                                                   ==================    =======   =======

(1) Ineffective hedge and other derivative gains and losses related to mortgage banking activities are included in mortgage banking revenue

                              NONINTEREST EXPENSE
                                ($ in millions)

                                                                            2003                             2002
                                                                --------------------------   ------------------------------------
                                                                3RD QTR   2ND QTR  1ST QTR   4TH QTR  3RD QTR   2ND QTR  1ST QTR
                                                                --------------------------   ------------------------------------
Salaries, benefits, and other personnel                         $   571   $   542  $   561   $   527  $   449   $   445  $   444
Equipment                                                            59        62       65        65       57        61       62
Net occupancy                                                        58        56       58        59       56        55       55
Third-party services                                                 71        71       65        71       55        60       53
Card processing                                                      54        52       52        54       51        52       54
Telecommunications                                                   22        19       21        22       21        22       21
Marketing and public relations                                       22        67       17        19       26        75       26
Postage                                                              22        18       20        19       19        17       19
Travel and entertainment                                             15        14       13        18       14        15       14
Supplies                                                             15        15       13        15       13        13       13
State and local taxes                                                16        14       16        15       15        14       17
Goodwill and other intangible asset amortization(1)                   6         6        5         6        5         5        5
FDIC assessments                                                      2         3        2         4        2         2        2
OREO expense, net                                                     4         6        3         8        5         6        5
Automobile lease residual value write-downs (recovery)               (9)        -       25         -        -        38       13
Commercial lease residual value write-downs (recovery)                -         -       17         5       (1)        5        -
Building lease termination penalty                                    -         9        -         -        -         -        -
Impairment, fraud, and other losses, net                             14        16        9        40       23        53       20
Loss on commercial paper conduit consolidation                        -         -        -         -       16         -        -
All other                                                            66        56       47        64       44        36       52
                                                                --------------------------   -----------------------------------
 TOTAL NONINTEREST EXPENSE                                      $ 1,008   $ 1,026  $ 1,009   $ 1,011  $   870   $   974  $   875
                                                                ==========================   ===================================


                                                                                  NINE MONTHS ENDED
                                                                      2001           SEPTEMBER 30,
                                                                ----------------  -----------------
                                                                4TH QTR  3RD QTR    2003     2002
                                                                ----------------  -----------------
Salaries, benefits, and other personnel                         $   449  $   418  $ 1,674  $ 1,338
Equipment                                                            64       54      186      180
Net occupancy                                                        54       52      172      166
Third-party services                                                 60       50      207      168
Card processing                                                      58       50      158      157
Telecommunications                                                   22       21       62       64
Marketing and public relations                                        6       24      106      127
Postage                                                              19       17       60       55
Travel and entertainment                                             16       14       42       43
Supplies                                                             16       13       43       39
State and local taxes                                                12       13       46       46
Goodwill and other intangible asset amortization(1)                  22       22       17       15
FDIC assessments                                                      3        3        7        6
OREO expense, net                                                     4        2       13       16
Automobile lease residual value write-downs (recovery)               13        2       16       51
Commercial lease residual value write-downs (recovery)                4        -       17        4
Building lease termination penalty                                    -        -        9        -
Impairment, fraud, and other losses, net                             23       25       39       96
Loss on commercial paper conduit consolidation                        -        -        -       16
All other                                                            40       35      169      132
                                                                ----------------  -------  -------
 TOTAL NONINTEREST EXPENSE                                      $   885  $   815  $ 3,043  $ 2,719
                                                                ================  =======  =======

(1) On January 1, 2002, the Corporation adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, which requires goodwill to no longer be ratably amortized into the income statement

                                    UNAUDITED
                           NATIONAL CITY CORPORATION
                SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE
                                ($ IN MILLIONS)

                                                                 2003                                 2002
                                                    -----------------------------    ----------------------------------------
                                                    3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                    -----------------------------    ----------------------------------------
Salaries and wages                                  $   310    $   303    $   299    $   301    $   294    $   290    $   289
Incentive compensation                                  264        241        171        230        164        130        115
Deferred personnel costs                               (145)      (155)      (110)      (125)       (98)       (66)       (72)
Stock-based compensation                                 10          6          4          4          3          2          2
Payroll taxes                                            33         37         43         29         28         30         38
Contract labor                                           29         23         20         26         16         14         16
Medical and other benefits                               42         49         44         36         40         40         39
Defined contribution plans                               14         17         23         15         14         13         20
Defined benefit pension plan                             (4)        (4)        (4)       (12)       (15)       (15)       (15)
Market valuation adjustments on deferred
  compensation liabilities                                3         18         (1)         6        (15)        (5)         3
Severance and other                                      15          7         72         17         18         12          9
                                                    -----------------------------    ----------------------------------------
TOTAL SALARIES, BENEFITS, AND OTHER
   PERSONNEL EXPENSE                                $   571    $   542    $   561    $   527    $   449    $   445    $   444
                                                    =============================    ========================================

                                                                           NINE MONTHS ENDED
                                                           2001              SEPTEMBER 30,
                                                    ------------------    ------------------
                                                    4TH QTR    3RD QTR       2003       2002
                                                    ------------------    ------------------
Salaries and wages                                  $   287    $   288    $   912    $   873
Incentive compensation                                  163        129        676        409
Deferred personnel costs                               (102)       (75)      (410)      (236)
Stock-based compensation                                  2          1         20          7
Payroll taxes                                            28         30        113         96
Contract labor                                           24         17         72         46
Medical and other benefits                               34         38        135        119
Defined contribution plans                               13         13         54         47
Defined benefit pension plan                            (15)       (17)       (12)       (45)
Market valuation adjustments on deferred
  compensation liabilities                                3        (12)        20        (17)
Severance and other                                      12          6         94         39
                                                    ------------------    ------------------
TOTAL SALARIES, BENEFITS, AND OTHER
   PERSONNEL EXPENSE                                $   449    $   418    $ 1,674    $ 1,338
                                                    ==================    ==================

             FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

                                                                2003                           2002                       2001
                                                    --------------------------  ----------------------------------  ----------------
                                                    3RD QTR   2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR  4TH QTR  3RD QTR
                                                    --------------------------  ----------------------------------  ----------------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services     11,794   11,450   11,472   11,665   11,626   11,790   11,866   11,970   11,897
  Wholesale Banking                                   1,574    1,583    1,739    1,785    1,793    1,826    1,830    1,834    1,846
  National Consumer Finance                          10,551   10,155    9,486    9,044    8,359    8,022    7,791    7,552    6,947
  Asset Management                                    1,502    1,520    1,640    1,732    1,725    1,767    1,785    1,873    1,913
  National Processing                                 1,705    1,689    1,761    1,791    1,795    1,859    1,882    2,154    2,361

CORPORATE SUPPORT STAFF(2)                            6,062    6,017    6,535    6,714    6,801    6,894    6,922    6,977    6,969
                                                     ------------------------   ---------------------------------   ---------------

  TOTAL EMPLOYEES                                    33,188   32,414   32,633   32,731   32,099   32,158   32,076   32,360   31,933
                                                     ========================   =================================   ===============

(1)  Represents period-end, active, full-time equivalent employees

(2) Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

                                    UNAUDITED
                           NATIONAL CITY CORPORATION
                           CREDIT QUALITY STATISTICS
                                ($ IN MILLIONS)

                                                                     2003                                  2002
                                                        -----------------------------    ----------------------------------------
                                                        3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                        -----------------------------    ----------------------------------------
LOAN LOSS ALLOWANCE

Beginning loan loss allowance                           $ 1,147    $ 1,128    $ 1,099    $ 1,080    $ 1,030    $ 1,000    $   997
Provision                                                   107        183        200        159        169        165        189
Allowance related to loans sold or securitized                -          -          -          -          1          -         (5)
Charge-offs:
  Commercial                                                 44        101        104         74         66         72        106
  Real estate - commercial                                   10          5          3          5          6          8          2
  Real estate - residential                                  48         31         41         26         16         20         24
  Home equity lines of credit                                 6          6          6          6          4          5          5
  Credit card and other unsecured lines of credit            24         25         22         21         21         19         22
  Other consumer                                             27         30         35         42         37         38         55
                                                        -----------------------------    ----------------------------------------
Total charge-offs                                           159        198        211        174        150        162        214
                                                        -----------------------------    ----------------------------------------
Recoveries:
  Commercial                                                  9         11         11         12          9          4          7
  Real estate - commercial                                    1         --          1          1          2          1          1
  Real estate - residential                                  11          6         10          5          1          1          1
  Home equity lines of credit                                 2          1          2          2          1          1          1
  Credit card and other unsecured lines of credit             2          2          2          2          1          2          3
  Other consumer                                             10         14         14         12         16         18         20
                                                        -----------------------------    ----------------------------------------
Total recoveries                                             35         34         40         34         30         27         33
                                                        -----------------------------    ----------------------------------------

Net charge-offs                                             124        164        171        140        120        135        181
                                                        -----------------------------    ----------------------------------------
Ending loan loss allowance                              $ 1,130    $ 1,147    $ 1,128    $ 1,099    $ 1,080    $ 1,030    $ 1,000
                                                        =============================    ========================================

MEMO:
Net charge-offs on:
  Securitized credit cards                              $    20    $    21    $    15    $    19    $    18    $    18    $    18
  Managed credit cards                                       35         36         28         33         30         29         32
  Securitized automobile loans                                2          2          3          3          2          1          -
  Managed automobile loans(1)                                11         10         13         13          9          8         15

NET CHARGE-OFFS AS A
% OF AVERAGE LOANS (ANNUALIZED)

Commercial                                                  .58%      1.49%      1.53%       .97%       .94%      1.08%      1.53%
Real estate - commercial                                    .36        .22        .10        .16        .18        .37        .09
Real estate - residential                                   .61        .45        .59        .49        .40        .49        .62
Home equity lines of credit                                 .19        .19        .20        .27        .21        .21        .25
Credit card and other unused lines of credit               4.13       4.46       3.92       4.04       3.65       3.87       4.56
Other consumer                                              .83        .80       1.09       1.02        .72        .74       1.24
                                                        -----------------------------    ----------------------------------------
  TOTAL NET CHARGE-OFFS                                     .64%       .88%       .95%       .78%       .69%       .80%      1.08%
                                                        =============================    ========================================

MEMO:
Securitized credit cards                                   5.35%      5.76%      4.29%      5.32%      5.00%      5.07%      5.49%
Managed credit cards                                       5.58%      6.11%      4.71%      5.69%      5.12%      5.30%      5.81%
Securitized automobile loans                               1.41%      1.32%      1.39%      1.17%       .66%       .27%         -
Managed automobile loans(1)                                 .98%       .89%      1.23%      1.18%       .81%       .74%      1.34%


                                                                                NINE MONTHS ENDED
                                                                2001               SEPTEMBER 30,
                                                        -------------------     ------------------
                                                        4TH QTR     3RD QTR       2003       2002
                                                        -------------------     ------------------
LOAN LOSS ALLOWANCE

Beginning loan loss allowance                           $ 1,008     $   990     $ 1,099    $   997
Provision                                                   209         160         490        523
Allowance related to loans sold or securitized              (73)         (2)         --         (4)
Charge-offs:
  Commercial                                                 61          72         249        244
  Real estate - commercial                                    4           6          18         16
  Real estate - residential                                  24          14         120         60
  Home equity lines of credit                                 5           4          18         14
  Credit card and other unsecured lines of credit            26          25          71         62
  Other consumer                                             60          51          92        130
                                                        -------------------     ------------------
Total charge-offs                                           180         172         568        526
                                                        -------------------     ------------------
Recoveries:
  Commercial                                                  5           3          31         20
  Real estate - commercial                                    3           1           2          4
  Real estate - residential                                  --           1          27          3
  Home equity lines of credit                                --           1           5          3
  Credit card and other unsecured lines of credit             3          10           6          6
  Other consumer                                             22          16          38         54
                                                        -------------------     ------------------
Total recoveries                                             33          32         109         90
                                                        -------------------     ------------------

Net charge-offs                                             147         140         459        436
                                                        -------------------     ------------------
Ending loan loss allowance                              $   997     $ 1,008     $ 1,130    $ 1,080
                                                        ===================     ==================

MEMO:
Net charge-offs on:
  Securitized credit cards                              $    13     $    13     $    56    $    54
  Managed credit cards                                       29          22          99         91
  Securitized automobile loans                                -           -           7          3
  Managed automobile loans(1)                                16          14          34         32

NET CHARGE-OFFS AS A
% OF AVERAGE LOANS (ANNUALIZED)

Commercial                                                  .84%        .99%       1.20%      1.19%
Real estate - commercial                                    .07         .33         .23        .21
Real estate - residential                                   .67         .36         .55        .50
Home equity lines of credit                                 .29         .23         .19        .22
Credit card and other unused lines of credit               3.95        2.75        4.17       4.01
Other consumer                                             1.27        1.09         .90        .90
                                                        -------------------     ------------------
  TOTAL NET CHARGE-OFFS                                     .85%        .81%        .82%       .85%
                                                        ===================     ==================

MEMO:
Securitized credit cards                                   5.19%       4.95%       5.14%      5.18%
Managed credit cards                                       5.22%       3.88%       5.48%      5.40%
Securitized automobile loans                                  -           -        1.37%       .45%
Managed automobile loans(1)                                1.39%       1.25%       1.03%       .96%

(1)  Represents managed portfolio of indirect prime automobile loans

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     CREDIT QUALITY STATISTICS (CONTINUED)
                                ($ IN MILLIONS)

                                                                     2003                                   2002
                                                        -----------------------------    -----------------------------------------
                                                        3RD QTR    2ND QTR    1ST QTR     4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                        -----------------------------    -----------------------------------------
NONPERFORMING ASSETS

Commercial                                              $   350    $   410    $   385    $   414    $   443    $   421    $   368
Real estate - commercial                                     65         75         78         60         78         57         53
Real estate - residential:
  National City Mortgage                                    124        123        135        125        118        115        118
  First Franklin                                             49         47         44         44         46         47         47
  Altegra/Loan Zone                                          41         52         54         59         62         64         64
                                                        -----------------------------    ----------------------------------------
     Total real estate - residential                        214        222        233        228        226        226        229
                                                        -----------------------------    ----------------------------------------
Total nonperforming portfolio loans                         629        707        696        702        747        704        650
Other real estate owned (OREO):
  Commercial                                                  4          5          3          3          4          4          4
  Real estate - residential:
     National City Mortgage                                  44         38         43         40         36         34         23
     First Franklin                                          34         31         34         34         30         24         17
     Altegra/Loan Zone                                       28         30         36         38         35         27         22
                                                        -----------------------------    ----------------------------------------
       Total real estate - residential                      106         99        113        112        101         85         62
                                                        -----------------------------    ----------------------------------------
Total OREO                                                  110        104        116        115        105         89         66
Mortgage loans held for sale                                 14          4          5          -          -          -          -
Other(1)                                                      3          3          5          -          -          -          -
                                                        -----------------------------    ----------------------------------------
  TOTAL NONPERFORMING ASSETS                            $   756    $   818    $   822    $   817    $   852    $   793    $   716
                                                        =============================    ========================================

PERCENTAGE OF NONPERFORMING ASSETS
   BY CATEGORY

Commercial                                                   46%        50%        47%        51%        52%        53%        52%
Real estate - commercial                                      9          9          9          7          9          7          7
Real estate - residential:
  National City Mortgage                                     17         15         16         16         15         15         16
  First Franklin                                              6          6          5          5          5          6          7
  Altegra/Loan Zone                                           5          6          7          7          7          8          9
                                                        -----------------------------    ----------------------------------------
     Total real estate - residential                         28         27         28         28         27         29         32
                                                        -----------------------------    ----------------------------------------
Total nonperforming portfolio loans                          83         86         84         86         88         89         91
Other real estate owned (OREO):
  Commercial                                                  1          1          -          -          -          1          1
  Real estate - residential:
     National City Mortgage                                   6          4          6          5          4          4          3
     First Franklin                                           4          4          4          4          4          3          2
     Altegra/Loan Zone                                        4          4          4          5          4          3          3
                                                        -----------------------------    ----------------------------------------
       Total real estate - residential                       14         12         14         14         12         10          8
                                                        -----------------------------    ----------------------------------------
Total OREO                                                   15         13         14         14         12         11          9
Mortgage loans held for sale                                  2          1          1          -          -          -          -
Other(1)                                                      -          -          1          -          -          -          -
                                                        -----------------------------    ----------------------------------------
  TOTAL NONPERFORMING ASSETS                                100%       100%       100%       100%       100%       100%       100%
                                                        =============================    ========================================

DISTRESSED LOAN SALES

Distressed loans classified as nonperforming
  at the end of previous quarter                         $   28     $   40     $   32
Other                                                        16         25         24
                                                         ----------------------------
  Total distressed loans sold                            $   44     $   65     $   56
                                                         ============================
RATIOS

Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                            .97%      1.08%      1.10%      1.13%      1.20%      1.15%      1.05%
Nonperforming assets to period-end total assets             .62        .66        .70        .69        .78        .80        .72
Loan loss allowance to nonperforming portfolio loans     179.61     162.09     162.01     156.42     144.44     146.42     153.84
Loan loss allowance to period-end portfolio loans          1.45       1.51       1.51       1.52       1.52       1.50       1.47
Loan loss allowance (period-end) to annualized
  net charge-offs                                        228.68     174.07     163.10     198.04     227.03     190.26     135.90

                                                                 2001
                                                          ------------------
                                                          4TH QTR    3RD QTR
                                                          ------------------
NONPERFORMING ASSETS
Commercial                                                $   364    $   354
Real estate - commercial                                       64         56
Real estate - residential:
  National City Mortgage                                       91         83
  First Franklin                                               35         16
  Altegra/Loan Zone                                            40         78
                                                          ------------------
     Total real estate - residential                          166        177
                                                          ------------------
Total nonperforming portfolio loans                           594        587
Other real estate owned (OREO):
  Commercial                                                    4          4
  Real estate - residential:
     National City Mortgage                                    19         15
     First Franklin                                            17          9
     Altegra/Loan Zone                                         24         34
                                                          ------------------
       Total real estate - residential                         60         58
                                                          ------------------
Total OREO                                                     64         62
Mortgage loans held for sale                                    -          -
Other(1)                                                        -          -
                                                          ------------------
  TOTAL NONPERFORMING ASSETS                              $   658    $   649
                                                          ==================

PERCENTAGE OF NONPERFORMING ASSETS
   BY CATEGORY

Commercial                                                     55%        54%
Real estate - commercial                                       10          9
Real estate - residential:
  National City Mortgage                                       14         13
  First Franklin                                                5          2
  Altegra/Loan Zone                                             6         12
                                                          ------------------
     Total real estate - residential                           25         27
                                                          ------------------
Total nonperforming portfolio loans                            90         90
Other real estate owned (OREO):
  Commercial                                                    1          1
  Real estate - residential:
     National City Mortgage                                     2          3
     First Franklin                                             3          1
     Altegra/Loan Zone                                          4          5
                                                          ------------------
       Total real estate - residential                          9          9
                                                          ------------------
Total OREO                                                     10         10
Mortgage loans held for sale                                    -          -
Other(1)                                                        -          -
                                                          ------------------
  TOTAL NONPERFORMING ASSETS                                  100%       100%
                                                          ==================

DISTRESSED LOAN SALES

Distressed loans classified as nonperforming
  at the end of previous quarter
Other
  Total distressed loans sold

RATIOS

Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                              .97%       .94%
Nonperforming assets to period-end total assets               .62        .67
Loan loss allowance to nonperforming portfolio loans       167.90     171.85
Loan loss allowance to period-end portfolio loans            1.47       1.46
Loan loss allowance (period-end) to annualized
  net charge-offs                                          170.37     182.63

(1) Represents loans sold by National City Mortgage Co. which are available for repurchase and are included in other assets on the consolidated balance sheet
                                                                              18

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     CREDIT QUALITY STATISTICS (CONTINUED)
                                ($ IN MILLIONS)

                                                                2003                      2002                          2001
                                                      -----------------------   -------------------------------   ---------------
                                                      3RD QTR 2ND QTR 1ST QTR   4TH QTR 3RD QTR 2ND QTR 1ST QTR   4TH QTR 3RD QTR
                                                      -----------------------   -------------------------------   ---------------
LOANS 90+ DAYS PAST DUE
  ACCRUING INTEREST

Commercial                                             $ 49     $ 49    $ 47      $ 43    $ 77    $ 64    $ 68      $ 58    $ 71
Real estate - commercial                                 22       26      18        26      17      30      31        30      35
Real estate - residential:
  National City Mortgage                                120      125     136       134     127     123     142       173     151
  First Franklin                                        259      237     233       228     216     198     179       155     142
  Altegra/Loan Zone                                      35       68      77        87      95      89      85       114     118
  National Home Equity                                    1        1       1         -       -       -       -         -       -
                                                       ---------------------      ----------------------------      ------------
     Total real estate - residential                    415      431     447       449     438     410     406       442     411
                                                       ---------------------      ----------------------------      ------------
Home equity lines of credit                              15       15      14        16      15      15      17        17      10
Credit card and other unsecured lines of credit          15       14      16         8       7       7       8        12      11
Other consumer                                           11       19      12        19      18      18      21        28      23
Mortgage loans held for sale                             50       18      33        14       5       5      21        26      17
Other(1)                                                 21       21      24         -       -       -       -         -       -
                                                       ---------------------      ----------------------------      ------------
  TOTAL LOANS 90+ DAYS PAST DUE                        $598     $593    $611      $575    $577    $549    $572      $613    $578
                                                       =====================      ============================      ============

(1) Represents loans sold by National City Mortgage Co. which are available for repurchase and are included in other assets on the consolidated balance sheet

            TEN LARGEST NONPERFORMING LOANS AS OF SEPTEMBER 30, 2003
                                 ($ IN MILLIONS)

                                                                                               Amount       As a Percentage of Total
Major Industry(1)                                Sub-Industry               Portfolio        Outstanding      Nonperforming Assets
-----------------                                ------------               ---------        -----------    ------------------------
Industrial                                         Plastics                 Commercial           $13 (2)              1.7%
Consumer noncyclical                              Healthcare                Commercial            12 (2)              1.6%
Technology                                         Telecomm                 Commercial            11 (2)              1.4%
Miscellaneous                               Electrical contracting          Commercial            10 (2)              1.3%
Industrial                                   Electrical products            Commercial             9                  1.2%
Basic materials                                     Mining                  Commercial             9 (2)              1.2%
Consumer noncyclical                              Healthcare                Commercial             8 (2)              1.1%
Consumer noncyclical                              Healthcare          Commercial/Real Estate       8                  1.1%
Industrial                                        Packaging                 Commercial             8                  1.1%
Basic materials                                    Aluminum                 Commercial             7 (2)              0.9%
                                                                                                ----                -----
                                                                                                $ 95                 12.6%

Total nonperforming assets                                                                      $756                100.0%

Nonperforming assets as a percentage
   of period-end portfolio loans and                                                                                 0.97%
   other nonperforming assets

(1)  Based on Standard Industrial Classification System codes

(2)  Loan represents a participation in a shared national credit

        COMMERCIAL LOAN INDUSTRY CONCENTRATION AS OF SEPTEMBER 30, 2003
                                ($ IN MILLIONS)

                                                                                     Average        Largest Loan
                                                                      Percent to   Loan Balance     to a Single
Major Industry(1)                                       Balance         Total      Per Obligor        Obligor
-----------------                                       -------       ----------   ------------     ------------
Real estate                                             $10,255          31%        $   .8           $    49
Consumer cyclical                                         5,039          15%            .8                95
Consumer noncyclical                                      3,868          12%            .4                47
Industrial                                                3,442          10%            .9                68
Basic materials                                           2,795           9%           1.3                40
Financial                                                 2,043           6%           1.5                54
Services                                                  1,809           6%            .5               462 (2)
Energy and utilities                                        601           2%           1.0                24
Technology                                                  265           1%           2.4                20
Miscellaneous                                             1,360           4%            .2                20
                                                        -------         ---
                                                         31,477          96%
Commercial leasing - all industries                       1,477           4%
                                                        -------         ---

Total commercial and commercial real estate             $32,954         100%
                                                        =======         ===

(1)  Based on Standard Industrial Classification System codes

(2)  This loan is secured by government-insured student loans

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
      CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES

                                                                2003                                  2002
                                                   ------------------------------   -----------------------------------------
                                                   3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                   ------------------------------   -----------------------------------------
DEPOSIT ACCOUNT METRICS

PERSONAL DEPOSITS:

Number of accounts (in thousands):
     Noninterest bearing checking                     1,641      1,604      1,574      1,562      1,568      1,534      1,505
     Interest bearing checking                          709        696        682        665        658        639        623
     Money market savings                               457        448        438        425        418        410        401
     Regular savings                                    841        855        871        888        930        947        963
                                                   ------------------------------   -----------------------------------------
          TOTAL PERSONAL DEPOSIT ACCOUNTS             3,648      3,603      3,565      3,540      3,574      3,530      3,492
                                                   ==============================   =========================================

Average account size:
     Noninterest bearing checking                  $  1,834   $  1,876   $  1,910   $  1,903   $  1,904   $  1,971   $  1,951
     Interest bearing checking                       10,953     10,761     10,226      8,626      8,400      8,521      8,407
     Money market savings                            30,246     29,981     29,530     27,720     28,029     28,109     28,289
     Regular savings                                  2,519      2,548      2,495      2,455      2,459      2,456      2,442
                                                   ------------------------------   -----------------------------------------
          TOTAL AVERAGE ACCOUNT SIZE               $  7,321   $  7,249   $  7,034   $  6,265   $  6,260   $  6,305   $  6,262
                                                   ==============================   =========================================

BUSINESS DEPOSITS:

Number of accounts (in thousands)                       308        297        286        270        266        264        261
Average account size                               $ 20,551   $ 20,273   $ 19,875   $ 21,921   $ 22,667   $ 22,219   $ 21,572

TIME DEPOSITS:

Number of accounts (in thousands)                       819        851        882        909        936        965        976
Average account size                               $ 15,649   $ 15,694   $ 15,652   $ 15,681   $ 15,341   $ 15,130   $ 14,776

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(1)

Installment loan originations:
  Home equity(2)(4)                                  16,532     12,497      7,520     10,664      5,577      6,259      7,116
  Other(3)                                            6,199      5,536      4,697      5,446      6,723      6,631      5,779
Home equity(4) and other lines of credit             23,946     26,974     19,406     23,310     23,154     28,578     26,672
                                                   ------------------------------   -----------------------------------------
     TOTAL CONSUMER LOAN ORIGINATIONS                46,677     45,007     31,623     39,420     35,454     41,468     39,567
                                                   ==============================   =========================================

BANK BRANCHES

Traditional                                             673        660        659        653        652        654        653
Limited service                                          19         20         21         22         23         20         20
In-store                                                 51         53         63         68         70         73         74
Bank express                                            379        390        396        400        400        401        402
                                                   ------------------------------   -----------------------------------------
    TOTAL BANK BRANCHES                               1,122      1,123      1,139      1,143      1,145      1,148      1,149
                                                   ==============================   =========================================

ATMS                                                  1,580      1,583      1,607      1,610      1,615      1,633      1,637

ONLINE BANKING CUSTOMERS                            740,976    664,283    599,411    533,780    477,176    401,414    343,234

                                                          2001
                                                   -------------------
                                                   4TH QTR    3RD QTR
                                                   --------   --------
DEPOSIT ACCOUNT METRICS

PERSONAL DEPOSITS:

Number of accounts (in thousands):
     Noninterest bearing checking                     1,486      1,480
     Interest bearing checking                          612        601
     Money market savings                               388        384
     Regular savings                                    975      1,005
                                                   -------------------
          TOTAL PERSONAL DEPOSIT ACCOUNTS             3,461      3,470
                                                   ===================

Average account size:
     Noninterest bearing checking                  $  1,850   $  1,872
     Interest bearing checking                        8,047      7,895
     Money market savings                            29,041     28,585
     Regular savings                                  2,380      2,380
                                                   -------------------
          TOTAL AVERAGE ACCOUNT SIZE               $  6,120   $  5,991
                                                   ===================

BUSINESS DEPOSITS:

Number of accounts (in thousands)                       260        259
Average account size                               $ 22,179   $ 21,417

TIME DEPOSITS:

Number of accounts (in thousands)                       983      1,003
Average account size                               $ 14,784   $ 14,688

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(1)

Installment loan originations:
  Home equity(2)(4)                                   8,974      7,638
  Other(3)                                            7,125      7,381
Home equity(4) and other lines of credit             27,088     24,017
                                                   -------------------
     TOTAL CONSUMER LOAN ORIGINATIONS                43,187     39,036
                                                   ===================

BANK BRANCHES

Traditional                                             646        645
Limited service                                          27         28
In-store                                                 81         81
Bank express                                            396        396
                                                   -------------------
    TOTAL BANK BRANCHES                               1,150      1,150
                                                   ===================

ATMS                                                  1,646      1,641

ONLINE BANKING CUSTOMERS                            275,900    224,344

(1) Excludes home equity loans generated by the National Home Equity division of the National Consumer Finance line of business

(2) Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet

(3) Includes automobile, truck, boat, recreational vehicle, and other secured installment loans

(4)  See additional home equity portfolio statistics on page 26

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     ASSET MANAGEMENT PERFORMANCE MEASURES
                                ($ IN MILLIONS)

                                                                             2003                               2002
                                                            --------------------------------------    -----------------------
                                                             3RD QTR       2ND QTR       1ST QTR       4TH QTR       3RD QTR
                                                            ----------    ----------    ----------    ----------    ---------
ASSETS UNDER ADMINISTRATION

  Managed assets:
     Value at beginning of period                           $  58,690     $  55,179     $  57,571     $  56,975     $  61,064
     Estimated change due to market impact                        492         3,376          (188)          682        (3,340)
     Other activity, net                                         (848)          135        (2,204)          (86)         (749)
                                                            -------------------------------------     -----------------------
     Value at end of period                                    58,334        58,690        55,179        57,571        56,975
                                                            -------------------------------------     -----------------------

  Non-managed assets:
     Value at beginning of period                              50,440        47,682        75,998        72,239        79,556
     Estimated change due to market impact                       (243)        3,792        (1,832)        3,672        (7,081)
     Other activity, net                                         (560)       (1,034)      (26,484)           87          (236)
                                                            -------------------------------------     -----------------------
     Value at end of period                                    49,637        50,440        47,682        75,998        72,239
                                                            -------------------------------------     -----------------------
     TOTAL ASSETS AT END OF PERIOD                          $ 107,971     $ 109,130     $ 102,861     $ 133,569     $ 129,214
                                                            =====================================     =======================

  PROPRIETARY MUTUAL FUND ASSETS (included above)           $  14,851     $  15,832     $  15,187     $  16,014     $  16,256

ASSETS UNDER ADMINISTRATION REPRESENTED BY:

  Type of investment:
     Money market and other                                 $  15,828     $  15,761     $  15,144     $  16,359     $  18,857
     Equity                                                    49,885        50,676        45,391        53,997        50,138
     Fixed income                                              42,258        42,693        42,326        63,213        60,219
                                                            -------------------------------------     -----------------------
        TOTAL                                               $ 107,971     $ 109,130     $ 102,861     $ 133,569     $ 129,214
                                                            =====================================     =======================

  Type of business:
     Investment management and personal trust               $  47,716     $  48,866     $  46,246     $  46,994     $  46,453
     Corporate trust                                           20,653        19,459        19,065        47,746        44,432
     Retirement plan services                                  16,703        17,514        15,826        16,487        15,640
     Charitable and endowment                                  11,710        11,864        11,030        11,741        11,995
     Other                                                     11,189        11,427        10,694        10,601        10,694
                                                            -------------------------------------     -----------------------
         TOTAL                                              $ 107,971     $ 109,130     $ 102,861     $ 133,569     $ 129,214
                                                            =====================================     =======================

PERCENTAGE OF ASSETS UNDER ADMINISTRATION REPRESENTED BY:

  Type of investment:
     Money market and other                                        15%           15%           15%           13%           14%
     Equity                                                        46%           46%           44%           40%           39%
     Fixed income                                                  39%           39%           41%           47%           47%

  Type of business:
     Investment management and personal trust                      44%           45%           45%           35%           36%
     Corporate trust                                               19%           18%           19%           36%           35%
     Retirement plan services                                      16%           16%           15%           12%           12%
     Charitable and endowment                                      11%           11%           11%            9%            9%
     Other                                                         10%           10%           10%            8%            8%


                                                                                                                NINE MONTHS ENDED
                                                                     2002                     2001                SEPTEMBER 30,
                                                           -----------------------  -----------------------  ----------------------
                                                            2ND QTR      1ST QTR     4TH QTR      3RD QTR       2003         2002
                                                           ----------   ----------  ----------   ----------  ----------   ---------
ASSETS UNDER ADMINISTRATION

  Managed assets:
     Value at beginning of period                          $  64,945    $  65,000   $  61,207    $  63,708   $  57,571    $  65,000
     Estimated change due to market impact                    (3,455)         345       2,768       (2,759)      3,680       (6,450)
     Other activity, net                                        (426)        (400)      1,025          258      (2,917)      (1,575)
                                                           ----------------------   ----------------------   ----------------------
     Value at end of period                                   61,064       64,945      65,000       61,207      58,334       56,975
                                                           ----------------------   ----------------------   ----------------------

  Non-managed assets:
     Value at beginning of period                             82,981       82,210      78,193       82,362      75,998       82,210
     Estimated change due to market impact                    (3,993)       1,093       3,947       (4,135)      1,717       (9,981)
     Other activity, net                                         568         (322)         70          (34)    (28,078)          10
                                                           ----------------------   ----------------------   ----------------------
     Value at end of period                                   79,556       82,981      82,210       78,193      49,637       72,239
                                                           ----------------------   ----------------------   ----------------------
     TOTAL ASSETS AT END OF PERIOD                         $ 140,620    $ 147,926   $ 147,210    $ 139,400   $ 107,971    $ 129,214
                                                           ======================   ======================   ======================

  PROPRIETARY MUTUAL FUND ASSETS (included above)          $  17,319    $  17,444   $  18,331    $  16,216

ASSETS UNDER ADMINISTRATION REPRESENTED BY:

  Type of investment:
     Money market and other                                $  19,507    $  19,854   $  20,327    $  18,626
     Equity                                                   58,674       65,796      65,268       60,121
     Fixed income                                             62,439       62,276      61,615       60,653
                                                           ----------------------   ----------------------
        TOTAL                                              $ 140,620    $ 147,926   $ 147,210    $ 139,400
                                                           ======================   ======================

  Type of business:
     Investment management and personal trust              $  50,169    $  53,115   $  53,269    $  50,217
     Corporate trust                                          48,592       49,365      47,772       45,323
     Retirement plan services                                 17,248       18,936      19,773       19,086
     Charitable and endowment                                 12,764       13,735      13,788       13,195
     Other                                                    11,847       12,775      12,608       11,579
                                                           ----------------------   ----------------------
         TOTAL                                             $ 140,620    $ 147,926   $ 147,210    $ 139,400
                                                           ======================   ======================

PERCENTAGE OF ASSETS UNDER ADMINISTRATION REPRESENTED BY:

  Type of investment:
     Money market and other                                       14%          14%         14%          13%
     Equity                                                       42%          44%         44%          43%
     Fixed income                                                 44%          42%         42%          44%

  Type of business:
     Investment management and personal trust                     36%          36%         36%          36%
     Corporate trust                                              35%          33%         33%          33%
     Retirement plan services                                     12%          13%         13%          14%
     Charitable and endowment                                      9%           9%          9%           9%
     Other                                                         8%           9%          9%           8%

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                          MORTGAGE BANKING STATISTICS
                                ($ IN MILLIONS)

                                                                            2003                               2002
                                                                ---------------------------   -------------------------------------
                                                                3RD QTR   2ND QTR   1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                                                ---------------------------   -------------------------------------
REVENUE COMPONENTS

Servicing:
    Net servicing fees                                          $    95   $    92   $   120   $    89   $    97   $    94   $    88
    Amortization of mortgage servicing assets (MSRs)               (190)     (137)     (148)     (138)     (111)      (78)      (69)
    MSR SFAS 140 impairment (charge) recovery                       115       (74)       87        10       (47)      (87)       13
    MSR SFAS 133 hedge and other derivative gains (losses):
        Gains (losses) on MSRs hedged under SFAS 133                (54)     (122)       (6)     (128)     (348)     (332)       (6)
        Gains (losses) on derivatives in SFAS 133
            relationships                                           (37)      143        23       168       480       435        31
        Gains (losses) on other derivatives used to
            economically hedge MSRs                                   6       164        59        18        16        10        (1)
                                                                ---------------------------   -------------------------------------
       Net servicing revenue                                        (65)       66       135        19        87        42        56
National City Mortgage Co. (NCMC) origination and sales
    revenue                                                           1       322       190       118        64       163       125
                                                                ---------------------------   -------------------------------------
    Total NCMC revenue                                              (64)      388       325       137       151       205       181
First Franklin origination and sales revenue                         95        88        69        69        27        43        14
                                                                ---------------------------   -------------------------------------
   TOTAL MORTGAGE BANKING REVENUE                               $    31   $   476   $   394   $   206   $   178   $   248   $   195
                                                                ===========================   =====================================

ECONOMIC MSR PERFORMANCE

Net servicing fees                                              $    95   $    92   $   120   $    89   $    97   $    94   $    88
Amortization of MSRs                                               (190)     (137)     (148)     (138)     (111)      (78)      (69)

Recognized change in fair value of MSRs:
    SFAS 133 gains (losses)                                         (54)     (122)       (6)     (128)     (348)     (332)       (6)
    SFAS 140 impairment (charge) recovery                           115       (74)       87        10       (47)      (87)       13
Change in MSR fair value not recognized(1)                           98         -         -         -         -         -         -
                                                                ---------------------------   -------------------------------------
     Total change in fair value of MSRs                         $   159  ($   196)  $    81  ($   118) ($   395) ($   419)  $     7
                                                                ===========================   =====================================

Recognized change in fair value of derivatives:
    Derivatives included in SFAS 133 relationship                   (37)      143        23       168       480       435        31
    Other derivatives used to economically hedge MSRs                 6       164        59        18        16        10        (1)
                                                                ---------------------------   -------------------------------------
     Total change in fair value of derivatives                      (31)      307        82       186       496       445        30
                                                                ---------------------------   -------------------------------------
     NET ECONOMIC MSR PERFORMANCE                               $    33   $    66   $   135   $    19   $    87   $    42   $    56
                                                                ===========================   =====================================

MORTGAGE SERVICING ASSETS

Carrying value at beginning of period                           $   856   $ 1,109   $   999   $ 1,084   $ 1,414   $ 1,623   $ 1,408
Additions                                                           441       258       266       184       143       206       295
Amortization                                                       (190)     (137)     (148)     (138)     (111)      (78)      (69)
SFAS 133 hedge basis adjustments                                    (54)     (122)       (6)     (128)     (348)     (332)       (6)
Application of valuation allowance to directly write-down
    servicing assets                                                  -      (247)        -         -         -         -         -
Sales                                                                (3)       (5)       (2)       (3)      (14)       (5)       (5)
                                                                ---------------------------   -------------------------------------
CARRYING VALUE BEFORE VALUATION ALLOWANCE AT END OF PERIOD      $ 1,050   $   856   $ 1,109   $   999   $ 1,084   $ 1,414   $ 1,623
                                                                ===========================   =====================================

VALUATION ALLOWANCE
  Balance at beginning of period                               ($   123) ($   296) ($   383) ($   393) ($   346) ($   259) ($   272)
  Impairment (charges) recoveries                                   115       (74)       87        10       (47)      (87)       13
  Application of valuation allowance to directly write-down
    servicing assets                                                  -       247         -         -         -         -         -
                                                                ---------------------------   -------------------------------------
 BALANCE AT END OF PERIOD                                      ($     8) ($   123) ($   296)  ($  383)  ($  393) ($   346) ($  259)
                                                                ===========================   =====================================

NET CARRYING VALUE OF MORTGAGE SERVICING ASSETS
  AT END OF PERIOD                                              $ 1,042   $   733   $   813   $   616   $   691   $ 1,068   $ 1,364
                                                                ===========================   =====================================
FAIR VALUE AT END OF PERIOD                                     $ 1,140   $   733   $   813   $   616   $   691   $ 1,068   $ 1,364
                                                                ===========================   =====================================

RATIO OF CARRYING VALUE OF MSRs TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                         .81%      .61%      .72%      .60%      .70%     1.13%     1.60%

Ratio of fair value of MSRs to
  total mortgage loans serviced
  for third parties                                                 .88%      .61%      .72%      .60%      .70%     1.13%     1.60%

                                                                                     NINE MONTHS ENDED
                                                                        2001            SEPTEMBER 30,
                                                                 -----------------   -----------------
                                                                 4TH QTR   3RD QTR    2003       2002
                                                                 -----------------   -----------------
REVENUE COMPONENTS

Servicing:
    Net servicing fees                                           $    80   $    70   $   307   $   279
    Amortization of mortgage servicing assets (MSRs)                 (62)      (50)     (475)     (258)
    MSR SFAS 140 impairment (charge) recovery                        (37)      (33)      128      (121)
    MSR SFAS 133 hedge and other derivative gains (losses):
        Gains (losses) on MSRs hedged under SFAS 133                 240      (279)     (182)     (686)
        Gains (losses) on derivatives in SFAS 133
            relationships                                           (161)      322       129       946
        Gains (losses) on other derivatives used to
            economically hedge MSRs                                  (19)        9       229        25
                                                                 -----------------   -----------------
       Net servicing revenue                                          41        39       136       185
National City Mortgage Co. (NCMC) origination and sales
    revenue                                                           93        84       513       352
                                                                 -----------------   -----------------
    Total NCMC revenue                                               134       123       649       537
First Franklin origination and sales revenue                          26         3       252        84
                                                                 -----------------   -----------------
   TOTAL MORTGAGE BANKING REVENUE                                $   160   $   126   $   901   $   621
                                                                 =================   =================

ECONOMIC MSR PERFORMANCE

Net servicing fees                                               $    80   $    70   $   307   $   279
Amortization of MSRs                                                 (62)      (50)     (475)     (258)

Recognized change in fair value of MSRs:
    SFAS 133 gains (losses)                                          240      (279)     (182)     (686)
    SFAS 140 impairment (charge) recovery                            (37)      (33)      128      (121)
Change in MSR fair value not recognized(1)                             -         -        98         -
                                                                 -----------------   -----------------
     Total change in fair value of MSRs                          $   203  ($   312)  $    44  ($   807)
                                                                 =================   =================

Recognized change in fair value of derivatives:
    Derivatives included in SFAS 133 relationship                   (161)      322       129       946
    Other derivatives used to economically hedge MSRs                (19)        9       229        25
                                                                 -----------------   -----------------
     Total change in fair value of derivatives                      (180)      331       358       971
                                                                 -----------------   -----------------
     NET ECONOMIC MSR PERFORMANCE                                $    41   $    39   $   234   $   185
                                                                 =================   =================

MORTGAGE SERVICING ASSETS

Carrying value at beginning of period                            $ 1,053   $ 1,209   $   999   $ 1,408
Additions                                                            179       175       965       644
Amortization                                                         (62)      (50)     (475)     (258)
SFAS 133 hedge basis adjustments                                     240      (279)     (182)     (686)
Application of valuation allowance to directly write-down
    servicing assets                                                   -         -      (247)        -
Sales                                                                 (2)       (2)      (10)      (24)
                                                                 -----------------   -----------------
CARRYING VALUE BEFORE VALUATION ALLOWANCE AT END OF PERIOD       $ 1,408   $ 1,053   $ 1,050   $ 1,084
                                                                 =================   =================

VALUATION ALLOWANCE

  Balance at beginning of period                                ($   235) ($   202) ($   383) ($   272)
  Impairment (charges) recoveries                                    (37)      (33)      128      (121)
  Application of valuation allowance to directly write-down
    servicing assets                                                   -         -       247         -
                                                                 -----------------   -----------------
 BALANCE AT END OF PERIOD                                       ($   272) ($   235) ($     8) ($   393)
                                                                 =================   =================

NET CARRYING VALUE OF MORTGAGE SERVICING ASSETS
  AT END OF PERIOD                                               $ 1,136   $   818   $ 1,042   $   691
                                                                 =================   =================
FAIR VALUE AT END OF PERIOD                                      $ 1,136   $   818   $ 1,140   $   691
                                                                 =================   =================

RATIO OF CARRYING VALUE OF MSRs TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                         1.54%     1.17%


Ratio of fair value of MSRs to
  total mortgage loans serviced
  for third parties                                                 1.54%     1.17%

(1) Represents increase in the fair value of certain MSRs accounted for under SFAS 140 that could not be written up above their cost basis (original cost basis less accumulated amortization and SFAS 133 hedge basis adjustments)

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                     MORTGAGE BANKING STATISTICS (CONTINUED)
                                 ($ IN MILLIONS)

                                                                                 2003                        2002
                                                                    ------------------------------   --------------------
                                                                     3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR
                                                                    ------------------------------   --------------------
APPLICATION DATA(1)

National City Mortgage Co. (NCMC)                                   $ 31,104   $ 57,849   $ 45,073   $ 38,985   $ 42,432
First Franklin                                                        10,935      8,262      6,763      6,862      6,055
                                                                    ------------------------------   --------------------
   TOTAL APPLICATIONS                                               $ 42,039   $ 66,111   $ 51,836   $ 45,847   $ 48,487
                                                                    ==============================   ====================
PERCENTAGE OF NCMC APPLICATIONS
   REPRESENTED BY:
       Refinances                                                         57%        75%        76%        75%        73%
       Government loans                                                   18%        15%        16%        16%        16%
       Adjustable-rate loans                                              11%         9%         6%         6%         8%

PRODUCTION DATA

NCMC:
     Retail                                                         $ 14,990   $ 14,495   $ 10,606   $ 13,657   $  9,632
     Wholesale                                                        16,283     18,358     13,694     15,673     11,983
                                                                    ------------------------------   --------------------
     Total NCMC                                                       31,273     32,853     24,300     29,330     21,615
First Franklin                                                         2,801      2,396      1,732      1,963      1,333
                                                                    ------------------------------   --------------------
   TOTAL LOANS ORIGINATED FOR SALE                                  $ 34,074   $ 35,249   $ 26,032   $ 31,293   $ 22,948
                                                                    ==============================   ====================

PERCENTAGE OF NCMC ORIGINATIONS
   REPRESENTED BY:
       Refinances                                                         71%        75%        76%        77%        64%
       Government loans                                                   15%        15%        16%        14%        17%
       Adjustable-rate loans                                               8%         6%         6%         6%        10%

NATIONAL ORIGINATOR RANKING(2)                                                        7          8          7          7

GEOGRAPHIC MIX OF ORIGINATIONS:
  Top five states and their percentage to total NCMC originations:
        California                                                        19%        21%        19%        19%        20%
        Maryland                                                           8%         8%         8%         8%         8%
        Virginia                                                           8%         8%         7%         7%         7%
        Illinois                                                           6%         6%         6%         6%         6%
        Texas                                                              6%         6%         6%         6%         5%
        Ohio                                                               -          -          -          -          -
        Arizona                                                            -          -          -          -          -

LOAN SALES

NCMC                                                                $ 33,462   $ 27,277   $ 25,611   $ 20,253   $ 14,921
First Franklin                                                         2,543      2,164      1,851      1,810        867
                                                                    ------------------------------   --------------------
   TOTAL MORTGAGE LOAN SALES                                        $ 36,005   $ 29,441   $ 27,462   $ 22,063   $ 15,788
                                                                    ==============================   ====================

MEMO:
Total First Franklin loan originations                              $  6,051   $  4,396   $  3,488   $  3,606   $  2,706


                                                                                                                  NINE MONTHS ENDED
                                                                            2002                  2001              SEPTEMBER 30,
                                                                    -------------------   -------------------   -------------------
                                                                     2ND QTR    1ST QTR    4TH QTR    3RD QTR      2003      2002
                                                                    -------------------   -------------------   -------------------

APPLICATION DATA(1)

National City Mortgage Co. (NCMC)                                   $ 23,387   $ 21,401   $ 30,094   $ 20,454   $134,026   $ 87,220
First Franklin                                                         6,358      5,124      4,553      4,541     25,960     17,537
                                                                    -------------------   -------------------   -------------------
   TOTAL APPLICATIONS                                               $ 29,745   $ 26,525   $ 34,647   $ 24,995   $159,986   $104,757
                                                                    ===================   ===================   ===================

PERCENTAGE OF NCMC APPLICATIONS
   REPRESENTED BY:
       Refinances                                                         48%        52%        71%        54%        71%        61%
       Government loans                                                   20%        20%        11%        14%        16%        18%
       Adjustable-rate loans                                              10%         8%         7%         5%         8%         9%

PRODUCTION DATA

NCMC:
     Retail                                                         $  6,257   $  6,249   $  9,736   $  6,348   $ 40,091   $ 22,138
     Wholesale                                                         7,348      8,140     10,592      6,508     48,335     27,471
                                                                    -------------------   -------------------   -------------------
     Total NCMC                                                       13,605     14,389     20,328     12,856     88,426     49,609
First Franklin                                                         1,248        626        466        803      6,929      3,207
                                                                    -------------------   -------------------   -------------------
   TOTAL LOANS ORIGINATED FOR SALE                                  $ 14,853   $ 15,015   $ 20,794   $ 13,659   $ 95,355   $ 52,816
                                                                    ===================   ===================   ===================

PERCENTAGE OF NCMC ORIGINATIONS
   REPRESENTED BY:
       Refinances                                                         46%        62%        70%        49%        74%        58%
       Government loans                                                   22%        18%        17%        23%        15%        19%
       Adjustable-rate loans                                              11%         8%         7%         8%         6%        10%

NATIONAL ORIGINATOR RANKING(2)                                             7          7          7          8

GEOGRAPHIC MIX OF ORIGINATIONS:
  Top five states and their percentage to total NCMC originations:
        California                                                        22%        23%        18%        22%        20%        21%
        Maryland                                                           6%         6%         7%         6%         8%         7%
        Virginia                                                           7%         6%         7%         6%         8%         7%
        Illinois                                                           6%         6%         7%         6%         6%         6%
        Texas                                                              5%         -          -          -          6%         5%
        Ohio                                                               -          5%         6%         6%         -          -
        Arizona                                                            -          -          -          -          -          -

LOAN SALES

NCMC                                                                $ 15,390   $ 16,989   $ 12,152   $ 12,378   $ 86,350   $ 47,300
First Franklin                                                         1,247        635        890        225      6,558      2,749
                                                                    -------------------   -------------------   -------------------
   TOTAL MORTGAGE LOAN SALES                                        $ 16,637   $ 17,624   $ 13,042   $ 12,603   $ 92,908   $ 50,049
                                                                    ===================   ===================   ===================

MEMO:
Total First Franklin loan originations                              $  2,396   $  2,009   $  1,848   $  1,900   $ 13,935   $  7,111

(1) Represents applications for both loans originated for sale and to be held in portfolio

(2) Source: Inside Mortgage Finance. Represents rank of the Corporation's mortgage banking subsidiary, National City Mortgage Co. The current quarter ranking is not yet available.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                     MORTGAGE BANKING STATISTICS (CONTINUED)
                                 ($ IN MILLIONS)

                                                                 2003                                   2002
                                                    -------------------------------  ------------------------------------------
                                                     3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                    -------------------------------  ------------------------------------------
SERVICING DATA

Servicing portfolio (UPB):
   Conventional                                     $ 80,160   $ 74,842   $ 67,549   $ 61,044   $ 60,013   $ 58,132   $ 52,403
   Government                                         24,323     23,760     23,405     22,060     22,163     21,386     20,302
   Jumbo and other                                    24,644     21,292     21,404     18,754     16,263     15,032     12,501
                                                    -------------------------------  ------------------------------------------
  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES   $129,127   $119,894   $112,358   $101,858   $ 98,439   $ 94,550   $ 85,206
                                                    ===============================  ==========================================

NATIONAL SERVICER RANKING(1)                                          9          9          8         10         11         11
GEOGRAPHIC MIX OF MORTGAGE LOANS SERVICED FOR
  THIRD PARTIES(2):
     Top five states and their percentage to total
       mortgage loans serviced for third parties
          California                                      15%        14%        14%        14%        14%        14%        13%
          Virginia                                         7%         6%         6%         6%         6%         6%         6%
          Maryland                                         7%         6%         6%         6%         6%         6%         6%
          Texas                                            7%         6%         6%         -          -          -          -
          Ohio                                             6%         6%         7%         7%         8%         8%         8%
          Illinois                                         -          -          -          6%         6%         6%         6%
          Pennsylvania                                     -          -          -          -          -          -          -

SERVICING PORTFOLIO METRICS:
   Conventional:
       Number of loans                               621,695    589,048    554,707    526,037    522,293    512,385    473,163
       Average loan size                            $128,938   $127,056   $121,774   $116,045   $114,903   $113,454   $110,750
       Weighted-average note rate                       6.04%      6.31%      6.55%      6.76%      6.92%      6.98%      7.03%
       Weighted-average servicing fee                 30 bps     31 bps     32 bps     32 bps     32 bps     33 bps     33 bps
       Weighted-average age in months                     15         17         18         21         22         22         23
       Default rate(3)                                  2.70%      2.81%      2.97%      3.26%      2.74%      2.49%      2.62%

   Government:
       Number of loans                               220,860    219,551    219,824    210,550    213,870    209,824    203,677
       Average loan size                            $110,128   $108,221   $106,469   $104,771   $103,628   $101,923   $ 99,678
       Weighted-average note rate                       6.29%      6.50%      6.70%      6.88%      7.06%      7.17%      7.27%
       Weighted-average servicing fee                 47 bps     48 bps     48 bps     49 bps     49 bps     49 bps     50 bps
       Weighted-average age in months                     18         20         21         22         22         23         23
       Default rate(3)                                  7.46%      7.06%      6.91%      8.92%      8.04%      8.58%      9.78%

   Jumbo and other:
       Number of loans                               106,234     99,370     96,619     81,825     73,970     68,626     58,028
       Average loan size                            $231,977   $214,270   $221,530   $229,194   $219,863   $219,038   $215,428
       Weighted-average note rate                       6.09%      6.37%      6.55%      6.74%      7.03%      7.15%      7.24%
       Weighted-average servicing fee                 28 bps     27 bps     27 bps     27 bps     26 bps     28 bps     27 bps
       Weighted-average age in months                     10         11         11         12         14         15         16
       Default rate(3)                                  5.49%      6.30%      7.38%      7.70%      7.31%      9.16%      8.42%

    Total portfolio:
       Number of loans                               948,789    907,969    871,150    818,412    810,133    790,835    734,868
       Average loan size                            $136,097   $132,046   $128,977   $124,458   $121,510   $119,557   $115,947
       Weighted-average note rate                       6.09%      6.36%      6.58%      6.78%      6.97%      7.05%      7.12%
       Weighted-average servicing fee                 33 bps     34 bps     34 bps     35 bps     35 bps     36 bps     36 bps
       Weighted-average age in months                     15         16         18         19         21         21         22
       Default rate(3)                                  4.13%      4.29%      4.64%      5.29%      4.69%      4.91%      5.17%

                                                            2001
                                                    --------------------
                                                     4TH QTR    3RD QTR
                                                    --------------------
SERVICING DATA

Servicing portfolio (UPB):
   Conventional                                     $ 44,489
   Government                                         19,057
   Jumbo and other                                    10,384
                                                    --------------------
  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES   $ 73,930   $ 70,148
                                                    ====================
NATIONAL SERVICER RANKING(1)                              12         12

GEOGRAPHIC MIX OF MORTGAGE LOANS SERVICED FOR
  THIRD PARTIES(2):
     Top five states and their percentage to total
       mortgage loans serviced for third parties
          California                                      12%        11%
          Virginia                                         6%         6%
          Maryland                                         -          -
          Texas                                            -          -
          Ohio                                             9%         9%
          Illinois                                         6%         6%
          Pennsylvania                                     6%         7%

SERVICING PORTFOLIO METRICS:
   Conventional:
       Number of loans                               427,923
       Average loan size                            $103,965
       Weighted-average note rate                       7.20%
       Weighted-average servicing fee                 33 bps
       Weighted-average age in months                     26
       Default rate(3)                                  3.10%

   Government:
       Number of loans                               195,888
       Average loan size                            $ 97,283
       Weighted-average note rate                       7.42%
       Weighted-average servicing fee                 51 bps
       Weighted-average age in months                     24
       Default rate(3)                                 12.06%

   Jumbo and other:
       Number of loans                                51,859
       Average loan size                            $200,228
       Weighted-average note rate                       7.46%
       Weighted-average servicing fee                 27 bps
       Weighted-average age in months                     18
       Default rate(3)                                  8.85%

    Total portfolio:
       Number of loans                               675,670
       Average loan size                            $109,417
       Weighted-average note rate                       7.29%
       Weighted-average servicing fee                 36 bps
       Weighted-average age in months                     24
       Default rate(3)                                  6.20%

(1) Source: Inside Mortgage Finance. Represents rank of the Corporation's mortgage banking subsidiary, National City Mortgage Co. The current quarter ranking is not yet available.

(2)  Based upon period-end UPB of mortgage loans serviced for third parties

(3)  Mortgage loans greater than 30 days past due

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
          FIRST FRANKLIN LOAN ORIGINATION AND PORTFOLIO STATISTICS(1)
                                ($ IN MILLIONS)

                                                                     2003                                   2002
                                                        -------------------------------  ------------------------------------------
                                                         3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                        -------------------------------  ------------------------------------------
PRODUCTION DATA

ORIGINATIONS:
  Total First Franklin originations                     $  6,051   $  4,396   $  3,488   $  3,606   $  2,706   $  2,396   $  2,009
  Weighted-average note rate                                6.86%      7.14%      7.36%      7.42%      8.00%      8.37%      8.40%
  Weighted-average credit score(2)                           660        657        657        658        659        663        663

SALES:
  Total sales of First Franklin loans to third parties  $  2,543   $  2,164   $  1,851   $  1,810   $    867   $  1,247   $    635
  Net gains on sales of First Franklin loans to third
     parties                                                  95         88         69         69         27         43         14

PORTFOLIO STATISTICS(3)

Period-end portfolio balance                            $ 13,183   $ 11,496   $ 10,434   $  9,370   $  8,733   $  7,472   $  6,773
Weighted-average note rate                                  7.43%      7.70%      7.81%      8.03%      8.29%      8.58%      8.79%
Weighted-average loan size                              $124,772   $126,390   $136,113   $138,902   $137,913   $135,506   $133,414
Weighted-average credit score(2)(4)                          648        645        645        646        644        642        637
First-lien weighted-average loan-to-value ratio(5)         77.82%     78.56%     79.83%     78.83%     78.89%     77.73%     77.62%

BY LOAN PURPOSE:
  Purchase                                                    69%        69%        69%        71%        72%        71%        71%
  Cash out refinancing                                        24%        24%        24%        23%        22%        23%        23%
  Rate and term refinancing                                    7%         7%         7%         6%         6%         6%         6%

PERCENTAGE OF FIRST FRANKLIN PORTFOLIO LOANS
   REPRESENTED BY:
  Owner occupied                                              97%        97%        97%        97%        97%        97%        97%
  Adjustable-rate loans                                       65%        67%        72%        74%        77%        77%        80%
  Second lien(6)                                               8%         6%         2%         1%         1%         2%         2%

GEOGRAPHIC MIX - TOP FIVE STATES
  California                                                  46%        46%        47%        48%        49%        49%        49%
  Florida                                                      6%         6%         6%         6%         6%         6%         6%
  Oregon                                                       4%         4%         4%         4%         4%         4%         4%
  Washington                                                   4%         4%         3%         3%         3%         -          -
  Ohio                                                         3%         4%         4%         4%         4%         4%         4%
  Illinois                                                     -          -          -          -          -          3%         3%
  Michigan                                                     -          -          -          -          -          -          -

NET CHARGE-OFFS                                         $      5   $      5   $      6   $      5   $      4   $      4   $      6

NET CHARGE-OFFS AS A PERCENTAGE OF AVERAGE
  PORTFOLIO LOANS                                            .17%       .18%       .24%       .22%       .19%       .23%       .39%

NONPERFORMING ASSETS:
  Nonperforming loans                                   $     49   $     47   $     44   $     44   $     46   $     47   $     47
  Other real estate owned                                     34         31         34         34         30         24         17
                                                        ------------------------------   -----------------------------------------
     Total                                              $     83   $     78   $     78   $     78   $     76   $     71   $     64
                                                        ==============================   =========================================

Loans 90+ days past due                                 $    259   $    237   $    233   $    228   $    216   $    198   $    179

NONPERFORMING ASSETS TO TOTAL FIRST FRANKLIN
  PORTFOLIO LOANS AND OTHER REAL ESTATE OWNED                .63%       .67%       .75%       .83%       .87%       .95%       .94%


                                                                                NINE MONTHS ENDED
                                                                2001              SEPTEMBER 30,
                                                        --------------------  --------------------
                                                         4TH QTR    3RD QTR     2003       2002
                                                        --------------------  --------------------
PRODUCTION DATA
ORIGINATIONS:
  Total First Franklin originations                     $  1,848   $  1,900     13,935   $  7,111
  Weighted-average note rate                                8.47%      8.92%      7.07%      8.24%
  Weighted-average credit score(2)                           666        664        657        661

SALES:
  Total sales of First Franklin loans to third parties  $    890   $    225   $  6,558   $  2,749
  Net gains on sales of First Franklin loans to third
     parties                                                  26          3        252         84

PORTFOLIO STATISTICS(3)

Period-end portfolio balance                            $  5,690   $  5,006
Weighted-average note rate                                  9.24%      9.50%
Weighted-average loan size                              $127,288   $127,758
Weighted-average credit score(2)(4)                          638        621
First-lien weighted-average loan-to-value ratio(5)         78.12%     78.22%

BY LOAN PURPOSE:
  Purchase                                                    71%        71%
  Cash out refinancing                                        23%        23%
  Rate and term refinancing                                    6%         6%

PERCENTAGE OF FIRST FRANKLIN PORTFOLIO LOANS
   REPRESENTED BY:
  Owner occupied                                              98%        98%
  Adjustable-rate loans                                       79%        84%
  Second lien(6)                                               3%         1%

GEOGRAPHIC MIX - TOP FIVE STATES
  California                                                  48%        46%
  Florida                                                      6%         6%
  Oregon                                                       4%         4%
  Washington                                                   -          -
  Ohio                                                         4%         4%
  Illinois                                                     4%         4%
  Michigan                                                     -          -

NET CHARGE-OFFS                                         $      7   $      2   $     16   $     14

NET CHARGE-OFFS AS A PERCENTAGE OF AVERAGE
  PORTFOLIO LOANS                                            .53%       .18%       .19%       .25%

NONPERFORMING ASSETS:
  Nonperforming loans                                   $     35   $     16
  Other real estate owned                                     17          9
                                                        -------------------
     Total                                              $     52   $     25
                                                        ===================

Loans 90+ days past due                                 $    155   $    142

NONPERFORMING ASSETS TO TOTAL FIRST FRANKLIN
  PORTFOLIO LOANS AND OTHER REAL ESTATE OWNED                .91%       .50%


(1) First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.

(3) Represents statistics on First Franklin loans retained in the residential real estate portfolio.

(4) Based upon current FICO(R) score for borrowers. FICO(R) scores are updated quarterly.

(5) Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(6) Second lien positions are fully insured by third-party mortgage insurance providers up to 10% of the insured loan pool balance. Second lien positions are not included in the loan-to-value calculations.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                        HOME EQUITY PORTFOLIO STATISTICS
                                 ($ in millions)

                                                                          2003                  2002
                                                             ------------------------------   --------
                                                             3RD QTR    2ND QTR    1ST QTR    4TH QTR
                                                             ------------------------------   --------
HOME EQUITY LINES OF CREDIT (HELOC)

PERIOD-END BALANCES BY LINE OF BUSINESS:
  Wholesale Banking                                          $     1    $     1    $     1    $     1
  Consumer and Small Business Financial Services               5,514      5,339      5,166      5,259
  National Consumer Finance - National Home Equity             3,951      3,209      2,678      2,268
  Asset Management                                               605        575        548        534
                                                             ------------------------------   --------
TOTAL HELOCS(1)                                              $10,071    $ 9,124    $ 8,393    $ 8,062
                                                             ==============================   ========

STATISTICS BY LINE OF BUSINESS FOR SIGNIFICANT PORTFOLIOS:
  Consumer and Small Business Financial Services
     Weighted-average credit score(2)(3)                         723        722        722        720
     Weighted-average cumulative loan-to-value ratio(4)        74.29%     74.74%     75.25%     75.62%
     Utilization rate                                             28%        29%        30%        31%
     Net charge-offs                                         $     3    $     3    $     4    $     4
     Loans 90 days past due                                        7          6          6          7

  National Consumer Finance - National Home Equity
     Weighted-average credit score(2)(3)                         721        721        723        720
     Weighted-average cumulative loan-to-value ratio(4)        85.07%     84.87%     85.02%     85.03%
     Utilization rate                                             40%        41%        43%        45%
     Net charge-offs                                         $     1    $     1          -          -
     Loans 90 days past due                                        -          1          1          -

HOME EQUITY INSTALLMENT LOANS (HELOAN)(5)(6)

PERIOD-END BALANCES BY LINE OF BUSINESS:
  Wholesale Banking                                          $     5    $     6    $     7    $     8
  Consumer and Small Business Financial Services               3,452      2,768      2,382      2,303
  National Consumer Finance - National Home Equity             1,160      1,055        975        935
  Asset Management                                                92         96        104        105
                                                             -----------------------------    -------
TOTAL HELOANS(1)                                             $ 4,709    $ 3,925    $ 3,468    $ 3,351
                                                             =============================    =======

STATISTICS BY LINE OF BUSINESS FOR SIGNIFICANT PORTFOLIOS:
  Consumer and Small Business Financial Services
     Weighted-average credit score(2)(3)                         714        714        708        706
     Weighted-average cumulative loan-to-value ratio(4)        70.26%     70.11%     69.97%     70.61%
     Net charge-offs                                         $     4    $     5    $     4    $     4
     Loans 90 days past due                                        4          5          4          3

  National Consumer Finance  - National Home Equity
     Weighted-average credit score(2)(3)                         719        720        721        721
     Weighted-average cumulative loan-to-value ratio(4)        91.69%     92.09%     92.62%     93.27%
     Net charge-offs                                         $     1    $     1    $     1          -
     Loans 90 days past due                                        1          1          1          -

(1) Excludes balances from First Franklin and loans originated by the former Altegra unit. First Franklin portfolio balances and statistics are included in the First Franklin Loan Origination and Portfolio Statistics section on page 25. The remaining Altegra loans continue to run-off and/or are in the process of being sold.

(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.

(3) Based upon current FICO(R) score for borrowers. FICO(R) scores are updated quarterly.

(4) Based upon period-end first-lien and second-lien mortgage loan balances divided by the most recent obtained value of the underlying mortgaged property.

(5) Represents installment loans collateralized by real estate whereby National City has a first or second lien position.

(6) HELOANs are included in the real estate residential portfolio on the consolidated balance sheet. Prior to December 31, 2002, HELOANs were included in the other consumer portfolio on the consolidated balance sheet.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                                    2003                                   2002
                                                 -------------------------------------------   -----------------------------
                                                    3RD QTR       2ND QTR         1ST QTR         4TH QTR         3RD QTR
                                                 -------------------------------------------   -----------------------------
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES

Net interest income (TE)                         $   497,664    $   489,227     $   484,519     $   496,275     $   493,576
Provision for loan losses                             73,408         73,761          70,465          79,937          63,656
                                                 -------------------------------------------   ----------------------------
Net interest income after provision                  424,256        415,466         414,054         416,338         429,920
Noninterest income                                   184,559        185,311         166,639         170,451         167,710
Noninterest expense                                  337,595        329,932         353,141         327,698         323,531
                                                 -------------------------------------------   ----------------------------
Income before taxes                                  271,220        270,845         227,552         259,091         274,099
Income tax expense and TE adjustment                 102,521        102,379          86,015          97,936         103,610
                                                 -------------------------------------------   ----------------------------
Net income                                       $   168,699    $   168,466     $   141,537     $   161,155     $   170,489
                                                 ===========================================   ============================

UNUSUAL ITEMS (PRETAX)
Auto lease residual recovery (charge)            $     9,574              -    ($    25,255)              -               -
                                                 -------------------------------------------   ----------------------------
Total                                            $     9,574              -    ($    25,255)              -               -
                                                 ===========================================   ============================

UNUSUAL ITEMS (AFTER TAX)
Auto lease residual recovery (charge)            $     6,223              -    ($    16,416)              -               -
                                                 -------------------------------------------   ----------------------------
Total                                            $     6,223              -    ($    16,416)              -               -
                                                 ===========================================   ============================

Average assets (in millions)                     $    26,440    $    25,737     $    25,819     $    25,189     $    24,382
Average equity (in millions)                           2,381          2,328           2,279           2,258           2,211
Return on average assets                                2.53%          2.63%           2.22%           2.54%           2.77%
Return on average equity                               28.10          29.03           25.19           28.32           30.59
Efficiency ratio                                       49.48          48.91           54.23           49.15           48.92

WHOLESALE BANKING

Net interest income (TE)                         $   260,809    $   258,776     $   253,086     $   254,325     $   252,683
Provision for loan losses                             39,823        104,339         115,729         125,021          73,905
                                                 -------------------------------------------   ----------------------------
Net interest income after provision                  220,986        154,437         137,357         129,304         178,778
Noninterest income                                   100,000         59,406          85,704          76,596          50,713
Noninterest expense                                  120,857        119,834         136,574         133,488         122,317
                                                 -------------------------------------------   ----------------------------
Income before taxes                                  200,129         94,009          86,487          72,412         107,174
Income tax expense and TE adjustment                  74,722         35,960          32,124          27,404          40,272
                                                 -------------------------------------------   ----------------------------
Net income                                       $   125,407    $    58,049     $    54,363     $    45,008     $    66,902
                                                 ===========================================   ============================

UNUSUAL ITEMS (PRETAX)
Commercial lease residual recovery (charge)                -   ($       121)   ($    17,032)   ($     5,206)    $     1,246
Principal investment (losses) gains              $    16,860        (16,388)          6,464          (1,912)        (17,224)
                                                 -------------------------------------------   ----------------------------
Total                                            $    16,860   ($    16,509)   ($    10,568)   ($     7,118)   ($    15,978)
                                                 ===========================================   ============================

UNUSUAL ITEMS (AFTER TAX)
Commercial lease residual recovery (charge)                -   ($        79)   ($    11,071)   ($     3,384)    $       810
Principal investment (losses) gains              $    10,959        (10,652)          4,202          (1,243)        (11,195)
                                                 -------------------------------------------   ----------------------------
Total                                            $    10,959   ($    10,731)   ($     6,869)   ($     4,627)   ($    10,385)
                                                 ===========================================   ============================

Average assets (in millions)                     $    30,626    $    31,194     $    31,180     $    31,461     $    31,013
Average equity (in millions)                           2,329          2,333           2,334           2,225           2,319
Return on average assets                                1.62%           .75%            .71%            .57%            .86%
Return on average equity                               21.36           9.98            9.45            8.03           11.44
Efficiency ratio                                       33.50          37.66           40.31           40.34           40.32

                                                             2002                            YTD
                                                -----------------------------   -----------------------------
                                                   2ND QTR         1ST QTR           2003            2002
                                                -----------------------------   -------------   -------------
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES

Net interest income (TE)                         $   493,218     $   488,995     $ 1,471,410     $ 1,475,789
Provision for loan losses                             74,303          79,375         217,634         217,334
                                                ----------------------------    ------------    ------------
Net interest income after provision                  418,915         409,620       1,253,776       1,258,455
Noninterest income                                   168,969         144,859         536,509         481,538
Noninterest expense                                  362,525         331,131       1,020,668       1,017,187
                                                ----------------------------    ------------    ------------
Income before taxes                                  225,359         223,348         769,617         722,806
Income tax expense and TE adjustment                  85,186          84,426         290,915         273,222
                                                ----------------------------    ------------    ------------
Net income                                       $   140,173     $   138,922     $   478,702     $   449,584
                                                ============================    ============    ============

UNUSUAL ITEMS (PRETAX)
Auto lease residual recovery (charge)           ($    37,682)   ($    13,169)   ($    15,681)   ($    50,851)
                                                ----------------------------    ------------    ------------
Total                                           ($    37,682)   ($    13,169)   ($    15,681)   ($    50,851)
                                                ============================    ============    ============

UNUSUAL ITEMS (AFTER TAX)
Auto lease residual recovery (charge)           ($    24,493)   ($     8,560)   ($    10,193)   ($    33,053)
                                                ----------------------------    ------------    ------------
Total                                           ($    24,493)   ($     8,560)   ($    10,193)   ($    33,053)
                                                ============================    ============    ============

Average assets (in millions)                     $    24,449     $    24,796     $    26,001     $    24,541
Average equity (in millions)                           2,182           2,166           2,330           2,186
Return on average assets                                2.30%           2.27%           2.46%           2.45%
Return on average equity                               25.77           26.01           27.47           27.49
Efficiency ratio                                       54.75           52.24           50.83           51.97

WHOLESALE BANKING

Net interest income (TE)                         $   255,592     $   246,620     $   772,671     $   754,895
Provision for loan losses                             83,600          94,079         259,891         251,584
                                                ----------------------------    ------------    ------------
Net interest income after provision                  171,992         152,541         512,780         503,311
Noninterest income                                    79,779          71,616         245,110         202,108
Noninterest expense                                  127,417         124,516         377,265         374,250
                                                ----------------------------    ------------    ------------
Income before taxes                                  124,354          99,641         380,625         331,169
Income tax expense and TE adjustment                  47,047          37,695         142,806         125,014
                                                ----------------------------    ------------    ------------
Net income                                       $    77,307     $    61,946     $   237,819     $   206,155
                                                ============================    ============    ============

UNUSUAL ITEMS (PRETAX)
Commercial lease residual (charge) recovery     ($     4,620)              -    ($    17,153)   ($     3,374)
Principal investment (losses) gains                   (1,860)   ($     1,907)          6,936         (20,991)
                                                ----------------------------    ------------    ------------
Total                                           ($     6,480)   ($     1,907)   ($    10,217)   ($    24,365)
                                                ============================    ============    ============

UNUSUAL ITEMS (AFTER TAX)
Commercial lease residual (charge) recovery     ($     3,003)              -    ($    11,150)   ($     2,193)
Principal investment (losses) gains                   (1,209)   ($     1,239)          4,509         (13,643)
                                                ----------------------------    ------------    ------------
Total                                           ($     4,212)   ($     1,239)   ($     6,641)   ($    15,836)
                                                ============================    ============    ============

Average assets (in millions)                     $    31,041     $    31,407     $    30,998     $    31,152
Average equity (in millions)                           2,296           2,303           2,332           2,306
Return on average assets                                1.00%            .80%           1.03%            .88%
Return on average equity                               13.51           10.91           13.63           11.95
Efficiency ratio                                       37.99           39.13           37.07           39.11

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                                                  2003                               2002
                                                                ---------------------------------------   --------------------------
                                                                  3RD QTR       2ND QTR       1ST QTR       4TH QTR        3RD QTR
                                                                ---------------------------------------   --------------------------
NATIONAL CONSUMER FINANCE (NCF)

Net interest income (TE)                                        $  552,471    $  476,357    $  457,271    $  380,638     $  289,311
Provision for loan losses                                           14,262        25,428        30,486       (26,530)        50,121
                                                                --------------------------------------    -------------------------
Net interest income after provision                                538,209       450,929       426,785       407,168        239,190
Noninterest income                                                  34,306       482,781       400,432       222,150        180,816
Noninterest expense                                                320,947       272,919       245,321       293,144        188,503
                                                                --------------------------------------    -------------------------
Income before taxes                                                251,568       660,791       581,896       336,174        231,503
Income tax expense and TE adjustment                                96,149       260,415       229,542       126,132         86,804
                                                                --------------------------------------    -------------------------
Net income                                                      $  155,419    $  400,376    $  352,354    $  210,042     $  144,699
                                                                ======================================    =========================

Average assets (in millions)                                    $   53,111    $   48,293    $   45,317    $   41,006     $   32,087
Average equity (in millions)                                         1,711         1,632         1,576         1,657          1,552
Return on average assets                                              1.16%         3.33%         3.15%         2.03%          1.79%
Return on average equity                                             36.05         98.42         90.69         50.29          36.98
Efficiency ratio                                                     54.70         28.45         28.60         48.63          40.10

NCF NET INCOME BY DIVISION:
  National City Mortgage Co., excluding net MSR hedging gains   $    8,195    $  221,506    $  161,904    $   62,679     $   44,409
  Net MSR hedging gains(1)                                          18,395        66,750        97,984        43,433         63,020
                                                                --------------------------------------    -------------------------
     Total National City Mortgage Co.                               26,590       288,256       259,888       106,112        107,429
  First Franklin origination, sales, and portfolio(2)              116,411       100,759        82,267        94,952         30,110
  National Home Equity                                              12,418        11,361        10,199         8,978          7,160
                                                                --------------------------------------    -------------------------
     Net income                                                 $  155,419    $  400,376    $  352,354    $  210,042     $  144,699
                                                                ======================================    =========================

ASSET MANAGEMENT

Net interest income (TE)                                        $   26,229    $   25,978    $   25,124    $   25,741     $   25,267
Provision for loan losses                                            1,286         2,733         1,584         2,352          1,328
                                                                --------------------------------------    -------------------------
Net interest income after provision                                 24,943        23,245        23,540        23,389         23,939
Noninterest income                                                  86,885        91,650        82,782        84,194         89,425
Noninterest expense                                                 72,429        70,979        75,948        75,411         72,426
                                                                --------------------------------------    -------------------------
Income before taxes                                                 39,399        43,916        30,374        32,172         40,938
Income tax expense and TE adjustment                                14,893        16,600        11,481        12,161         15,475
                                                                --------------------------------------    -------------------------
Net income                                                      $   24,506    $   27,316    $   18,893    $   20,011     $   25,463
                                                                ======================================    =========================

Average assets (in millions)                                    $    2,880    $    2,890    $    2,916    $    2,951     $    2,934
Average equity (in millions)                                           380           375           373           385            383
Return on average assets                                              3.38%         3.79%         2.63%         2.69%          3.44%
Return on average equity                                             25.59         29.19         20.52         20.63          26.41
Efficiency ratio                                                     64.03         60.34         70.38         68.60          63.15

                                                                           2002                        YTD
                                                                -------------------------   -------------------------
                                                                  2ND QTR       1ST QTR         2003          2002
                                                                -------------------------   -----------   -----------
NATIONAL CONSUMER FINANCE (NCF)

Net interest income (TE)                                        $  259,251    $  277,486    $1,486,099    $  826,048
Provision for loan losses                                           19,157        22,822        70,176        92,100
                                                                ------------------------    ----------    ----------
Net interest income after provision                                240,094       254,664     1,415,923       733,948
Noninterest income                                                 249,237       202,390       917,519       632,443
Noninterest expense                                                211,396       206,262       839,187       606,161
                                                                ------------------------    ----------    ----------
Income before taxes                                                277,935       250,792     1,494,255       760,230
Income tax expense and TE adjustment                               104,234        93,928       586,106       284,966
                                                                ------------------------    ----------    ----------
Net income                                                      $  173,701    $  156,864    $  908,149    $  475,264
                                                                ========================    ==========    ==========

Average assets (in millions)                                    $   29,039    $   31,684    $   48,936    $   30,938
Average equity (in millions)                                         1,384         1,270         1,640         1,403
Return on average assets                                              2.40%         2.01%         2.48%         2.05%
Return on average equity                                             50.35         50.11         74.04         45.29
Efficiency ratio                                                     41.57         42.98         34.91         41.56

NCF NET INCOME BY DIVISION:
  National City Mortgage Co., excluding net MSR hedging gains   $  110,614    $  111,015    $  391,605    $  266,038
  Net MSR hedging gains(1)                                          15,829        22,866       183,129       101,715
                                                                ------------------------    ----------    ----------
     Total National City Mortgage Co.                              126,443       133,881       574,734       367,753
  First Franklin origination, sales, and portfolio(2)               42,510        19,265       299,437        91,885
  National Home Equity                                               4,748         3,718        33,978        15,626
                                                                ------------------------    ----------    ----------
     Net income                                                 $  173,701    $  156,864    $  908,149    $  475,264
                                                                ========================    ==========    ==========

ASSET MANAGEMENT

Net interest income (TE)                                        $   25,374    $   25,061    $   77,331    $   75,702
Provision for loan losses                                            8,863         1,509         5,603        11,700
                                                                ------------------------    ----------    ----------
Net interest income after provision                                 16,511        23,552        71,728        64,002
Noninterest income                                                 102,437        93,646       261,317       285,508
Noninterest expense                                                 77,398        75,401       219,356       225,225
                                                                ------------------------    ----------    ----------
Income before taxes                                                 41,550        41,797       113,689       124,285
Income tax expense and TE adjustment                                15,706        15,799        42,974        46,980
                                                                ------------------------    ----------    ----------
Net income                                                      $   25,844    $   25,998    $   70,715    $   77,305
                                                                ========================    ==========    ==========

Average assets (in millions)                                    $    2,974    $    3,012    $    2,895    $    2,973
Average equity (in millions)                                           388           392           376           388
Return on average assets                                              3.49%         3.50%         3.27%         3.48%
Return on average equity                                             26.68         26.89         25.13         26.66
Efficiency ratio                                                     60.56         63.52         64.77         62.35

(1) Represents net after-tax impact of servicing asset hedging activities and servicing asset impairment charges and recoveries

(2)  Includes the Altegra and Loan Zone portfolios

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                                      2003                               2002
                                                    ---------------------------------------   --------------------------
                                                      3RD QTR       2ND QTR       1ST QTR       4TH QTR        3RD QTR
                                                    ---------------------------------------   --------------------------
NATIONAL PROCESSING

Net interest income (TE)                             $     787     $     865     $     683     $   1,554     $   1,346
Provision for loan losses                                    -             -             -             -             -
                                                    --------------------------------------    ------------------------
Net interest income after provision                        787           865           683         1,554         1,346
Noninterest income                                     124,881       113,590       106,123       117,847       114,345
Noninterest expense                                    101,548        95,945        92,564        96,087        97,056
                                                    --------------------------------------    ------------------------
Income before taxes                                     24,120        18,510        14,242        23,314        18,635
Income tax expense and TE adjustment                     9,811         7,444         5,695         9,170         5,949
                                                    --------------------------------------    ------------------------
Net income                                           $  14,309     $  11,066     $   8,547     $  14,144     $  12,686
                                                    ======================================    =========================

UNUSUAL ITEMS (PRETAX)
Severance and related charges                        $      65    ($   1,273)            -             -             -
Charge related to closing operations in Mexico               -             -             -             -             -
                                                    --------------------------------------    ------------------------
Total                                                $      65    ($   1,273)            -             -             -
                                                    ======================================    =========================

UNUSUAL ITEMS (AFTER TAX)
Severance and related charges                        $      39    ($     764)            -             -             -
Charge related to closing operations in Mexico               -             -             -             -             -
                                                    --------------------------------------    ------------------------
Total                                                $      39    ($     764)            -             -             -
                                                    ======================================    =========================

Average assets (in millions)                         $     691     $     542     $     533     $     520     $     510
Average equity (in millions)                               481           466           455           429           412
Return on average assets                                  8.21%         8.19%         6.50%        10.80%         9.87%
Return on average equity                                 11.80          9.52          7.62         13.08         12.22
Efficiency ratio                                         80.81         83.83         86.67         80.47         83.89

PARENT AND OTHER

Net interest expense (TE)                           ($ 187,195)   ($ 148,955)   ($ 119,955)   ($  77,358)    ($ 83,332)
Benefit related to loan losses                         (21,732)      (23,114)      (18,031)      (22,142)      (19,846)
                                                    --------------------------------------    ------------------------
Net interest expense after provision                  (165,463)     (125,841)     (101,924)      (55,216)      (63,486)
Noninterest income                                      16,869       128,824        24,781         2,257        17,778
Noninterest expense                                     54,240       136,628       105,318        84,819        66,343
                                                    --------------------------------------    ------------------------
Income (loss) before taxes                            (202,834)     (133,645)     (182,461)     (137,778)     (112,051)
Income tax expense (benefit) and TE adjustment         (93,831)      (84,963)     (103,315)      (67,916)      (65,999)
                                                    --------------------------------------    ------------------------
Net income (loss)                                   ($ 109,003)   ($  48,682)   ($  79,146)   ($  69,862)    ($ 46,052)
                                                    ======================================    ========================

UNUSUAL ITEMS (PRETAX)
Building lease termination penalty                           -    ($   8,738)            -             -             -
Severance and related charges                       ($   5,504)        1,376    ($  71,137)   ($   9,755)    ($ 11,485)
Consideration from sale of NAMCO preferred shares            -             -             -             -             -
Loss on commercial paper conduit consolidation               -             -             -             -       (15,891)
Charitable foundation contribution                           -       (40,089)            -             -             -
Minority interest related to NPI charges                    (6)          115             -             -             -
Bank stock fund gains (losses)                           1,045        31,874             -       (15,605)            -
                                                    --------------------------------------    ------------------------
Total                                               ($   4,465)   ($  15,462)   ($  71,137)   ($  25,360)    ($ 27,376)
                                                    ======================================    ========================

UNUSUAL ITEMS (AFTER TAX)
Building lease termination penalty                           -    ($   5,680)            -             -             -
Severance and related charges                       ($   3,578)          894    ($  46,239)   ($   6,341)    ($  7,465)
Consideration from sale of NAMCO preferred shares            -             -             -             -             -
Loss on commercial paper conduit consolidation               -             -             -             -       (10,329)
Charitable foundation contribution                           -       (26,058)            -             -             -
Minority interest related to NPI charges                    (6)          115             -             -             -
Bank stock fund gains (losses)                             679        25,997             -       (10,143)            -
                                                    --------------------------------------    ------------------------
Total                                               ($   2,905)   ($   4,732)   ($  46,239)   ($  16,484)    ($ 17,794)
                                                    ======================================    ========================

Average assets (in millions)                         $  10,064     $  10,404     $  10,668     $  11,562     $  10,181

                                                               2002                        YTD
                                                    -------------------------   -------------------------
                                                      2ND QTR       1ST QTR         2003          2002
                                                    -------------------------   -----------   -----------
NATIONAL PROCESSING

Net interest income (TE)                             $   1,258     $   1,190     $   2,335     $   3,794
Provision for loan losses                                    -             -             -             -
                                                    ------------------------    ----------    ----------
Net interest income after provision                      1,258         1,190         2,335         3,794
Noninterest income                                     112,493       109,778       344,594       336,616
Noninterest expense                                     91,691        91,504       290,057       280,251
                                                    ------------------------    ----------    ----------
Income before taxes                                     22,060        19,464        56,872        60,159
Income tax expense and TE adjustment                     9,861         7,416        22,950        23,226
                                                    ------------------------    ----------    ----------
Net income                                           $  12,199     $  12,048     $  33,922     $  36,933
                                                    ========================    ==========    ==========

UNUSUAL ITEMS (PRETAX)
Severance and related charges                                -             -    ($   1,208)            -
Charge related to closing operations in Mexico      ($   1,650)            -             -    ($   1,650)
                                                    ------------------------    ----------    ----------
Total                                               ($   1,650)            -    ($   1,208)   ($   1,650)
                                                    ========================    ==========    ==========

UNUSUAL ITEMS (AFTER TAX)
Severance and related charges                                -             -    ($     725)            -
Charge related to closing operations in Mexico      ($   2,350)            -             -    ($   2,350)
                                                    ------------------------    ----------    ----------
Total                                               ($   2,350)            -    ($     725)   ($   2,350)
                                                    ========================    ==========    ==========

Average assets (in millions)                         $     453     $     442     $     589     $     467
Average equity (in millions)                               384           370           468           389
Return on average assets                                 10.80%        11.05%         7.69%        10.56%
Return on average equity                                 12.75         13.20          9.70         12.70
Efficiency ratio                                         80.61         82.46         83.61         82.33

PARENT AND OTHER

Net interest expense (TE)                           ($  64,336)   ($  34,002)   ($ 456,105)   ($ 181,670)
Benefit related to loan losses                         (20,447)       (9,145)      (62,877)      (49,438)
                                                    ------------------------    ----------    ----------
Net interest expense after provision                   (43,889)      (24,857)     (393,228)     (132,232)
Noninterest income                                      60,409       122,104       170,474       200,291
Noninterest expense                                    103,495        46,075       296,186       215,913
                                                    ------------------------    ----------    ----------
Income (loss) before taxes                             (86,975)       51,172      (518,940)     (147,854)
Income tax expense (benefit) and TE adjustment         (50,533)          819      (282,109)     (115,713)
                                                    ------------------------    ----------    ----------
Net income (loss)                                   ($  36,442)    $  50,353    ($ 236,831)   ($  32,141)
                                                    ========================    ==========    ==========

UNUSUAL ITEMS (PRETAX)
Building lease termination penalty                           -             -    ($   8,738)            -
Severance and related charges                       ($   5,717)   ($   5,846)      (75,265)   ($  23,048)
Consideration from sale of NAMCO preferred shares        5,136             -             -         5,136
Loss on commercial paper conduit consolidation               -             -             -       (15,891)
Charitable foundation contribution                     (52,825)            -       (40,089)      (52,825)
Minority interest related to NPI charges                   346             -           109           346
Bank stock fund gains (losses)                          41,630        48,427        32,919        90,057
                                                    ------------------------    ----------    ----------
Total                                               ($  11,430)    $  42,581    ($  91,064)    $   3,775
                                                    ========================    ==========    ==========

UNUSUAL ITEMS (AFTER TAX)
Building lease termination penalty                           -             -    ($   5,680)            -
Severance and related charges                       ($   3,716)   ($   3,800)      (48,923)   ($  14,981)
Consideration from sale of NAMCO preferred shares        3,338             -             -         3,338
Loss on commercial paper conduit consolidation               -             -             -       (10,329)
Charitable foundation contribution                     (34,336)            -       (26,058)      (34,336)
Minority interest related to NPI charges                   346             -           109           346
Bank stock fund gains (losses)                          32,008        31,478        26,676        63,486
                                                    ------------------------    ----------    ----------
Total                                               ($   2,360)    $  27,678    ($  53,876)    $   7,524
                                                    ========================    ==========    ==========

Average assets (in millions)                         $   9,965     $  10,767     $  10,376     $  10,304

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                                       2003                                 2002
                                                   -------------------------------------------  ----------------------------
                                                      3RD QTR        2ND QTR        1ST QTR        4TH QTR        3RD QTR
                                                   -------------------------------------------  ----------------------------
CONSOLIDATED

Net interest income (TE)                            $ 1,150,765    $ 1,102,248    $ 1,100,728    $ 1,081,175    $   978,851
Provision for loan losses                               107,047        183,147        200,233        158,638        169,164
                                                   ------------------------------------------   ---------------------------
Net interest income after provision                   1,043,718        919,101        900,495        922,537        809,687
Noninterest income                                      547,500      1,061,562        866,461        673,495        620,787
Noninterest expense                                   1,007,616      1,026,237      1,008,866      1,010,647        870,176
                                                   ------------------------------------------   ---------------------------
Income before taxes                                     583,602        954,426        758,090        585,385        560,298
Income tax expense and TE adjustment                    204,265        337,835        261,542        204,887        186,111
                                                   ------------------------------------------   ---------------------------
Net income                                          $   379,337    $   616,591    $   496,548    $   380,498    $   374,187
                                                   ==========================================   ===========================

UNUSUAL ITEMS (PRETAX)
Auto lease residual recovery (charge)               $     9,574              -   ($    25,255)             -              -
Commercial lease residual (charge) recovery                   -   ($       121)       (17,032)  ($     5,206)   $     1,246
Principal investment (losses) gains                      16,860        (16,388)         6,464         (1,912)       (17,224)
Building lease termination penalty                            -         (8,738)             -              -              -
Severance and related charges                            (5,445)           218        (71,137)        (9,755)       (11,485)
Consideration from sale of NAMCO preferred shares             -              -              -              -              -
Loss on commercial paper conduit consolidation                -              -              -              -        (15,891)
Charitable foundation contribution                            -        (40,089)             -              -              -
NPI charge related to closing operations in
    Mexico, net                                               -              -              -              -              -
Bank stock fund gains (losses)                            1,045         31,874              -        (15,605)             -
                                                   ------------------------------------------   ---------------------------
Total                                               $    22,034   ($    33,244)  ($   106,960)  ($    32,478)  ($    43,354)
                                                   ==========================================   ===========================

UNUSUAL ITEMS (AFTER TAX)
Auto lease residual recovery (charge)               $     6,223              -   ($    16,416)             -              -
Commercial lease residual (charge) recovery                   -   ($        79)       (11,071)  ($     3,384)   $       810
Principal investment (losses) gains                      10,959        (10,652)         4,202         (1,243)       (11,195)
Building lease termination penalty                            -         (5,680)             -              -              -
Severance and related charges                            (3,545)           245        (46,239)        (6,341)        (7,465)
Consideration from sale of NAMCO preferred shares             -              -              -              -              -
Loss on commercial paper conduit consolidation                -              -              -              -        (10,329)
Charitable foundation contribution                            -        (26,058)             -              -              -
NPI charge related to closing operations in
    Mexico, net                                               -              -              -              -              -
Bank stock fund gains (losses)                              679         25,997              -        (10,143)             -
                                                   ------------------------------------------   ---------------------------
Total                                               $    14,316   ($    16,227)  ($    69,524)  ($    21,111)  ($    28,179)
                                                   ==========================================   ===========================

Average assets (in millions)                        $   123,812    $   119,060    $   116,433    $   112,689    $   101,107
Average total equity (in millions)                        9,271          8,802          8,600          8,386          8,218
Return on average assets                                   1.22%          2.08%          1.73%          1.34%          1.47%
Return on average total equity                            16.23          28.10          23.42          18.00          18.06
Efficiency ratio                                          59.52          48.13          51.29          57.06          54.40

                                                               2002                          YTD
                                                   ----------------------------  ----------------------------
                                                      2ND QTR        1ST QTR         2003            2002
                                                   ----------------------------  -------------  -------------
CONSOLIDATED

Net interest income (TE)                            $   970,357    $ 1,005,350    $ 3,353,741    $ 2,954,558
Provision for loan losses                               165,476        188,640        490,427        523,280
                                                   ---------------------------   ------------   ------------
Net interest income after provision                     804,881        816,710      2,863,314      2,431,278
Noninterest income                                      773,324        744,393      2,475,523      2,138,504
Noninterest expense                                     973,922        874,889      3,042,719      2,718,987
                                                   ---------------------------   ------------   ------------
Income before taxes                                     604,283        686,214      2,296,118      1,850,795
Income tax expense and TE adjustment                    211,501        240,083        803,642        637,695
                                                   ---------------------------   ------------   ------------
Net income                                          $   392,782    $   446,131    $ 1,492,476    $ 1,213,100
                                                   ===========================   ============   ============

UNUSUAL ITEMS (PRETAX)
Auto lease residual recovery (charge)              ($    37,682)  ($    13,169)  ($    15,681)  ($    50,851)
Commercial lease residual (charge) recovery              (4,620)             -        (17,153)        (3,374)
Principal investment (losses) gains                      (1,860)        (1,907)         6,936        (20,991)
Building lease termination penalty                            -              -         (8,738)             -
Severance and related charges                            (5,717)        (5,846)       (76,364)       (23,048)
Consideration from sale of NAMCO preferred shares         5,136              -              -          5,136
Loss on commercial paper conduit consolidation                -              -              -        (15,891)
Charitable foundation contribution                      (52,825)             -        (40,089)       (52,825)
NPI charge related to closing operations in
    Mexico, net                                          (1,304)             -              -         (1,304)
Bank stock fund gains (losses)                           41,630         48,427         32,919         90,057
                                                   ---------------------------   ------------   ------------
Total                                              ($    57,242)   $    27,505   ($   118,170)  ($    73,091)
                                                   ===========================   ============   ============

UNUSUAL ITEMS (AFTER TAX)
Auto lease residual recovery (charge)              ($    24,493)  ($     8,560)  ($    10,193)  ($    33,053)
Commercial lease residual (charge) recovery              (3,003)             -        (11,150)        (2,193)
Principal investment (losses) gains                      (1,209)        (1,239)         4,509        (13,643)
Building lease termination penalty                            -              -         (5,680)             -
Severance and related charges                            (3,716)        (3,800)       (49,539)       (14,981)
Consideration from sale of NAMCO preferred shares         3,338              -              -          3,338
Loss on commercial paper conduit consolidation                -              -              -        (10,329)
Charitable foundation contribution                      (34,336)             -        (26,058)       (34,336)
NPI charge related to closing operations in
    Mexico, net                                          (2,004)             -              -         (2,004)
Bank stock fund gains (losses)                           32,008         31,478         26,676         63,486
                                                   ---------------------------   ------------   ------------
Total                                              ($    33,415)   $    17,879   ($    71,435)  ($    43,715)
                                                   ===========================   ============   ============

Average assets (in millions)                        $    97,921    $   102,108    $   119,795    $   100,375
Average total equity (in millions)                        7,886          7,529          8,893          7,880
Return on average assets                                   1.61%          1.77%          1.67%          1.62%
Return on average total equity                            19.98          24.03          22.44          20.58
Efficiency ratio                                          57.30          51.58          52.53          54.43

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
                     CONSOLIDATED SELECTED AVERAGE BALANCES
                                 ($ IN MILLIONS)

                                                              SEPTEMBER    AUGUST       JULY        JUNE         MAY
                                                                2003        2003        2003        2003        2003
                                                              ---------   ---------   ---------   ---------   ---------
ASSETS

  AVAILABLE FOR SALE SECURITIES, AT COST                      $   6,496   $   6,703   $   6,796   $   6,920   $   7,421

  PORTFOLIO LOANS:
    Commercial                                                $  23,478   $  23,537   $  23,714   $  23,752   $  24,269
    Real estate - commercial                                      9,466       9,435       9,448       9,465       9,453
    Real estate - residential                                    24,828      24,041      23,418      22,833      22,525
    Home equity lines of credit                                   9,926       9,634       9,287       8,996       8,771
    Credit card and other unsecured lines of credit               2,183       2,181       2,147       2,115       2,083
    Other consumer                                                8,276       8,264       7,964       8,001       7,828
                                                              ---------   ---------   ---------   ---------   ---------
      TOTAL PORTFOLIO LOANS                                   $  78,157   $  77,092   $  75,978   $  75,162   $  74,929
                                                              =========   =========   =========   =========   =========

  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                $      14   $      13   $      13   $      13   $      13
    Mortgage:
       National City Mortgage Co.                                24,957      26,828      25,980      24,216      23,194
       First Franklin                                             1,361         957         932         954       1,143
       National City Home Loan Services (formerly Altegra)           32           -           -           -           -
                                                              ---------   ---------   ---------   ---------   ---------
    Total mortgage loans held for sale                           26,350      27,785      26,912      25,170      24,337
                                                              ---------   ---------   ---------   ---------   ---------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION             $  26,364   $  27,798   $  26,925   $  25,183   $  24,350
                                                              =========   =========   =========   =========   =========

LIABILITIES

  DEPOSITS:
    Noninterest bearing                                       $  18,313   $  20,012   $  19,863   $  17,868   $  17,537
    NOW and money market accounts                                26,371      26,179      25,729      25,404      25,003
    Savings accounts                                              2,394       2,427       2,444       2,452       2,448
    Consumer time                                                13,245      13,290      13,474      13,799      13,998
                                                              ---------   ---------   ---------   ---------   ---------
      CORE DEPOSITS                                              60,323      61,908      61,510      59,523      58,986
    Other                                                         3,014       3,739       2,964       3,038       3,402
    Foreign                                                       8,835       7,015       5,762       5,683       8,612
                                                              ---------   ---------   ---------   ---------   ---------
      TOTAL DEPOSITS                                          $  72,172   $  72,662   $  70,236   $  68,244   $  71,000
                                                              =========   =========   =========   =========   =========
  Federal funds borrowed and security repurchase agreements   $  10,214   $  10,577   $  11,174   $  11,674   $  11,420
  Borrowed funds                                                  1,161         855       1,246       1,617       1,304
  Long-term debt                                                 27,275      27,879      27,545      25,753      22,995

MEMO:
Noninterest bearing mortgage banking principal and
  interest (P&I) balances                                     $   4,653   $   6,457   $   6,069   $   4,735   $   4,741
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                        1,032       1,059       1,060       1,007         954
Noninterest bearing deposits excluding P&I and T&I balances      12,628      12,496      12,734      12,126      11,842
Core deposits excluding P&I and T&I balances                     54,638      54,392      54,381      53,781      53,291

                                                                APRIL       MARCH      FEBRUARY    JANUARY
                                                                2003        2003         2003       2003
                                                              ---------   ---------   ---------   ---------
ASSETS

  AVAILABLE FOR SALE SECURITIES, AT COST                      $   7,850   $   8,080   $   8,345   $   8,464

  PORTFOLIO LOANS:
    Commercial                                                $  24,936   $  24,799   $  24,589   $  24,400
    Real estate - commercial                                      9,508       9,496       9,397       9,366
    Real estate - residential                                    22,048      21,787      20,931      20,348
    Home equity lines of credit                                   8,514       8,306       8,156       7,995
    Credit card and other unsecured lines of credit               2,055       2,039       2,025       2,033
    Other consumer                                                8,047       7,812       8,034       8,031
                                                              ---------   ---------   ---------   ---------
      TOTAL PORTFOLIO LOANS                                   $  75,108   $  74,239   $  73,132   $  72,173
                                                              =========   =========   =========   =========

  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                $      13   $      13   $      15   $      15
    Mortgage:
       National City Mortgage Co.                                21,823      20,786      21,383      22,856
       First Franklin                                               976         607         868       1,005
       National City Home Loan Services (formerly Altegra)            -           -           -           -
                                                              ---------   ---------   ---------   ---------
    Total mortgage loans held for sale                           22,799      21,393      22,251      23,861
                                                              ---------   ---------   ---------   ---------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION             $  22,812   $  21,406   $  22,266   $  23,876
                                                              =========   =========   =========   =========

LIABILITIES

  DEPOSITS:
    Noninterest bearing                                       $  17,385   $  16,061   $  15,728   $  15,283
    NOW and money market accounts                                24,730      24,060      23,375      23,021
    Savings accounts                                              2,442       2,441       2,449       2,482
    Consumer time                                                14,116      14,264      14,466      14,627
                                                              ---------   ---------   ---------   ---------
      CORE DEPOSITS                                              58,673      56,826      56,018      55,413
    Other                                                         3,176       3,307       3,569       3,250
    Foreign                                                       6,498       6,250       6,001       7,498
                                                              ---------   ---------   ---------   ---------
      TOTAL DEPOSITS                                          $  68,347   $  66,383   $  65,588   $  66,161
                                                              =========   =========   =========   =========
  Federal funds borrowed and security repurchase agreements   $  12,783   $  12,169   $  12,841   $  11,960
  Borrowed funds                                                  1,670       1,731       2,249       3,893
  Long-term debt                                                 23,021      23,063      22,976      22,452

MEMO:
Noninterest bearing mortgage banking principal and
  interest (P&I) balances                                     $   4,599   $   3,681   $   3,510   $   3,186
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                          909         816         750         717
Noninterest bearing deposits excluding P&I and T&I balances      11,877      11,564      11,468      11,380
Core deposits excluding P&I and T&I balances                     53,165      52,329      51,758      51,510

                           CAPITALIZATION (PERIOD END)
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                              SEPTEMBER     AUGUST      JULY        JUNE         MAY
                                                                 2003        2003       2003        2003         2003
                                                              ---------   ---------   ---------   ---------   ---------
COMMON STOCK REPURCHASE ACTIVITY

Number of common shares repurchased                                 5.3         -           -           -           -
Average price per share of repurchased common shares          $   30.10         -           -           -           -
Total cost                                                    $   160.3         -           -           -           -
Common shares remaining under authorization(1)                     32.6      37.9        37.9        37.9        37.9

                                                                APRIL       MARCH      FEBRUARY    JANUARY
                                                                2003        2003         2003       2003
                                                              ---------   ---------   ---------   ---------
COMMON STOCK REPURCHASE ACTIVITY

Number of common shares repurchased                                 -           1.1          .2          .1
Average price per share of repurchased common shares                -      $  27.30    $  26.93    $  27.02
Total cost                                                          -      $   31.1    $    5.2    $    1.3
Common shares remaining under authorization(1)                   37.9          37.9        39.0        14.3

(1) In February 2003, National City Corporation's Board of Directors authorized the repurchase of an additional 25 million shares of issued and outstanding common stock

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
              FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

                                                   SEPTEMBER    AUGUST      JULY       JUNE       MAY        APRIL      MARCH
                                                     2003        2003       2003       2003       2003       2003       2003
                                                   ---------    ------    -------     ------     ------     ------     ------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services     11,794     11,853     11,696     11,450     11,222     11,521     11,472
  Wholesale Banking                                   1,574      1,587      1,589      1,583      1,585      1,706      1,739
  National Consumer Finance                          10,551     10,712     10,486     10,155      9,808      9,721      9,486
  Asset Management                                    1,502      1,496      1,506      1,520      1,543      1,610      1,640
  National Processing                                 1,705      1,751      1,682      1,689      1,758      1,767      1,761

CORPORATE SUPPORT STAFF(2)                            6,062      6,094      6,089      6,017      6,057      6,443      6,535
                                                     ------     ------     ------     ------     ------     ------     ------
  TOTAL EMPLOYEES                                    33,188     33,493     33,048     32,414     31,973     32,768     32,633
                                                     ======     ======     ======     ======     ======     ======     ======

                                                    FEBRUARY    JANUARY
                                                      2003        2003
                                                    --------    -------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services     11,499     11,541
  Wholesale Banking                                   1,758      1,771
  National Consumer Finance                           9,357      9,144
  Asset Management                                    1,651      1,658
  National Processing                                 1,771      1,781

CORPORATE SUPPORT STAFF(2)                            6,587      6,704
                                                     ------     ------
  TOTAL EMPLOYEES                                    32,623     32,599
                                                     ======     ======


(1)  Represents period-end, active, full-time equivalent employees

(2) Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

       CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES

                                                   SEPTEMBER     AUGUST       JULY        JUNE        MAY
                                                     2003         2003        2003        2003        2003
                                                   ---------    --------    --------    --------    --------
DEPOSIT ACCOUNT METRICS (PERIOD-END)

PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                      1,641       1,632       1,617       1,604       1,589
     Interest bearing checking                           709         705         700         696         692
     Money market savings                                457         454         452         448         445
     Regular savings                                     841         846         850         855         859
                                                    --------    --------    --------    --------    --------
          TOTAL PERSONAL DEPOSIT ACCOUNTS              3,648       3,637       3,619       3,603       3,585
                                                    ========    ========    ========    ========    ========

Average account size:
     Noninterest bearing checking                   $  1,834    $  1,866    $  1,844    $  1,876    $  1,885
     Interest bearing checking                        10,953      10,984      10,803      10,761      10,652
     Money market savings                             30,246      30,233      30,092      29,981      29,849
     Regular savings                                   2,519       2,535       2,540       2,548       2,540
                                                    --------    --------    --------    --------    --------
          TOTAL AVERAGE ACCOUNT SIZE                $  7,321    $  7,331    $  7,268    $  7,249    $  7,206
                                                    ========    ========    ========    ========    ========

BUSINESS DEPOSITS:
Number of accounts (in thousands)                        308         304         301         297         294
Average account size                                $ 20,551    $ 20,704    $ 20,498    $ 20,273    $ 19,940

TIME DEPOSITS:
Number of accounts (in thousands)                        819         825         837         851         862
Average account size                                $ 15,649    $ 15,591    $ 15,577    $ 15,694    $ 15,721

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(1)

Installment loan originations:
  Home equity(2)                                       6,967       4,644       4,921       5,781       4,006
  Other(3)                                             2,681       1,442       2,076       1,811       1,926
Home equity and other lines of credit                  6,749       8,616       8,581       7,822       9,857
                                                    --------    --------    --------    --------    --------
     TOTAL CONSUMER LOAN ORIGINATIONS                 16,397      14,702      15,578      15,414      15,789
                                                    ========    ========    ========    ========    ========

BANK BRANCHES AND OTHER

Total bank branches                                    1,122       1,124       1,123       1,123       1,131
ATMs                                                   1,580       1,582       1,580       1,583       1,597
Online banking customers                             740,976     717,039     687,510     664,283     640,523

                                                      APRIL      MARCH      FEBRUARY    JANUARY
                                                      2003        2003        2003        2003
                                                    --------    --------    --------    --------
DEPOSIT ACCOUNT METRICS (PERIOD-END)

PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                      1,581       1,574       1,568       1,563
     Interest bearing checking                           688         682         675         669
     Money market savings                                442         438         432         427
     Regular savings                                     863         871         876         880
                                                    --------    --------    --------    --------
          TOTAL PERSONAL DEPOSIT ACCOUNTS              3,574       3,565       3,551       3,539
                                                    ========    ========    ========    ========

Average account size:
     Noninterest bearing checking                   $  1,925    $  1,910    $  1,860    $  1,820
     Interest bearing checking                        10,619      10,226       9,879       9,906
     Money market savings                             29,676      29,530      29,344      29,369
     Regular savings                                   2,527       2,495       2,446       2,437
                                                    --------    --------    --------    --------
          TOTAL AVERAGE ACCOUNT SIZE                $  7,173    $  7,034    $  6,873    $  6,824
                                                    ========    ========    ========    ========

BUSINESS DEPOSITS:
Number of accounts (in thousands)                        290         286         281         277
Average account size                                $ 19,855    $ 19,875    $ 20,091    $ 20,321

TIME DEPOSITS:
Number of accounts (in thousands)                        872         882         892         902
Average account size                                $ 15,667    $ 15,652    $ 15,703    $ 15,708

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(1)

Installment loan originations:
  Home equity(2)                                       2,710       3,266       2,300       1,954
  Other(3)                                             1,799       1,653       1,551       1,493
Home equity and other lines of credit                  9,295       7,036       6,263       6,107
                                                    --------    --------    --------    --------
     TOTAL CONSUMER LOAN ORIGINATIONS                 13,804      11,955      10,114       9,554
                                                    ========    ========    ========    ========

BANK BRANCHES AND OTHER

Total bank branches                                    1,136       1,139       1,139       1,142
ATMs                                                   1,597       1,607       1,607       1,608
Online banking customers                             621,538     599,411     578,653     556,236

(1) Excludes home equity loans generated by the National Home Equity division of the National Consumer Finance line of business

(2) Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet

(3) Includes automobile, truck, boat, recreational vehicle, and other secured installment loans

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
                      ASSET MANAGEMENT PERFORMANCE MEASURES
                                 ($ IN MILLIONS)

                                                      SEPTEMBER      AUGUST        JULY          JUNE          MAY
                                                        2003          2003         2003          2003          2003
                                                     ----------    ----------   ----------    ----------    ----------
ASSETS UNDER ADMINISTRATION

  Managed assets:
     Value at beginning of period                    $  58,540     $  58,017    $  58,690     $  57,331     $  55,808
     Estimated change due to market impact                 305           144           43           323         1,392
     Other activity, net                                  (511)          379         (716)        1,036           131
                                                     ---------     ---------    ---------     ---------     ---------
     Value at end of period                          $  58,334     $  58,540    $  58,017     $  58,690     $  57,331
                                                     ---------     ---------    ---------     ---------     ---------

  Non-managed assets:
     Value at beginning of period                       50,428        49,487       50,440        50,214        49,044
     Estimated change due to market impact                (635)          705         (313)          619         1,596
     Other activity, net                                  (156)          236         (640)         (393)         (426)
                                                     ---------     ---------    ---------     ---------     ---------
     Value at end of period                             49,637        50,428       49,487        50,440        50,214
                                                     ---------     ---------    ---------     ---------     ---------
     TOTAL ASSETS AT END OF PERIOD                   $ 107,971     $ 108,968    $ 107,504     $ 109,130     $ 107,545
                                                     =========     =========    =========     =========     =========

  PROPRIETARY MUTUAL FUND ASSETS (included above)    $  14,851     $  15,359    $  15,282     $  15,832     $  15,634

                                                        APRIL         MARCH      FEBRUARY      JANUARY
                                                        2003          2003         2003          2003
                                                     ----------    ----------   ----------    ----------
ASSETS UNDER ADMINISTRATION

  Managed assets:
     Value at beginning of period                    $  55,179     $  54,468    $  55,855     $  57,571
     Estimated change due to market impact               1,661           594           (9)         (773)
     Other activity, net                                (1,032)          117       (1,378)         (943)
                                                     ---------     ---------    ---------     ---------
     Value at end of period                          $  55,808     $  55,179    $  54,468     $  55,855
                                                     ---------     ---------    ---------     ---------

  Non-managed assets:
     Value at beginning of period                       47,682        47,673       69,352        75,998
     Estimated change due to market impact               1,577           260         (996)       (1,096)
     Other activity, net                                  (215)         (251)     (20,683)       (5,550)
                                                     ---------     ---------    ---------     ---------
     Value at end of period                             49,044        47,682       47,673        69,352
                                                     ---------     ---------    ---------     ---------
     TOTAL ASSETS AT END OF PERIOD                   $ 104,852     $ 102,861    $ 102,141     $ 125,207
                                                     =========     =========    =========     =========

  PROPRIETARY MUTUAL FUND ASSETS (included above)    $  15,117     $  15,187    $  15,477     $  15,871

                           MORTGAGE BANKING STATISTICS
                                 ($ IN MILLIONS)

                                                             SEPTEMBER    AUGUST        JULY       JUNE         MAY
                                                               2003        2003         2003       2003         2003
                                                             ---------   ---------   ---------   ---------   ---------
APPLICATION DATA

National City Mortgage Co. (NCMC)                            $  8,705    $  8,581    $ 13,818    $ 21,344    $ 21,374
First Franklin(1)                                               3,638       4,202       3,095       2,732       2,858
                                                             --------    --------    --------    --------    --------
   TOTAL APPLICATIONS                                        $ 12,343    $ 12,783    $ 16,913    $ 24,076    $ 24,232
                                                             ========    ========    ========    ========    ========

Percentage of NCMC applications represented by refinances          52%         51%         64%         79%         76%

PRODUCTION DATA

NCMC:
     Retail                                                  $  3,336    $  5,240    $  6,414    $  5,498    $  4,371
     Wholesale                                                  3,766       5,330       7,187       6,562       5,446
                                                             --------    --------    --------    --------    --------
     Total NCMC                                                 7,102      10,570      13,601      12,060       9,817
First Franklin                                                    977       1,117         707         868         746
                                                             --------    --------    --------    --------    --------
   TOTAL LOANS ORIGINATED FOR SALE                           $  8,079    $ 11,687    $ 14,308    $ 12,928    $ 10,563
                                                             ========    ========    ========    ========    ========

Percentage of NCMC originations represented by refinances          60%         72%         78%         75%         71%

MEMO:
Total First Franklin loan orginations                        $  2,147    $  2,131    $  1,773    $  1,588    $  1,449

LOAN SALES

NCMC                                                         $ 11,212    $ 10,023    $ 12,227    $  9,445    $  8,472
First Franklin                                                    984         711         848       1,499         117
                                                             --------    --------    --------    --------    --------
   TOTAL MORTGAGE LOAN SALES                                 $ 12,196    $ 10,734    $ 13,075    $ 10,944    $  8,589
                                                             ========    ========    ========    ========    ========

SERVICING DATA

Total mortgage loans serviced for third parties              $129,127    $123,630    $121,395    $119,894    $117,493

                                                               APRIL       MARCH      FEBRUARY    JANUARY
                                                               2003        2003         2003        2003
                                                             ---------   ---------   ---------   ---------
APPLICATION DATA

National City Mortgage Co. (NCMC)                            $ 15,131    $ 18,361    $ 13,511    $ 13,201
First Franklin(1)                                               2,672       2,244       2,450       2,069
                                                             --------    --------    --------    --------
   TOTAL APPLICATIONS                                        $ 17,803    $ 20,605    $ 15,961    $ 15,270
                                                             ========    ========    ========    ========

Percentage of NCMC applications represented by refinances          69%         76%         76%         75%

PRODUCTION DATA

NCMC:
     Retail                                                  $  4,626    $  3,975    $  3,279    $  3,352
     Wholesale                                                  6,350       5,372       4,263       4,059
                                                             --------    --------    --------    --------
     Total NCMC                                                10,976       9,347       7,542       7,411
First Franklin                                                    782         680         350         702
                                                             --------    --------    --------    --------
   TOTAL LOANS ORIGINATED FOR SALE                           $ 11,758    $ 10,027    $  7,892    $  8,113
                                                             ========    ========    ========    ========

Percentage of NCMC originations represented by refinances          78%         76%         77%         75%

MEMO:
Total First Franklin loan orginations                        $  1,359    $  1,280    $  1,105    $  1,103

LOAN SALES

NCMC                                                         $  9,360    $  8,968    $  7,751    $  8,892
First Franklin                                                    548         572         617         662
                                                             --------    --------    --------    --------
   TOTAL MORTGAGE LOAN SALES                                 $  9,908    $  9,540    $  8,368    $  9,554
                                                             ========    ========    ========    ========

SERVICING DATA

Total mortgage loans serviced for third parties              $114,204    $112,358    $108,638    $105,465

(1) Represents First Franklin applications for both loans originated for sale and to be held in portfolio

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
             FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS(1)
                                 ($ IN MILLIONS)

                                                                SEPTEMBER      AUGUST        JULY         JUNE         MAY
                                                                   2003         2003         2003         2003         2003
                                                                ---------    ---------    ---------    ---------    ---------
PRODUCTION DATA

ORIGINATIONS:
  Total First Franklin originations                             $  2,147     $  2,131     $  1,773     $  1,588     $  1,449
  Weighted-average note rate                                        6.94%        6.83%        6.80%        7.04%        7.19%
  Weighted-average credit score(2)                                   659          662          658          657          657

SALES:
  Total sales of First Franklin loans to third parties          $    984     $    711     $    848     $  1,499     $    117
  Net gains on sales of First Franklin loans to third parties         36           24           35           62            8

PORTFOLIO STATISTICS(3)

Period-end portfolio balance                                    $ 13,183     $ 12,527     $ 11,871     $ 11,496     $ 11,066
Weighted-average note rate                                          7.43%        7.55%        7.65%        7.70%        7.75%
Weighted-average loan size                                      $124,772     $123,036     $123,905     $126,390     $129,188
Weighted-average credit score(2)(4)                                  648          647          646          645          645
First-lien weighted-average loan-to-value ratio(5)                 77.82%       77.80%       78.58%       78.56%       78.57%

                                                                  APRIL        MARCH       FEBRUARY     JANUARY
                                                                  2003         2003          2003         2003
                                                                ---------    ---------    ---------    ---------
PRODUCTION DATA

ORIGINATIONS:
  Total First Franklin originations                             $  1,359     $  1,280     $  1,105     $  1,103
  Weighted-average note rate                                        7.21%        7.31%        7.34%        7.35%
  Weighted-average credit score(2)                                   656          656          657          657

SALES:
  Total sales of First Franklin loans to third parties          $    548     $    572     $    617     $    662
  Net gains on sales of First Franklin loans to third parties         18           24           26           19

PORTFOLIO STATISTICS(3)

Period-end portfolio balance                                    $ 10,891     $ 10,434     $ 10,005     $  9,863
Weighted-average note rate                                          7.77%        7.81%        7.85%        7.92%
Weighted-average loan size                                      $132,673     $136,113     $139,914     $139,696
Weighted-average credit score(2)(4)                                  644          645          645          644
First-lien weighted-average loan-to-value ratio(5)                 78.62%       79.83%       78.71%       78.81%

(1) First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.

(3) Represents statistics on First Franklin loans retained in the residential real estate portfolio.

(4) Based upon current FICO(R)score for borrowers. FICO(R)scores are updated quarterly.

(5) Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

                                                                              34